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                               WALL STREET SAVVY,
                               MAIN STREET TOUCH.

                                     [LOGO]
                              HANCOCK HORIZON FUNDS

                    FOR MORE INFORMATION CALL 1.800.738.2625
                           WWW.HANCOCKHORIZONFUNDS.COM

                                   PROSPECTUS

                                [GRAPHIC OMITTED]

                         HANCOCK HORIZON FAMILY OF FUNDS

                                  MAY 31, 2008

                           Strategic Income Bond Fund
                                   Value Fund
                                   Growth Fund
                                 Burkenroad Fund

                     TRUST CLASS, CLASS A AND CLASS C SHARES

                                   ADVISED BY
                                Horizon Advisers
                  (an unincorporated division of Hancock Bank)

               The U.S. Securities and Exchange Commission has not
             approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

      This prospectus does not offer for sale and is not a solicitation of offers to purchase shares of certain funds described herein in those states and jurisdictions where the funds are not registered and/or qualified for sale. The Hancock Horizon Value Fund, Hancock Horizon
         Growth Fund and Hancock Horizon Strategic Income Bond Fund are
          not available in any state except Alabama, Florida, Georgia,
                   Louisiana, Mississippi, Texas and Virginia.

                       The Advisors' Inner Circle Fund II

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                             ABOUT THIS PROSPECTUS

The Hancock Horizon Family of Funds is a mutual fund family that offers different classes of shares in separate investment portfolios that have individual investment goals and strategies. This prospectus gives you important information about Trust Class, Class A and Class C Shares of the Strategic Income Bond Fund, the Value Fund and the Growth Fund and Class A Shares of the Burkenroad Fund (each, a "Fund" and collectively, the "Funds") that you should know before investing. Please read this prospectus and keep it for future reference.

Trust Class, Class A and Class C Shares have different expenses and other characteristics, allowing you to choose the class that best suits your needs. You should consider the amount you want to invest, how long you plan to have it invested, and whether you plan to make additional investments.

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. FOLLOWING, THERE IS SOME GENERAL INFORMATION YOU SHOULD KNOW ABOUT RISK AND RETURN THAT IS COMMON TO EACH OF THE FUNDS. FOR MORE DETAILED INFORMATION ABOUT EACH FUND, PLEASE SEE:


                                                                           Page
STRATEGIC INCOME BOND FUND
   Fund Summary                                                               1
   Principal Investment Strategy                                              1
   Principal Risks                                                            1
   Performance Information                                                    2
   Fund Fees and Expenses                                                     3

VALUE FUND
   Fund Summary                                                               4
   Principal Investment Strategy                                              4
   Principal Risks                                                            4
   Performance Information                                                    5
   Fund Fees and Expenses                                                     6

GROWTH FUND
   Fund Summary                                                               7
   Principal Investment Strategy                                              7
   Principal Risks                                                            7
   Performance Information                                                    8
   Fund Fees and Expenses                                                     9

BURKENROAD FUND
   Fund Summary                                                              10
   Principal Investment Strategy                                             10
   Principal Risks                                                           10
   Performance Information                                                   11
   Fund Fees and Expenses                                                    13

MORE INFORMATION ABOUT RISK                                                  14

MORE INFORMATION ABOUT FUND INVESTMENTS                                      14

INFORMATION ABOUT PORTFOLIO HOLDINGS                                         15

INVESTMENT ADVISER                                                           15

PORTFOLIO MANAGERS                                                           16

PURCHASING, SELLING AND EXCHANGING FUND SHARES                               16

DISTRIBUTION OF FUND SHARES                                                  22

OTHER POLICIES                                                               22

SHAREHOLDER SERVICING ARRANGEMENTS                                           24

PAYMENTS TO FINANCIAL INTERMEDIARIES                                         24

DIVIDENDS AND DISTRIBUTIONS                                                  25

TAXES                                                                        25

FINANCIAL HIGHLIGHTS                                                         27

HOW TO OBTAIN MORE INFORMATION ABOUT THE HANCOCK HORIZON FAMILY
OF FUNDS                                                             BACK COVER

RISK/RETURN INFORMATION COMMON TO THE FUNDS

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund has an investment goal and strategies for reaching that goal. The Funds' investment adviser invests each Fund's assets in a way that it believes will help the Fund achieve its goal. Still, investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. The investment adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the investment adviser does, you could lose money on your investment in a Fund, just as you could with similar investments. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY.

The value of your investment in a Fund is based on the value of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

STRATEGIC INCOME BOND FUND

FUND SUMMARY

INVESTMENT GOAL Total return through current income and capital appreciation, consistent with the preservation of capital
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INVESTMENT FOCUS Fixed income securities issued by the U.S. Treasury, U.S. government agencies and U.S. corporations
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SHARE PRICE VOLATILITY Low
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PRINCIPAL INVESTMENT STRATEGY Investing in a mix of U.S. Treasury securities, U.S. government agency securities, mortgage-backed securities and investment grade corporate debt to attempt to maximize return while limiting risk
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INVESTOR PROFILE Conservative investors who want current income, low risk to principal, and a total return commensurate with fixed income investing
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PRINCIPAL INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of its net assets in:
(i) fixed income obligations issued by the U.S. Treasury and U.S. government agencies; (ii) mortgage-backed securities; and (iii) investment grade U.S. corporate debt. This investment policy can be changed by the Fund upon 60 days' prior notice to shareholders. In selecting investments for the Fund, Horizon Advisers (the "Adviser") analyzes current market conditions and anticipated changes in bond prices to attempt to invest more of the Fund's assets in the type of security the Adviser expects to offer the best balance between income, the potential for appreciation and stability of principal. The Adviser actively manages the maturity of the Fund and, under normal circumstances, the Fund's dollar-weighted average maturity will be between five and fifteen years. The Adviser may vary this average maturity in anticipation of a change in the interest rate environment. There is no restriction on the maturity of a single security. Securities will be considered for sale: in the event of or in anticipation of a credit downgrade; in order to change the average weighted maturity of the Fund; to reallocate the Fund's investments among the above types of fixed income securities; or to realize an aberration in a security's market valuation.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore difficult to calculate how they will respond to changes in interest rates. The Fund may have to re-invest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

The Fund is also subject to the risk that its investment approach, which focuses on U.S. government and corporate fixed income securities, may perform differently from other mutual funds which focus on different fixed income market segments or other asset classes.

PERFORMANCE INFORMATION

The following bar chart and performance table illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS HOW THE PERFORMANCE OF THE FUND'S TRUST CLASS SHARES HAS VARIED FROM CALENDAR YEAR TO CALENDAR YEAR.*

                                   [BAR CHART]

2001        2002        2003        2004        2005        2006        2007
----        ----        ----        ----        ----        ----        ----
7.43%       8.10%       2.80%       2.05%       1.16%       4.16%       6.42%

BEST QUARTER         WORST QUARTER
   3.87%               (1.73)%
(09/30/01)            (06/30/04)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S PERFORMANCE FROM 1/1/08 TO 3/31/08 WAS 2.79%.

AVERAGE ANNUAL TOTAL RETURNS

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2007 TO THOSE OF THE LEHMAN BROTHERS INTERMEDIATE AGGREGATE INDEX AND THE LIPPER(R) CORPORATE A-RATED DEBT FUND OBJECTIVE.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only the Trust Class Shares. After-tax returns for other classes will vary.

                                                                        SINCE
                                                                      INCEPTION
STRATEGIC INCOME                                                       (MAY 31,
BOND FUND                                          1 YEAR   5 YEARS     2000)
-------------------------------------------------------------------------------
FUND RETURNS BEFORE TAXES
   TRUST CLASS SHARES                               6.42%    3.30%     5.16%
   CLASS A SHARES (REFLECTS A MAXIMUM SALES
      CHARGE OF 4.00%)                              1.92%    2.21%     4.34%
   CLASS C SHARES                                   5.60%    2.32%     4.20%
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS
      TRUST CLASS SHARES                            4.87%    1.91%     3.42%
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND
   SALE OF FUND SHARES
      TRUST CLASS SHARES                            4.13%    2.00%     3.37%
LEHMAN BROTHERS INTERMEDIATE AGGREGATE
   INDEX (REFLECTS NO DEDUCTION FOR FEES,
   EXPENSES, OR TAXES)                              7.02%    4.22%     6.36%
LIPPER(R) CORPORATE
   A-RATED DEBT
   FUND OBJECTIVE                                   4.47%    4.11%     5.81%

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SIMPLY SPEAKING...

WHAT IS AN INDEX?

AN INDEX MEASURES THE MARKET PRICES OF A SPECIFIC GROUP OF SECURITIES IN A PARTICULAR MARKET OR MARKET SECTOR. YOU CANNOT INVEST DIRECTLY IN AN INDEX. UNLIKE A MUTUAL FUND, AN INDEX DOES NOT HAVE AN INVESTMENT ADVISER AND DOES NOT PAY ANY COMMISSIONS OR EXPENSES. IF AN INDEX HAD EXPENSES, ITS PERFORMANCE WOULD BE LOWER. THE LEHMAN BROTHERS INTERMEDIATE AGGREGATE INDEX IS AN INDEX THAT REPRESENTS SECURITIES THAT ARE SEC-REGISTERED, TAXABLE AND DOLLAR DENOMINATED. THE INDEX COVERS THE U.S. INVESTMENT GRADE FIXED RATE BOND MARKET, WITH INDEX COMPONENTS FOR GOVERNMENT AND CORPORATE SECURITIES, MORTGAGE PASS-THROUGH SECURITIES, AND ASSET-BACKED SECURITIES WHICH HAVE A MATURITY OF ONE TO TEN YEARS.

WHAT IS A LIPPER(R) OBJECTIVE?

A LIPPER(R) OBJECTIVE IS A COMPOSITE OF MUTUAL FUNDS WITH SIMILAR INVESTMENT GOALS. YOU CANNOT INVEST DIRECTLY IN A LIPPER(R) OBJECTIVE. THE FUNDS INCLUDED IN THE LIPPER(R) CORPORATE A-RATED DEBT FUND INVEST THE BULK OF THEIR ASSETS IN SECURITIES SIMILAR TO THOSE IN WHICH THE FUND INVESTS, SUCH AS CORPORATE DEBT ISSUES RATED "A" OR BETTER OR GOVERNMENT DEBT ISSUES. THE NUMBER OF FUNDS IN THE LIPPER(R) CORPORATE A-RATED DEBT FUND VARIES.

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FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD FUND SHARES.

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SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
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                                                                            TRUST CLASS SHARES   CLASS A SHARES   CLASS C SHARES
                                                                            ------------------   --------------   --------------
Maximum Sales Charge (Load) Imposed on Purchases
   (as a percentage of offering price)                                             None              4.00%*           None
Maximum Deferred Sales Charge (Load)
   (as a percentage of net asset value)                                            None              None             None
Maximum Sales Charge (Load) Imposed on
   Reinvested Dividends and Other Distributions
   (as a percentage of offering price)                                             None              None             None
Redemption Fee (as a percentage of amount redeemed, if applicable)                 None              None             1.00%**
Exchange Fee                                                                       None              None             None

* THIS SALES CHARGE VARIES DEPENDING UPON HOW MUCH YOU INVEST. SEE "PURCHASING, SELLING AND EXCHANGING FUND SHARES."

** THIS REDEMPTION FEE IS ONLY APPLICABLE TO SHARES SOLD WITHIN ONE YEAR OF THEIR PURCHASE DATE. THIS FEE IS NOT A SALES CHARGE AND IS PAYABLE DIRECTLY TO THE FUND.

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ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                                            TRUST CLASS SHARES   CLASS A SHARES   CLASS C SHARES
                                                                            ------------------   --------------   --------------
Investment Advisory Fees                                                           0.60%             0.60%            0.60%
Distribution (12b-1) Fees                                                          None              None             0.75%
Other Expenses                                                                     0.24%             0.49%*           0.49%*
Acquired Fund Fees and Expenses+                                                   0.01%             0.01%            0.01%
                                                                                  -----             -----            -----
Total Annual Fund Operating Expenses                                               0.85%             1.10%            1.85%
Less Fee Waivers and Expense Reimbursements                                       (0.09)%           (0.09)%          (0.09)%
                                                                                  -----             -----            -----
Net Expenses+**                                                                    0.76%             1.01%            1.76%

 *    OTHER EXPENSES FOR CLASS A AND CLASS C SHARES INCLUDE SHAREHOLDER SERVICE
      FEES.

 + THE TOTAL ANNUAL FUND OPERATING EXPENSES AND NET EXPENSES IN THIS FEE TABLE DO NOT CORRELATE TO THE EXPENSE RATIO IN THE FUND'S FINANCIAL STATEMENTS (OR THE FINANCIAL HIGHLIGHTS IN THIS PROSPECTUS), BECAUSE THE FINANCIAL STATEMENTS INCLUDE ONLY THE DIRECT OPERATING EXPENSES INCURRED BY THE FUND, NOT THE INDIRECT COSTS OF INVESTING IN ACQUIRED FUNDS.

** THE ADVISER HAS CONTRACTUALLY AGREED WITH THE FUND TO REDUCE ITS FEES AND REIMBURSE EXPENSES IN ORDER TO KEEP NET EXPENSES (EXCLUDING INTEREST, TAXES, ACQUIRED FUND FEES AND EXPENSES, BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) FROM EXCEEDING 0.75%, 1.00% AND 1.75% OF THE FUND'S AVERAGE DAILY NET ASSETS OF THE TRUST CLASS, CLASS A AND CLASS C SHARES, RESPECTIVELY, UNTIL MAY 31, 2009. NET EXPENSES SHOWN INCLUDE 0.01% OF ACQUIRED FUND FEES AND EXPENSES.

For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

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EXAMPLE
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                          ------   -------   -------   --------
TRUST CLASS SHARES                        $   78    $ 262     $ 463     $1,041
CLASS A SHARES                            $  499    $ 727     $ 974     $1,679
CLASS C SHARES                            $  279*   $ 573     $ 992     $2,162

* THIS AMOUNT REFLECTS THE COST OF INVESTING IN CLASS C SHARES OF THE FUND IF YOU SELL YOUR SHARES AT THE END OF ONE YEAR. IF YOU DO NOT SELL YOUR SHARES AT THE END OF ONE YEAR, THE COST OF INVESTING IN CLASS C SHARES OF THE FUND WOULD BE $179.

VALUE FUND

FUND SUMMARY

INVESTMENT GOAL Long-term capital appreciation with a secondary goal of current income
--------------------------------------------------------------------------------
INVESTMENT FOCUS Medium to large capitalization U.S. common stocks
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY Medium
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY Investing in common stocks which the Adviser believes to be "undervalued" based on its fundamental analysis
--------------------------------------------------------------------------------
INVESTOR PROFILE Investors who seek long-term capital appreciation and who are willing to bear the risks of investing in equity securities
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGY

The Fund seeks capital appreciation by investing primarily (at least 80% of its net assets) in U.S. common stocks. The Fund invests in "undervalued" companies with medium to large capitalizations (in excess of $2 billion) that the Adviser believes are of sound financial quality and are actively traded in the market. While capital appreciation is the primary purpose for investing in a company, the Fund will emphasize companies that pay current dividends. The Adviser employs a quantitative method of analysis in its investment decision making. These measurable quantitative factors include relative price to earnings ratio, cash flow, increasing growth measured by a company's profitability, earnings surprise, estimate revision, and book value of a company relative to its stock price. The Adviser attempts to keep a sector weighting similar to that of the Fund's primary benchmark, the Russell 1000(R) Value Index. The Adviser also considers the sector weighting of peer funds in the Lipper(R) Multi-Cap Value Funds Classification. The Adviser continually monitors the Fund's portfolio and may sell a security when it achieves a designated target price, there is a fundamental change in the company's prospects or better investment opportunities become available.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund's securities will fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund pursues a "value style" of investing. Value investing focuses on companies with stocks that appear undervalued in light of factors such as the company's earnings, book value, revenues or cash flow. If the Adviser's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds. In addition, "value stocks" can continue to be undervalued by the market for long periods of time.

PERFORMANCE INFORMATION

The following bar chart and performance table illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS HOW THE PERFORMANCE OF THE FUND'S TRUST CLASS SHARES HAS VARIED FROM CALENDAR YEAR TO CALENDAR YEAR.*

                                   [BAR CHART]

 2001        2002        2003        2004        2005        2006        2007
------      ------      ------      ------      ------      ------      ------
-2.94%      -6.90%      27.98%      23.34%      11.42%      18.35%      9.29%

BEST QUARTER                   WORST QUARTER
   14.24%                        (14.82)%
 (06/30/03)                     (09/30/02)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S PERFORMANCE FROM 1/1/08 TO 3/31/08 WAS (9.32)%.

AVERAGE ANNUAL TOTAL RETURNS

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2007 TO THOSE OF THE RUSSELL 1000(R) VALUE INDEX AND THE LIPPER(R) MULTI-CAP VALUE FUNDS CLASSIFICATION.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only the Trust Class Shares. After-tax returns for other classes will vary.

                                                                        SINCE
                                                                      INCEPTION
                                                                       (MAY 31,
VALUE FUND                                         1 YEAR   5 YEARS     2000)
--------------------------------------------------------------------------------
FUND RETURNS BEFORE TAXES
   TRUST CLASS SHARES                               9.29%    17.87%     11.59%
   CLASS A SHARES (REFLECTS A MAXIMUM SALES
     CHARGE OF 5.25%)                               3.29%    16.32%     10.53%
   CLASS C SHARES                                   8.34%    16.74%     10.54%
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS
     TRUST CLASS SHARES                             7.60%    16.80%     10.83%
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND
   SALE OF FUND SHARES
     TRUST CLASS SHARES                             7.86%    15.60%     10.09%
RUSSELL 1000(R) VALUE INDEX (REFLECTS NO
   DEDUCTION FOR FEES, EXPENSES, OR TAXES)         (0.17)%   14.63%      7.11%
LIPPER(R) MULTI-CAP VALUE FUNDS CLASSIFICATION      0.08%    13.72%      6.75%

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SIMPLY SPEAKING ...

WHAT IS AN INDEX?

AN INDEX MEASURES THE MARKET PRICES OF A SPECIFIC GROUP OF SECURITIES IN A PARTICULAR MARKET OR MARKET SECTOR. YOU CANNOT INVEST DIRECTLY IN AN INDEX. UNLIKE A MUTUAL FUND, AN INDEX DOES NOT HAVE AN INVESTMENT ADVISER AND DOES NOT PAY ANY COMMISSIONS OR EXPENSES. IF AN INDEX HAD EXPENSES, ITS PERFORMANCE WOULD BE LOWER. THE RUSSELL 1000(R) VALUE INDEX IS A WIDELY-RECOGNIZED INDEX WHICH MEASURES THE PERFORMANCE OF COMPANIES IN THE RUSSELL 1000(R) INDEX WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES. THE RUSSELL 1000(R) INDEX IS A CAPITALIZATION-WEIGHTED (COMPANIES WITH LARGER MARKET CAPITALIZATIONS HAVE MORE INFLUENCE THAN THOSE WITH SMALLER MARKET CAPITALIZATIONS) INDEX OF THE 1,000 LARGEST U.S. COMPANIES.

WHAT IS A LIPPER(R) FUNDS CLASSIFICATION?

A LIPPER(R) FUNDS CLASSIFICATION MEASURES THE SHARE PRICES OF A SPECIFIC GROUP OF MUTUAL FUNDS WITH A PARTICULAR INVESTMENT OBJECTIVE. YOU CANNOT INVEST DIRECTLY IN A LIPPER(R) FUNDS CLASSIFICATION. THE FUNDS INCLUDED IN THE LIPPER(R) MULTI-CAP VALUE FUNDS CLASSIFICATION INVEST IN COMPANIES WITH GOALS SIMILAR TO THE VALUE FUND. THE NUMBER OF FUNDS IN THE LIPPER(R) MULTI-CAP VALUE FUNDS CLASSIFICATION VARIES.

--------------------------------------------------------------------------------

FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD FUND SHARES.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

                                                              TRUST CLASS SHARES   CLASS A SHARES   CLASS C SHARES
                                                              ------------------   --------------   --------------
Maximum Sales Charge (Load) Imposed on Purchases (as a
   percentage of offering price)                                     None               5.25%*           None
Maximum Deferred Sales Charge (Load) (as a percentage of
   net asset value)                                                  None               None             None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends
   and Other Distributions (as a percentage of offering              None               None             None
   price)
Redemption Fee (as a percentage of amount redeemed, if
   applicable)                                                       None               None             1.00%**
Exchange Fee                                                         None               None             None

 * THIS SALES CHARGE VARIES DEPENDING UPON HOW MUCH YOU INVEST. SEE "PURCHASING, SELLING AND EXCHANGING FUND SHARES."

** THIS REDEMPTION FEE IS ONLY APPLICABLE TO SHARES SOLD WITHIN ONE YEAR OF THEIR PURCHASE DATE. THIS FEE IS NOT A SALES CHARGE AND IS PAYABLE DIRECTLY TO THE FUND.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                          TRUST CLASS SHARES   CLASS A SHARES   CLASS C SHARES
                                          ------------------   --------------   --------------
Investment Advisory Fees                         0.80%              0.80%            0.80%
Distribution (12b-1) Fees                        None               None             0.75%
Other Expenses+                                  0.24%              0.49%*           0.49%*
                                                 ----               ----             ----
Total Annual Fund Operating Expenses**           1.04%              1.29%            2.04%

 *    OTHER EXPENSES FOR CLASS A AND CLASS C SHARES INCLUDE SHAREHOLDER SERVICE
      FEES.

** THE ADVISER HAS VOLUNTARILY AGREED TO REDUCE ITS FEES AND REIMBURSE EXPENSES TO THE EXTENT NECESSARY IN ORDER TO KEEP TOTAL ANNUAL FUND OPERATING EXPENSES (EXCLUDING INTEREST, TAXES, BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) FROM EXCEEDING 1.10%, 1.35% AND 2.10% OF THE FUND'S AVERAGE DAILY NET ASSETS OF THE TRUST CLASS, CLASS A AND CLASS C SHARES, RESPECTIVELY. DURING THE FUND'S MOST RECENT FISCAL YEAR, NO FEE REDUCTIONS OR EXPENSE REIMBURSEMENTS WERE REQUIRED TO MAINTAIN THESE EXPENSE CAPS. THE ADVISER MAY DISCONTINUE ALL OR A PORTION OF THESE FEE REDUCTIONS OR EXPENSE REIMBURSEMENTS AT ANY TIME.

 +    OTHER EXPENSES INCLUDE ACQUIRED FUND FEES AND EXPENSES OF LESS THAN 0.01%.

For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                                         1 YEAR   3 YEARS    5 YEARS    10 YEARS
                                         ------   -------   ---------   --------
TRUST CLASS SHARES                        $106     $ 331     $  574      $1,271
CLASS A SHARES                            $649     $ 913     $1,195      $2,000
CLASS C SHARES                            $307*    $ 640     $1,098      $2,369

* THIS AMOUNT REFLECTS THE COST OF INVESTING IN CLASS C SHARES OF THE FUND IF YOU SELL YOUR SHARES AT THE END OF ONE YEAR. IF YOU DO NOT SELL YOUR SHARES AT THE END OF ONE YEAR, THE COST OF INVESTING IN CLASS C SHARES OF THE FUND WOULD BE $207.

GROWTH FUND

FUND SUMMARY

INVESTMENT GOAL Long-term capital appreciation
--------------------------------------------------------------------------------
INVESTMENT FOCUS Medium to large capitalization U.S. common stocks
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY High
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY Investing in common stocks which the Adviser believes have above average growth potential based on its fundamental analysis
--------------------------------------------------------------------------------
INVESTOR PROFILE Investors who seek long-term capital appreciation and who are willing to bear the risks of investing in equity securities
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGY

The Fund seeks capital appreciation by investing primarily (at least 80% of its net assets) in U.S. common stocks. The Fund focuses on stocks of companies with medium to large market capitalizations (in excess of $2 billion) whose sales and earnings are expected to grow at an above average rate. The Adviser employs a quantitative method of analysis in its investment decision making. These measurable quantitative factors include earnings surprise and estimate revision, historical price performance of a stock compared to other stocks in the market, increasing growth measured by a company's return on equity, and relative price-to-earnings ratio and cash flow. The Adviser attempts to keep a sector weighting similar to that of the Fund's primary benchmark, the Russell 1000(R) Growth Index. The Adviser also considers the sector weighting of peer funds in the Lipper(R) Multi-Cap Growth Funds Classification. The Adviser continually monitors the Fund's portfolio and may sell a security when it achieves a designated target price, there is a fundamental change in the company's prospects or better investment opportunities become available.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund's securities will fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The price of equity securities rises and falls in response to many factors, including the historical and prospective earnings of the issuer of the stock, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. The Fund may invest in securities of companies that the Adviser believes have superior prospects for robust and sustainable growth of revenues and earnings. These may be companies with new, limited or cyclical product lines, markets or financial resources, and the management of such companies may be dependent upon one or a few key people. The stocks of such companies can therefore be subject to more abrupt or erratic market movements than stocks of larger, more established companies or the stock market in general.

PERFORMANCE INFORMATION

The following bar chart and performance table illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS HOW THE PERFORMANCE OF THE FUND'S TRUST CLASS SHARES HAS VARIED FROM CALENDAR YEAR TO CALENDAR YEAR.*

                                   [BAR CHART]

  2002           2003           2004           2005          2006          2007
--------        ------         ------         ------         -----        ------
 -18.53%        35.56%         15.75%         14.16%         4.38%        10.60%

BEST QUARTER                 WORST QUARTER
   16.39%                      (15.17)%
 (06/30/03)                   (09/30/02)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S PERFORMANCE FROM 1/1/08 TO 3/31/08 WAS (13.69)%.

AVERAGE ANNUAL TOTAL RETURNS

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2007 TO THOSE OF THE RUSSELL 1000(R) GROWTH INDEX AND THE LIPPER(R) MULTI-CAP GROWTH FUNDS CLASSIFICATION.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only the Trust Class Shares. After-tax returns for other classes will vary.

                                                                        SINCE
                                                                      INCEPTION
                                                                    (JANUARY 31,
GROWTH FUND                                      1 YEAR   5 YEARS       2001)
--------------------------------------------------------------------------------
FUND RETURNS BEFORE TAXES
   TRUST CLASS SHARES                            10.60%    15.64%       5.89%
   CLASS A SHARES (REFLECTS A MAXIMUM SALES
     CHARGE OF 5.25%)                             4.57%    14.13%       4.82%
   CLASS C SHARES                                 9.62%    14.52%       4.87%
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS
     TRUST CLASS SHARES                          10.25%    15.12%       5.54%
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND
   SALE OF FUND SHARES
     TRUST CLASS SHARES                           7.31%    13.75%       5.09%
RUSSELL 1000(R) GROWTH INDEX (REFLECTS NO
   DEDUCTION FOR FEES, EXPENSES, OR TAXES)       11.81%    12.10%      (0.73)%
LIPPER(R) MULTI-CAP GROWTH FUNDS CLASSIFICATION  14.99%    15.45%       0.17%

--------------------------------------------------------------------------------

SIMPLY SPEAKING ...

WHAT IS AN INDEX?

AN INDEX MEASURES THE MARKET PRICES OF A SPECIFIC GROUP OF SECURITIES IN A PARTICULAR MARKET OR MARKET SECTOR. YOU CANNOT INVEST DIRECTLY IN AN INDEX. UNLIKE A MUTUAL FUND, AN INDEX DOES NOT HAVE AN INVESTMENT ADVISER AND DOES NOT PAY ANY COMMISSIONS OR EXPENSES. IF AN INDEX HAD EXPENSES, ITS PERFORMANCE WOULD BE LOWER. THE RUSSELL 1000(R) GROWTH INDEX IS A WIDELY-RECOGNIZED INDEX WHICH MEASURES THE PERFORMANCE OF COMPANIES IN THE RUSSELL 1000(R) INDEX WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. THE RUSSELL 1000(R) INDEX IS A CAPITALIZATION-WEIGHTED (COMPANIES WITH LARGER MARKET CAPITALIZATIONS HAVE MORE INFLUENCE THAN THOSE WITH SMALLER MARKET CAPITALIZATIONS) INDEX OF THE 1,000 LARGEST U.S. COMPANIES.

WHAT IS A LIPPER(R) FUNDS CLASSIFICATION?

A LIPPER(R) FUNDS CLASSIFICATION MEASURES THE SHARE PRICES OF A SPECIFIC GROUP OF MUTUAL FUNDS WITH A PARTICULAR INVESTMENT OBJECTIVE. YOU CANNOT INVEST DIRECTLY IN A LIPPER(R) FUNDS CLASSIFICATION. THE FUNDS INCLUDED IN THE LIPPER(R) MULTI-CAP GROWTH FUNDS CLASSIFICATION INVEST IN COMPANIES SIMILAR TO THOSE IN WHICH THE GROWTH FUND INVESTS WITH LONG-TERM EARNINGS EXPECTED TO GROW SIGNIFICANTLY FASTER THAN THE EARNINGS OF THE STOCKS REPRESENTED IN THE MAJOR UNMANAGED STOCK INDICES. THE NUMBER OF FUNDS IN THE LIPPER(R) MULTI-CAP GROWTH FUNDS CLASSIFICATION VARIES.

--------------------------------------------------------------------------------

FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD FUND SHARES.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

                                                                        TRUST CLASS SHARES   CLASS A SHARES   CLASS C SHARES
                                                                        ------------------   --------------   --------------
Maximum Sales Charge (Load) Imposed on Purchases
   (as a percentage of offering price)                                         None              5.25%*            None
Maximum Deferred Sales Charge (Load)
   (as a percentage of net asset value)                                        None               None             None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends
   and Other Distributions (as a percentage of offering price)                 None               None             None
Redemption Fee (as a percentage of amount redeemed, if applicable)             None               None             1.00%**
Exchange Fee                                                                   None               None             None

 * THIS SALES CHARGE VARIES DEPENDING UPON HOW MUCH YOU INVEST. SEE "PURCHASING, SELLING AND EXCHANGING FUND SHARES."

** THIS REDEMPTION FEE IS ONLY APPLICABLE TO SHARES SOLD WITHIN ONE YEAR OF THEIR PURCHASE DATE. THIS FEE IS NOT A SALES CHARGE AND IS PAYABLE DIRECTLY TO THE FUND.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                           TRUST CLASS SHARES   CLASS A SHARES   CLASS C SHARES
                                           ------------------   --------------   --------------
Investment Advisory Fees                          0.80%             0.80%            0.80%
Distribution (12b-1) Fees                         None              None             0.75%
Other Expenses                                    0.26%             0.51%*           0.51%*
                                                  ----              ----             ----
Total Annual Fund Operating Expenses**            1.06%             1.31%            2.06%

 *    OTHER EXPENSES FOR CLASS A AND CLASS C SHARES INCLUDE SHAREHOLDER SERVICE
      FEES.

** THE THE ADVISER HAS VOLUNTARILY AGREED TO REDUCE ITS FEES AND REIMBURSE EXPENSES TO THE EXTENT NECESSARY IN ORDER TO KEEP TOTAL ANNUAL FUND OPERATING EXPENSES (EXCLUDING INTEREST, TAXES, BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) FROM EXCEEDING 1.10%, 1.35% AND 2.10% OF THE FUND'S AVERAGE DAILY NET ASSETS OF THE TRUST CLASS, CLASS A AND CLASS C SHARES, RESPECTIVELY. DURING THE FUND'S MOST RECENT FISCAL YEAR, NO FEE REDUCTIONS OR EXPENSE REIMBURSEMENTS WERE REQUIRED TO MAINTAIN THESE EXPENSE CAPS. THE ADVISER MAY DISCONTINUE ALL OR A PORTION OF THESE FEE REDUCTIONS OR EXPENSE REIMBURSEMENTS AT ANY TIME.

For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                                       1 YEAR   3 YEARS    5 YEARS   10 YEARS
                                      -------   -------   --------   --------
TRUST CLASS SHARES                     $108       $337     $  585     $1,294
CLASS A SHARES                         $651       $918     $1,205     $2,021
CLASS C SHARES                         $309*      $646     $1,108     $2,390

* THIS AMOUNT REFLECTS THE COST OF INVESTING IN CLASS C SHARES OF THE FUND IF YOU SELL YOUR SHARES AT THE END OF ONE YEAR. IF YOU DO NOT SELL YOUR SHARES AT THE END OF ONE YEAR, THE COST OF INVESTING IN CLASS C SHARES OF THE FUND WOULD BE $209.

BURKENROAD FUND

FUND SUMMARY

INVESTMENT GOAL Long-term capital appreciation
--------------------------------------------------------------------------------
INVESTMENT FOCUS Small capitalization common stocks and other equity securities of companies located or doing business in Alabama, Florida, Georgia, Louisiana, Mississippi and Texas
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY High
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY Investing in common stocks which the investment adviser believes have above average growth potential based on its fundamental analysis
--------------------------------------------------------------------------------
INVESTOR PROFILE Aggressive investors who seek long-term capital appreciation and who are willing to bear the risks of investing in equity securities
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGY

The Fund seeks capital appreciation by investing primarily (at least 80% of its net assets) in common stocks and other equity securities. The Fund focuses on stocks of companies with small capitalizations (less than $2 billion) located or doing business in Alabama, Florida, Georgia, Louisiana, Mississippi and Texas. The Adviser intends to utilize Tulane University's Burkenroad Reports as a primary source of investment research, but also employs its own fundamental research and quantitative analysis in its investment decision making. In selecting securities, the Adviser primarily considers sales and expense trends, market position, historic and expected earnings and dividends. The Adviser will diversify the Fund's securities across industry sectors. The Adviser continually monitors the Fund's portfolio and may sell a security when it achieves a designated price target, there is a fundamental change in the security's prospects or better investment opportunities become available.

--------------------------------------------------------------------------------

BURKENROAD REPORTS

The BURKENROAD REPORTS (the "Reports") is an educational program on investment research in which selected students at Tulane University's A.B. Freeman School of Business participate. The program is designed to teach the students how to produce objective investment research by studying publicly-held companies located in the Deep South. The Reports focus on companies that traditionally have not been followed by Wall Street analysts. The Reports are based on publicly available reports, company visits and meetings with top management.

The Adviser independently verifies the information contained within the Reports and considers, but does not rely exclusively on, the Reports in making investment decisions for the Fund. The Fund will regularly invest in companies other than those covered by the Burkenroad Reports, and may not own shares of all of the companies covered by the Reports. The Fund and Horizon Advisers are NOT affiliated with Tulane University or the A.B. Freeman School of Business. Hancock Bank licenses the name "Burkenroad" from Tulane University. Neither Tulane University, the A.B. Freeman School of Business nor the students, faculty and staff of Tulane University have any involvement in the investment decisions, management or operations of the Fund.

--------------------------------------------------------------------------------

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund's securities will fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is a principal risk of investing in the Fund.

The smaller capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small capitalization stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

The Fund's concentration of investments in securities of companies located or doing business in Alabama, Louisiana, Mississippi, Florida, Georgia and Texas subjects the Fund to economic conditions and government policies within those states. As a result, the Fund will be more susceptible to factors that adversely affect companies located or doing business in those states than a mutual fund that does not have as great a concentration in those states.

The Fund is also subject to the risk that the Adviser's particular investment style, which focuses on small capitalization stocks, may underperform other segments of the equity market or the equity market as a whole.

PERFORMANCE INFORMATION

The following bar chart and performance table illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS HOW THE PERFORMANCE OF THE FUND'S CLASS A SHARES HAS VARIED FROM CALENDAR YEAR TO CALENDAR YEAR. THE CHART DOES NOT REFLECT SALES CHARGES. IF SALES CHARGES HAD BEEN REFLECTED, RETURNS WOULD BE LESS THAN THOSE SHOWN BELOW.*

                                   [BAR CHART]

 2002           2003           2004          2005           2006          2007
-----          -----          -----          ----          -----          ----
-0.73%         34.89%         24.76%         6.51%         16.82%         2.97%

BEST QUARTER          WORST QUARTER
   20.95%                (18.59)%
 (06/30/03)             (09/30/02)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S PERFORMANCE FROM 1/1/08 TO 3/31/08 WAS (2.16)%.

AVERAGE ANNUAL TOTAL RETURNS

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2007 TO THOSE OF THE RUSSELL 2000(R) INDEX AND THE LIPPER(R) SMALL-CAP VALUE FUNDS CLASSIFICATION.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                                     SINCE
                                                                                   INCEPTION
                                                                                 (DECEMBER 31,
BURKENROAD FUND                                               1 YEAR   5 YEARS       2001)
----------------------------------------------------------------------------------------------
FUND RETURNS BEFORE TAXES (REFLECTS A MAXIMUM SALES
   CHARGE OF 5.25%)                                          (2.45)%    15.36%       12.51%
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS                    (2.65)%    15.31%       12.42%
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE  OF
   FUND SHARES                                               (1.32)%    13.53%       11.00%
RUSSELL 2000(R) INDEX (REFLECTS NO DEDUCTION FOR FEES,
   EXPENSES, OR TAXES)                                       (1.57)%    16.25%        9.12%
LIPPER(R) SMALL-CAP VALUE  FUNDS CLASSIFICATION              (5.54)%    14.94%        9.95%


--------------------------------------------------------------------------------

SIMPLY SPEAKING ...

WHAT IS AN INDEX?

AN INDEX MEASURES THE MARKET PRICES OF A SPECIFIC GROUP OF SECURITIES IN A PARTICULAR MARKET OR MARKET SECTOR. YOU CANNOT INVEST DIRECTLY IN AN INDEX. UNLIKE A MUTUAL FUND, AN INDEX DOES NOT HAVE AN INVESTMENT ADVISER AND DOES NOT PAY ANY COMMISSIONS OR EXPENSES. IF AN INDEX HAD EXPENSES, ITS PERFORMANCE WOULD BE LOWER. THE RUSSELL 2000 INDEX IS A WIDELY RECOGNIZED INDEX WHICH MEASURES THE PERFORMANCE OF THE SMALL-CAP SEGMENT OF THE U.S. EQUITY UNIVERSE. THE RUSSELL 2000 INDEX IS A SUBSET OF THE RUSSELL 3000(R) INDEX REPRESENTING APPROXIMATELY 10% OF THE TOTAL MARKET CAPITALIZATION OF THAT INDEX. IT INCLUDES APPROXIMATELY 2000 OF THE SMALLEST SECURITIES BASED ON A COMBINATION OF THEIR MARKET CAP AND CURRENT INDEX MEMBERSHIP.

WHAT IS A LIPPER(R) FUNDS CLASSIFICATION?

A LIPPER(R) FUNDS CLASSIFICATION MEASURES THE SHARE PRICES OF A SPECIFIC GROUP OF MUTUAL FUNDS WITH A PARTICULAR INVESTMENT OBJECTIVE. YOU CANNOT INVEST DIRECTLY IN A LIPPER(R) FUNDS CLASSIFICATION. THE FUNDS INCLUDED IN THE LIPPER(R) SMALL-CAP VALUE FUNDS CLASSIFICATION INVEST PRIMARILY IN COMPANIES SIMILAR TO THOSE IN WHICH THE BURKENROAD FUND INVESTS, SUCH AS THOSE WITH MARKET CAPITALIZATIONS LESS THAN $2 BILLION AT THE TIME OF PURCHASE. THE NUMBER OF FUNDS IN THE LIPPER(R) SMALL-CAP VALUE FUNDS CLASSIFICATION VARIES.

--------------------------------------------------------------------------------

FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD CLASS A SHARES OF THE FUND.

--------------------------------------------------------------------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

                                                           CLASS A SHARES
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a
   percentage of offering price)                                5.25%*

Maximum Deferred Sales Charge (Load) (as a percentage
   of net asset value)                                          None

Maximum Sales Charge (Load) Imposed on Reinvested
   Dividends and Other Distributions (as a percentage of
   offering price)                                              None

Redemption Fee (as a percentage of amount redeemed,
   if applicable)                                               1.00%**

Exchange Fee                                                    None

 * THIS SALES CHARGE VARIES DEPENDING UPON HOW MUCH YOU INVEST. SEE "PURCHASING, SELLING AND EXCHANGING FUND SHARES."

** THE REDEMPTION FEE IS ONLY APPLICABLE TO SHARES SOLD WITHIN ONE YEAR OF THEIR PURCHASE DATE. THIS FEE IS NOT A SALES CHARGE AND IS PAYABLE DIRECTLY TO THE FUND.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                           CLASS A SHARES
--------------------------------------------------------------------------------
Investment Advisory Fees                                        0.95%
Distribution (12b-1) Fees                                       None
Other Expenses*                                                 0.67%*
                                                               -----
Total Annual Fund Operating Expenses                            1.62%
Less Fee Waivers and Expense Reimbursements                    (0.22)%
                                                               -----
Net Expenses**                                                  1.40%

*     OTHER EXPENSES INCLUDE SHAREHOLDER SERVICE FEES.

** THE ADVISER HAS CONTRACTUALLY AGREED TO REDUCE ITS FEES, AND REIMBURSE EXPENSES IN ORDER TO KEEP NET EXPENSES (EXCLUDING INTEREST, TAXES, BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) FROM EXCEEDING 1.40% OF THE FUND'S AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES' UNTIL MAY 31, 2009.

For more information about these fees, see "Investment Adviser."

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same, including one year of capped expenses, and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in Class A Shares of the Fund would be:

1 YEAR               3 YEARS               5 YEARS               10 YEARS
 $760*                 $989                 $1,340                $2,329

* THIS AMOUNT REFLECTS THE COST OF INVESTING IN CLASS A SHARES OF THE FUND IF YOU SELL YOUR SHARES AT THE END OF ONE YEAR. IF YOU DO NOT SELL YOUR SHARES AT THE END OF ONE YEAR, THE COST OF INVESTING IN CLASS A SHARES OF THE FUND WOULD BE $660.

MORE INFORMATION ABOUT RISK

VALUE FUND
GROWTH FUND
BURKENROAD FUND

EQUITY RISK -- Equity securities include publicly and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause the fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

STRATEGIC INCOME BOND FUND

FIXED INCOME RISK -- The market values of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. In addition to these fundamental risks, different types of fixed income securities may be subject to the following additional risks:

      CALL RISK -- During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. This may cause the Fund's average weighted maturity to fluctuate, and may require the Fund to invest the resulting proceeds at lower interest rates.

      CREDIT RISK -- The possibility that an issuer will be unable to make timely payments of either principal or interest.

      MORTGAGE-BACKED SECURITIES -- Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

MORE INFORMATION ABOUT FUND INVESTMENTS

The investments and strategies described in this prospectus are those that the Funds use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in cash or money market instruments that would not ordinarily be consistent with a Fund's objectives. If a Fund invests in this manner, it may not achieve its investment objectives. A Fund will do so only if the Funds' investment adviser believes that the risk of loss outweighs the opportunity for capital gains or higher income.

This prospectus describes the Funds' primary strategies, and the Funds will normally invest in the types of securities described in this prospectus. In addition to the investments and strategies described in this prospectus, each Fund also may invest, to a lesser extent, in other securities, use other strategies and engage in other investment practices that are not part of its principal investment strategy. These investments and strategies, as well as those described in this prospectus, are described in detail in the Funds' Statement of Additional Information (for information on how to obtain a copy of the Funds'

Statement of Additional Information see the back cover of this prospectus). Of course, there is no guarantee that any Fund will achieve its investment goal.

INFORMATION ABOUT PORTFOLIO HOLDINGS

The Funds generally publish a complete list of their portfolio holdings on a monthly basis, as of the end of the previous month. For example, each Fund's investments as of the end of January would ordinarily be published at the end of February. Each Fund also publishes a list of its ten largest portfolio holdings, and the percentage of the Fund's assets that each of these holdings represents, on a monthly basis, ten (10) days after the end of the month. The portfolio information described above can be found on the internet at HTTP://SEI2FUNDS.SEIC.COM/HORIZON. The information will generally remain available until replaced by new portfolio holdings information as described above. The Funds' investment adviser may exclude any portion of each Fund's portfolio holdings from publication when deemed to be in the best interest of the Fund. Please consult the Funds' Statement of Additional Information for a full description of the policies and procedures that govern disclosure of the Funds' portfolio holdings.

INVESTMENT ADVISER

The investment adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's respective investment program. The Trust's Board of Trustees supervises the investment adviser and establishes policies that the Adviser must follow in its management activities.

Horizon Advisers, an unincorporated division of Hancock Bank, serves as the investment adviser to the Funds. Hancock Bank is headquartered in Gulfport, Mississippi and has provided banking, trust and financial services to individuals and businesses since 1899. As of March 31, 2008, the Adviser managed approximately $1 billion in assets while the Adviser and Hancock Bank managed approximately $2.7 billion in assets. For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.60%, 0.80%, 0.80%, and 0.95% based on the average daily net assets of the Strategic Income Bond Fund, Value Fund, Growth Fund and Burkenroad Fund, respectively. For the fiscal year ended January 31, 2008, the Adviser received advisory fees (after fee reductions) as a percentage of each Fund's average daily net assets at the following annual rates:

STRATEGIC INCOME BOND FUND      0.51%
VALUE FUND                      0.80%
GROWTH FUND                     0.80%
BURKENROAD FUND                 0.73%

The Adviser has contractually agreed with the Fund to reduce its fees, and reimburse expenses in order to keep Net Expenses (excluding interest, taxes, expenses, brokerage commissions and extraordinary expenses) from exceeding 0.75%, 1.00% and 1.75% of the Strategic Income Bond Fund's average daily net assets of the Trust Class, Class A and Class C Shares, respectively, and from exceeding 1.40% of the Burkenroad Fund's average daily net assets of the Class A Shares until May 31, 2009.

The Adviser has voluntarily agreed to reduce its fees and reimburse expenses of the Value Fund and Growth Fund to the extent necessary in order to keep Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) from exceeding 1.10%, 1.35% and 2.10% for each Fund's average daily net assets of the Trust Class, Class A and Class C Shares, respectively. During the Value Fund's and Growth Fund's most recent fiscal year, the actual total annual Fund operating expenses were less than the amount shown above and, as a result, no fee reductions or expense reimbursements were required to maintain these expense caps. The Adviser may discontinue all or a portion of these fee reductions or expense reimbursements at any time.

A discussion regarding the basis for the Board's May 2007 approval of the Funds' investment advisory agreement is available in the Funds' July 31, 2007 Semi-Annual Report to Shareholders, which covers the period from February 1, 2007 to July 31, 2007.

PORTFOLIO MANAGERS

John Portwood, CFA, serves as Director of Trust Investments and Chief Investment Strategist of the Adviser and is responsible for overseeing the management of the Strategic Income Bond Fund, the Value Fund, the Growth Fund and the Burkenroad Fund. He has more than 36 years of investment experience.

David Lundgren Jr., CFA, serves as Director of Equities and Research of the Adviser and is responsible for the day-to-day management of the Value Fund, Growth Fund and Burkenroad Fund. Prior to joining Hancock Bank in 1998, Mr. Lundgren served in a similar capacity for First Commerce Corporation. He has more than 18 years of investment experience.

Jeffery Tanguis serves as Director of Fixed Income of the Adviser and is responsible for the day-to-day management of the Strategic Income Bond Fund. He is also responsible for the management of the Hancock Horizon Treasury Securities Money Market Fund and the Hancock Horizon Prime Money Market Fund, which are offered in separate prospectuses. Prior to joining Hancock Bank in 2005, Mr. Tanguis served as the Senior Fixed Income Manager of Hibernia National Bank from 1987 to 2005. He has more than 21 years of investment experience.

The Funds' Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of Fund shares.

ADDITIONAL COMPENSATION

Hancock Bank and its affiliates may act as fiduciary or provide services in various non-fiduciary capacities with respect to plans subject to the Employee Retirement Income Security Act of 1974 ("ERISA") and other trust and agency accounts that invest in the Funds. Hancock Bank and its affiliates also may receive compensation for providing services to the Funds in cases where the compensation is not duplicative of the compensation those ERISA accounts pay for fiduciary and non-fiduciary services. Hancock Bank and its affiliates also may receive compensation in connection with the following:

CUSTODY SERVICES. Hancock Bank serves as custodian to the Funds, and for such services is paid an annual fee, payable from the Funds' assets, of 0.03% of each Fund's average daily net assets.

COMMISSIONS, DISTRIBUTION AND SERVICING (12b-1) FEES.

Brokerage firms affiliated with Hancock Bank, including Hancock Investment Services, Inc. ("H.I.S., Inc."), acting as dealer in connection with the sale of Class A Shares of the Funds, will be entitled to receive a commission of up to the entire amount of the sales charge. In addition, to the extent that Class C Shares are held through Hancock Bank or any of its affiliates providing custodial, brokerage or investment-related services, including H.I.S., Inc., those entities may receive the distribution and servicing fees, payable from the Funds' assets, applicable to that class of shares.

H.I.S., Inc., member Financial Industry Regulatory Authority ("FINRA") and SIPC, is a wholly-owned brokerage subsidiary of Hancock Bank.

TRANSFER AGENCY SERVICES. Hancock Bank serves as the transfer agent and dividend disbursing agent for the Funds. For providing these services, Hancock Bank is paid an annual fee of $20,000 per class per fund for the first ten classes and $17,500 per class for any additional classes.

SHAREHOLDER SERVICING FEES. To the extent that Class A or Class C Shares are held through Hancock Bank or any of its affiliates providing custodial, brokerage or investment-related services, including H.I.S., Inc., those entities may receive shareholder servicing fees, payable from the Funds' assets, of up to 0.25% of average daily net assets attributable to Class A and Class C Shares.

PURCHASING, SELLING AND EXCHANGING FUND SHARES

This section tells you how to purchase, sell (sometimes called "redeem") and exchange Trust Class, Class A and Class C Shares of the Funds. The Funds offer Trust Class, Class A and Class C Shares only to investment professionals and financial institutions investing for their own or their customers' accounts.

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Funds subject to the satisfaction of enhanced due diligence. Please contact the Adviser for more information.

HOW TO PURCHASE FUND SHARES

You may purchase shares on any day that the New York Stock Exchange (the "NYSE") and Hancock Bank are open for business (a "Business Day"). Shares cannot be purchased by Federal Reserve Wire on days when either the NYSE or the Federal Reserve is closed.

Each Fund reserves the right to reject any specific purchase order or request to exchange Fund shares. In such cases where a Fund rejects an exchange request, such request will be processed by the Fund as a redemption request. The Funds are not intended for excessive trading by shareholders in response to short-term market fluctuations. For more information about the Funds' policy on excessive trading, see "Market Timing Policies and Procedures."

The price per share (the offering price) will be the net asset value per share ("NAV") next determined after a Fund receives your purchase order in proper form plus, in the case of Class A Shares, the applicable front-end sales charge. "Proper form" means that a Fund was provided a complete and signed account application, including the investor's social security number, tax identification number, and other identification required by law or regulation.

Each Fund calculates its NAV once each Business Day as of the regularly-scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). So, for you to receive the current Business Day's NAV, a Fund must receive your purchase order in proper form before 4:00 p.m., Eastern Time. If the NYSE closes early - such as on days in advance of certain holidays - the Funds reserve the right to calculate NAV as of the earlier closing time. The Funds will not accept orders that request a particular day or price for the transaction or any other special conditions.

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

You may buy or sell shares of the Funds through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers ("authorized institutions"). When you purchase or sell Fund shares through certain authorized institutions (rather than directly from the Funds), you may have to transmit your purchase and sale requests to these authorized institutions at an earlier time for your transaction to become effective that day. This allows these authorized institutions time to process your requests and transmit them to the Funds. Your authorized institution is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Funds on time.

Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to accept purchase and redemption requests for Fund shares. These requests are executed at the NAV next determined after the intermediary receives the request if transmitted to the Funds in accordance with the Funds' procedures and applicable law. These authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses.

If you deal directly with a financial intermediary or an authorized institution, you will have to follow their procedures for transacting with the Funds. For more information about how to purchase or sell Fund shares through a financial intermediary or an authorized institution, you should contact them directly. Investors may be charged a fee for purchase and/or redemption transactions effectuated through certain financial intermediaries and authorized institutions.

HOW THE FUNDS CALCULATE NAV

NAV for one Fund share is the value of that share's portion of all of the net assets of the Fund. In calculating NAV, each Fund generally values its investment portfolio at market price. If market prices are not readily available or a Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Funds' Board of Trustees. The Funds' determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that a Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

Although the Funds (except for the Strategic Income Bond Fund) invest primarily in the stocks of U.S. companies that are traded on U.S. exchanges, there may be limited circumstances in which a Fund would price securities at fair value - for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.

When valuing fixed income securities with remaining maturities of more than 60 days, the Strategic Income Bond Fund uses the value of the security provided by pricing services. The values provided by a pricing service may be based upon market quotations for the same security, securities expected to trade in a similar manner or a pricing matrix. When valuing fixed income securities with remaining maturities of 60 days or less, the Strategic Income Bond Fund uses the security's amortized cost. Amortized cost and the use of a pricing matrix in valuing fixed income securities are forms of fair value pricing.

MINIMUM PURCHASES

To purchase shares for the first time, you must invest in any Fund at least:

CLASS                            DOLLAR AMOUNT
Class A Shares                       $1,000
Class C Shares                       $1,000
Trust Class Shares                   $1,000

Your subsequent investments in any Fund must be made in amounts of at least
$500.

A Fund may accept investments of smaller amounts at its discretion.

SYSTEMATIC INVESTMENT PLAN (CLASS A AND CLASS C SHARES ONLY)

If you have a checking or savings account with a bank, you may purchase Class A and Class C Shares automatically through regular deductions from your account in amounts of at least $100 per month.

SALES CHARGES

FRONT-END SALES CHARGES -- CLASS A SHARES

The offering price of Class A Shares is the NAV next calculated after a Fund receives your request, plus the front-end sales charge. The amount of any front-end sales charge included in your offering price varies, depending on the amount of your investment:

                                                                 YOUR SALES CHARGE AS   YOUR SALES CHARGE AS
                                                                    A PERCENTAGE OF     A PERCENTAGE OF YOUR
FUND                         IF YOUR INVESTMENT IS:                 OFFERING PRICE         NET INVESTMENT
------------------------------------------------------------------------------------------------------------
STRATEGIC INCOME BOND FUND   Less than $50,000                           4.00%                  4.17%
                             $50,000 but less than $100,000              3.25%                  3.36%
                             $100,000 but less than $250,000             2.50%                  2.56%
                             $250,000 but less than $500,000             1.75%                  1.78%
                             $500,000 but less than $1,000,000           1.50%                  1.52%
                             $1,000,000 and over                         0.00%                  0.00%
------------------------------------------------------------------------------------------------------------
VALUE FUND                   Less than $50,000                           5.25%                  5.54%
GROWTH FUND                  $50,000 but less than $100,000              4.50%                  4.71%
BURKENROAD FUND              $100,000 but less than $250,000             3.50%                  3.63%
                             $250,000 but less than $500,000             2.50%                  2.56%
                             $500,000 but less than $1,000,000           2.00%                  2.04%
                             $1,000,000 and over                         0.00%                  0.00%
------------------------------------------------------------------------------------------------------------

You may qualify for a reduced sales charge or a sales charge waiver. If you believe that you may qualify for a reduction or waiver of the sales charge, you should discuss this matter with your broker or other financial intermediary. To qualify for these reductions or waivers, you or your financial intermediary must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment. This information could be used to aggregate, for example, holdings in personal or retirement accounts, Fund shares owned by your immediate family members, and holdings in accounts at other brokers or financial intermediaries. The Funds or your financial intermediary may request documentation from you in order to verify your eligibility for a breakpoint discount. This information may include account statements and records regarding Fund shares held at all financial intermediaries by you and members of your immediate family. In addition to breakpoint discounts, the following sections describe other circumstances in which sales charges are waived or otherwise may be reduced.

WAIVER OF FRONT-END SALES CHARGE -- CLASS A SHARES

Certain investors may be eligible for a waiver of the front-end sales charge due to the nature of the investors and/or the reduced sales efforts necessary to obtain their investments. The front-end sales charge will be waived on Class A Shares purchased:

      o     through reinvestment of dividends and distributions;

      o     through a H.I.S., Inc. asset allocation account;

      o by persons repurchasing shares they redeemed within the last 30 days (see "Repurchase of Class A Shares");

      o by directors, employees and retirees of Hancock Bank and its affiliates, and two generations of their respective ascendants, descendants, siblings and spouses;

      o     by Trustees and officers of The Advisors' Inner Circle Fund II; and

      o through dealers, retirement plans, asset allocation programs and financial institutions that, under their dealer agreements with the distributor or otherwise, do not receive any portion of the front-end sales charge.

REPURCHASE OF CLASS A SHARES

You may repurchase any amount of Class A Shares of any Fund at NAV (without the normal front-end sales charge), up to the limit of the value of any amount of Class A Shares (other than those which were purchased with reinvested dividends and distributions) that you redeemed within the past 30 days. In effect, this allows you to reacquire shares that you may have had to redeem, without repaying the front-end sales charge. To exercise this privilege, the Fund must receive your purchase order within 30 days of your redemption. In addition, you must notify your investment professional or institution when you send in your purchase order that you are repurchasing shares. Consult your tax advisor regarding special rules that may apply if you recognize a loss on your original redemption.

REDUCED SALES CHARGES -- CLASS A SHARES

RIGHT OF ACCUMULATION. In calculating the appropriate sales charge rate, this right allows you to add the value of the Class A Shares you already own to the amount that you are currently purchasing. The Funds will combine the value of your current purchases with the current value of any Class A Shares you purchased previously for: (i) your account; (ii) your spouse's account; (iii) a joint account with your spouse; or (iv) your minor children's trust or custodial accounts. A trust purchasing shares for the same trust account, trust or estate also may use this right of accumulation. The Funds will only consider the value of Class A Shares purchased previously that were sold subject to a sales charge. To be entitled to a reduced sales charge based on shares already owned, you must ask for the reduction at the time of purchase. You must provide the Funds with your account number(s) and, if applicable, the account numbers for your spouse and/or children (and provide the children's ages). The Funds may amend or terminate this right of accumulation at any time.

LETTER OF INTENT. You may purchase Class A Shares at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period. In other words, a Letter of Intent allows you to purchase Class A Shares of a Fund over a 13-month period and receive the same sales charge as if you had purchased all the shares at the same time. The Funds will only consider the value of Class A Shares sold subject to a sales charge. As a result, shares of Class A Shares purchased with dividends or distributions will not be included in the calculation. To be entitled to a reduced sales charge based on shares you intend to purchase over the 13-month period, you must send the Funds a Letter of Intent. In calculating the total amount of purchases you may include in your letter purchases made up to 90 days before the date of the Letter. The 13-month period begins on the date of the first purchase, including those purchases made in the 90-day period before the date of the Letter. Please note that the purchase price of these prior purchases will not be adjusted.

You are not legally bound by the terms of your Letter of Intent to purchase the amount of your shares stated in the Letter. The Letter does, however, authorize the Funds to hold in escrow 5% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13-month period, the Funds' transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

COMBINED PURCHASE/QUANTITY DISCOUNT PRIVILEGE. When calculating the appropriate sales charge rate, the Funds will combine same day purchases of Class A Shares (that are subject to a sales charge) made by you, your spouse and your minor children (under age 21). This combination also applies to Class A Shares you purchase with a Letter of Intent.

GENERAL INFORMATION ABOUT SALES CHARGES

Your securities dealer is paid a commission when you buy your shares and is paid a servicing fee as long as you hold your shares. Your securities dealer or servicing agent may receive different levels of compensation depending on which class of shares you buy.

From time to time, some financial institutions, including brokerage firms affiliated with the Adviser, may be reallowed up to the entire sales charge. Firms that receive a reallowance of the entire sales charge may be considered underwriters for the purpose of federal securities law.

The distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the distributor from any sales charge it receives or from any other source available to it. Under any such program, the distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include merchandise, travel expenses, prizes, meals, lodgings, and gifts that do not exceed $100 per year, per individual.



HOW TO SELL YOUR FUND SHARES

If you own your shares through an account with an investment professional or other institution, contact that investment professional or institution to sell your shares. Your investment professional or institution may charge a fee for its services, in addition to the fees charged by the Fund.

If you would like to sell $100,000 or more of your shares, send your sale proceeds to a third-party or close an account with a value over $100,000, please notify the Funds in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient). Additionally, a signature guaranteed letter from you is required if your account registration has changed in the previous 30 days, if funds are being sent to an address other than the address of record, or if the check is made payable to someone other than the account holder.

The sale price of each share will be the NAV next determined after the Funds receive your request.

SYSTEMATIC WITHDRAWAL PLAN (CLASS A AND CLASS C SHARES ONLY)

If you have at least $10,000 in your account, you may use the systematic withdrawal plan. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals of at least $100 from any Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, electronically transferred to your account.

RECEIVING YOUR MONEY

Normally, a Fund will send your sale proceeds within seven Business Days after the Fund receives your request. Your proceeds can be wired to your bank account or sent to you by check. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH AUTOMATED CLEARING HOUSE ("ACH"), REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED OR THE ACH TRANSACTION HAS BEEN COMPLETED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

REDEMPTIONS IN KIND

The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of the Funds' remaining shareholders the Funds might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were, you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you will continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until you sell them.

INVOLUNTARY SALES OF YOUR SHARES

If your account balance drops below the required minimum you may be required to sell your shares. The account balance minimums are:

CLASS                            DOLLAR AMOUNT
Class A Shares                       $1,000
Class C Shares                       $1,000
Trust Class Shares                   $1,000

A Fund will generally provide at least 60 days' written notice to allow you sufficient time to add to your account and avoid the involuntary redemption of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

A Fund may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or as otherwise permitted by the U.S. Securities and Exchange Commission (the "SEC"). More information about this is in the Funds' Statement of Additional Information.

HOW TO EXCHANGE YOUR SHARES

You may exchange shares on any Business Day through your financial institution by mail or telephone. Exchange requests must be for an amount of at least $1,000.

IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK HAS CLEARED OR THE ACH TRANSACTION HAS BEEN COMPLETED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE). This exchange privilege may be changed or canceled at any time upon 30 days' notice.

The exchange privilege is not intended as a vehicle for short-term or excessive trading. Each Fund may suspend or terminate your exchange privilege if you engage in a pattern of exchanges that is excessive, as determined in the sole discretion of the Funds. For more information about the Funds' policy on excessive trading, see "Market Timing Policies and Procedures."

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request.

TRUST CLASS SHARES

You may exchange Trust Class Shares of any Hancock Horizon Fund for Trust Class Shares of any other Hancock Horizon Fund.

CLASS A SHARES

You may exchange Class A Shares of any Hancock Horizon Fund for Class A Shares of any other Hancock Horizon Fund. If you exchange shares that you purchased without a sales charge or with a lower sales charge into a Fund with a sales charge or with a higher sales charge, the exchange is subject to an incremental sales charge (E.G., the difference between the lower and higher applicable sales charges). If you exchange shares into a Fund with the same, lower or no sales charge there is no incremental sales charge for the exchange.

CLASS C SHARES

You may exchange Class C Shares of any Hancock Horizon Fund for Class C Shares of any other Hancock Horizon Fund.

TELEPHONE TRANSACTIONS

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Funds are not responsible for any losses or costs incurred by following telephone instructions they reasonably believe to be genuine. If you or your financial institution transact with the Funds over the telephone, you will generally bear the risk of any loss.

DISTRIBUTION OF FUND SHARES

Each Fund offering Class C Shares has adopted a distribution plan that allows Class C Shares of the Fund to pay distribution and service fees for the sale and distribution of shares, and for services provided to Class C shareholders. Because these fees are paid out of a Fund's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Distribution fees for Class C Shares, as a maximum annual percentage of average daily net assets, are 0.75%.

OTHER POLICIES

MARKET TIMING POLICIES AND PROCEDURES

The Funds are intended for long-term investment purposes only and discourage shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Funds may present risks to the Funds' long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Funds' investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Funds to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

In addition, because the Burkenroad Fund invests in small cap securities that often may trade in lower volumes, changes to the Fund's holdings in response to frequent trading by certain shareholders may impact the market prices of such relatively thinly traded securities held by the Fund.

The Funds' service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Funds' policies and procedures described in this prospectus and approved by the Funds' Board of Trustees. For purposes of applying these policies, the Funds' service providers will consider the trading history of accounts known to be under common ownership or control to the extent they believe an investor or group of investors is attempting to evade detection under the Funds' policies and procedures by the use of multiple accounts. The Funds' policies and procedures include the following:

      o Shareholders are restricted from making more than 1 "round trip" into or out of a Fund per quarter. If a shareholder exceeds this amount, the Fund and/or its service providers may, at their discretion, reject any additional purchase or exchange orders. The Funds define a round trip as a purchase into a Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund.

      o The Strategic Income Bond Fund, Value Fund and Growth Fund assess a redemption fee of 1% on redemptions by shareholders of Class C Shares if sold within one year of their purchase (subject to certain exceptions as discussed below in "Redemption Fees").

      o The Burkenroad Fund assesses a redemption fee of 1% on redemptions by shareholders of Class A Shares if sold within one year of their purchase (subject to certain exceptions as discussed below in "Redemption Fees").

      o The Funds reserve the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if a Fund or the Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

Each Fund and/or its service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Funds' long-term shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in a Fund will occur. Systematic purchases and redemptions are exempt from these policies.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Funds for their customers through which transactions are placed. In accordance with Rule 22c-2 under the Investment Company of Act 1940, as amended, the Funds have entered into information sharing agreements with certain financial intermediaries. Under these agreements, a financial intermediary is obligated to: (1) enforce during the term of the agreement, the Funds' market-timing policy; (2) furnish the Funds, upon their request, with information regarding customer trading activities in shares of the Funds; and (3) enforce the Funds' market-timing policy with respect to customers identified by the Funds as having engaged in market timing. When information regarding transactions in the Funds' shares is requested by a Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an "indirect intermediary"), any financial intermediary with whom the Funds have an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Funds, to restrict or prohibit the indirect intermediary from purchasing shares of the Funds on behalf of other persons. Please contact your financial intermediary for more information.

REDEMPTION FEE

In an effort to discourage short-term trading and defray costs incurred by shareholders as a result of same, the Strategic Income Bond Fund, Value Fund and Growth Fund charge a 1% redemption fee on redemptions of Class C Shares if sold within one year of their purchase. In addition, the Burkenroad Fund charges a 1% redemption fee on redemptions of Class A Shares if sold within one year of their purchase. The fee is deducted from the sale proceeds and cannot be paid separately, and any proceeds of the fee are credited to the assets of the Class C Shares of the appropriate Fund or Class A Shares of the Burkenroad Fund. The fee does not apply to shares purchased with reinvested dividends or distributions. The redemption fee is applicable to Class C Shares of the Strategic Income Bond Fund, Value Fund and Growth Fund or Class A Shares of the Burkenroad Fund purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the Funds on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. For this reason, the Funds have undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the Funds. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from those of the Funds.

The redemption fee may not apply to certain categories of redemptions, such as those that the Funds reasonably believe may not raise frequent trading or market timing concerns. These categories include, but are not limited to, the following: (i) participants in certain group retirement plans whose processing systems are incapable of properly applying the redemption fee to underlying shareholders; (ii) redemptions resulting from certain transfers upon the death of a shareholder; (iii) redemptions by certain pension plans as required by law or by regulatory authorities; (iv) systematic redemptions; and (v) retirement loans and withdrawals. The Funds reserve the right to modify or eliminate the redemption fees or waivers at any time.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Funds will ask your name, address, date of birth, and other information that will allow the Funds to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Funds are required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Funds are required to collect documents to fulfill their legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a reasonable timeframe established in the sole discretion of the Funds, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the NAV next determined.

However, the Funds reserve the right to close or liquidate your account at the then-current day's price and remit proceeds to you via check if they are unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Funds (generally, 3 business days). Further, the Funds reserve the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Funds' overall obligation to deter money laundering under federal law. The Funds have adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

SHAREHOLDER SERVICING ARRANGEMENTS

The Funds may compensate financial intermediaries for providing a variety of services to shareholders. Financial intermediaries include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates. This section and the following section briefly describe how financial intermediaries may be paid for providing these services.

The Funds generally pay financial intermediaries a fee that is based on the assets of the Funds that are attributable to investments by customers of the financial intermediary. The services for which financial intermediaries are compensated may include record-keeping, transaction processing for shareholders' accounts and other shareholder services. In addition to these payments, your financial intermediary may charge you account fees, transaction fees for buying or redeeming shares of the Funds, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request.

The Funds, with respect to Class A and Class C Shares, have adopted a shareholder servicing plan that provides that the Fund may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.25% based on the Fund's Class A and Class C Shares' average daily net assets. The Funds does not pay these service fees on shares purchased directly. In addition to payments made directly to financial intermediaries by the Fund, the Adviser or its affiliates may, at their own expense, pay financial intermediaries for these and other services to Fund shareholders, as described in the section below.

PAYMENTS TO FINANCIAL INTERMEDIARIES

From time to time, the Adviser and/or its affiliates, at their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support. These payments may be in addition to any Rule 12b-1 fees and/or shareholder servicing payments that are reflected in the fees and expenses listed in the fee table section of this prospectus. These payments are sometimes characterized as "revenue sharing" payments and are made out of the Adviser's and/or its affiliates' own legitimate profits or other resources, and are not paid by the Funds.

A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (E.G., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Funds available to their customers or registered representatives, including providing the Funds with "shelf space," placing it on a preferred or recommended fund list, or promoting the Funds in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries. For more information please see "Payments to Financial Intermediaries" in the Funds' Statement of Additional Information.

The level of payments to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary's relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the Financial Intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the net asset value or price of the Fund's shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders, as well as information about any fees and/or commissions it charges.

DIVIDENDS AND DISTRIBUTIONS

Each Fund declares and distributes its net investment income, if any, as follows:

STRATEGIC INCOME BOND FUND                 MONTHLY
VALUE FUND                                 QUARTERLY
GROWTH FUND                                ANNUALLY
BURKENROAD FUND                            ANNUALLY

Each Fund makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Funds, or your investment professional or institution, in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Funds receive your written notice. To cancel your election, simply send the Funds written notice.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE, AND LOCAL INCOME TAXES. Below is a summary of some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

Each Fund will distribute substantially all of its net investment income and its net realized capital gains, if any, at least annually. The dividends and distributions you receive may be subject to federal, state, and local taxation, depending upon your tax situation. Each Fund's net investment income and short-term capital gains are distributed as dividends and are taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains, regardless of how long you have held your shares in a Fund. Distributions you receive from a Fund may be taxable whether or not you reinvest them.

Some or all of the distributions from a mutual fund may be treated as "qualified dividend income," taxable to individuals at the maximum federal tax rate of 15% (5% for individuals in lower tax brackets). A distribution is treated as qualified dividend income to the extent that a Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations. Under current law, the lower tax rates applicable to qualified dividend income will not apply in taxable years beginning after December 31, 2010. The Funds will notify you as to how much of your distributions, if any, will qualify for the reduced tax rate. Because the Strategic

Income Bond Fund does not expect to receive dividend income, you should not expect to receive any distributions that qualify as qualified dividend income from this Fund.

Each sale or exchange of Fund shares may be a taxable event. For tax purposes, an exchange of a Fund's shares for shares of another Fund is the same as a sale. The gain or loss on the sale or exchange of Fund shares generally will be treated as short term capital gain or loss if you held the shares for 12 months or less or long term capital gain or loss, if you held the shares for longer.

The Strategic Income Bond Fund intends to distribute primarily ordinary income that will not qualify as qualified dividend income. A portion of this income may consist of interest earned on U.S. government obligations. Many states grant tax-free status to dividends paid from interest earned on direct obligations of the U.S. government, subject to certain restrictions.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS

The table that follows presents performance information about Trust Class Shares, Class A Shares and Class C Shares of the Strategic Income Bond Fund, Value Fund and Growth Fund and Class A Shares of the Burkenroad Fund. This information is intended to help you understand each Fund's financial performance for the past five fiscal years. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Funds, assuming you reinvested all of your dividends and distributions. The information provided below for the fiscal years ended January 31, 2006, January 31, 2007 and January 31, 2008 has been derived from the Funds' financial statements, which have been audited by Ernst & Young LLP, independent registered public accounting firm of the Funds. The information for prior periods has been audited by predecessor independent registered public accounting firms. The financial statements and the unqualified opinion of Ernst & Young are included in the Annual Report of the Funds, which is available upon request by calling the Fund at 1-800-738-2625, extension 77966.

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
FOR THE YEARS ENDED JANUARY 31,

           Net                    Net Realized
          Asset                       and            Total     Dividends    Distributions        Total
         Value,        Net         Unrealized        from       from Net      from Net         Dividends
        Beginning   Investment   Gain (Losses)    Investment   Investment     Realized            and        Redemption
         of Year      Income     on Investments   Operations     Income         Gains        Distributions      Fees
-----------------------------------------------------------------------------------------------------------------------
STRATEGIC INCOME BOND FUND
TRUST CLASS SHARES
2008+    $ 15.09      $  0.64       $   0.65        $  1.29     $ (0.64)      $     --         $  (0.64)        $  --
2007+      15.12         0.62          (0.03)          0.59       (0.62)            --            (0.62)           --
2006+      15.52         0.55          (0.40)          0.15       (0.55)            --            (0.55)           --
2005+      15.86         0.51          (0.23)          0.28       (0.52)         (0.10)           (0.62)           --
2004+      15.98         0.60          (0.11)          0.49       (0.61)            --            (0.61)           --

CLASS A SHARES
2008+    $ 15.07      $  0.60       $   0.64        $  1.24     $ (0.60)      $     --         $  (0.60)        $  --
2007+      15.10         0.58          (0.03)          0.55       (0.58)            --            (0.58)           --
2006+      15.50         0.52          (0.40)          0.12       (0.52)            --            (0.52)           --
2005+      15.84         0.47          (0.23)          0.24       (0.48)         (0.10)           (0.58)           --
2004+      15.96         0.56          (0.11)          0.45       (0.57)            --            (0.57)           --

CLASS C SHARES
2008+    $ 15.15      $  0.49       $   0.65        $  1.14     $ (0.49)      $     --         $  (0.49)        $  --
2007+      15.14         0.47           0.01           0.48       (0.47)            --            (0.47)           --
2006+      15.54         0.40          (0.40)            --       (0.40)            --            (0.40)           --
2005+      15.88         0.36          (0.24)          0.12       (0.36)         (0.10)           (0.46)           --
2004+      16.00         0.45          (0.12)          0.33       (0.45)            --            (0.45)           --

                                                                    Ratio
                                                      Ratio of      of Net
          Net                  Net                    Expenses    Investment
         Asset               Assets,     Ratio of    to Average     Income
         Value,                End       Expenses    Net Assets     (Loss)     Portfolio
          End      Total     of Year    to Average   (Excluding   to Average    Turnover
        of Year   Return*     (000)     Net Assets    Waivers)    Net Assets      Rate
----------------------------------------------------------------------------------------
STRATEGIC INCOME BOND FUND
TRUST CLASS SHARES
2008+   $ 15.74     8.76%   $  94,135      0.75%        0.84%        4.19%        14%
2007+     15.09     4.00       87,835      0.75         0.89         4.12         19
2006+     15.12     1.02       77,340      0.75         0.91         3.60         18
2005+     15.52     1.83       67,849      0.75         0.93         3.28         45
2004+     15.86     3.14       53,621      0.75         0.93         3.76         23

CLASS A SHARES
2008+   $ 15.71     8.43%   $  24,436      1.00%        1.09%        3.94%        14%
2007+     15.07     3.75       16,977      1.00         1.14         3.88         19
2006+     15.10     0.77       12,656      1.00         1.16         3.37         18
2005+     15.50     1.58        8,028      1.00         1.18         3.03         45
2004+     15.84     2.89        5,824      1.00         1.18         3.50         23

CLASS C SHARES
2008+   $ 15.80     7.65%   $     119      1.75%        1.84%        3.19%        14%
2007+     15.15     3.23          112      1.75         1.89         3.12         19
2006+     15.14     0.01          129      1.75         1.91         2.61         18
2005+     15.54     0.80          120      1.75         1.93         2.28         45
2004+     15.88     2.12          112      1.75         1.93         2.79         23

+     Per share data calculated using average shares method.

*     Total return excludes applicable sales charges.

Amounts designated as "--" are either $0 or have been rounded to $0.

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
FOR THE YEARS ENDED JANUARY 31,

                        Net                    Net Realized
                       Asset                       and           Total      Dividends    Distributions       Total
                       Value,       Net         Unrealized        from       from Net      from Net        Dividends
                     Beginning   Investment   Gain (Losses)    Investment   Investment     Realized           and        Redemption
                      of Year      Income     on Investments   Operations     Income         Gains       Distributions      Fees
-----------------------------------------------------------------------------------------------------------------------------------
VALUE FUND
TRUST CLASS SHARES
2008+                 $  26.12    $   0.25       $ (0.38)        $ (0.13)    $  (0.24)      $  (2.31)      $   (2.55)      $   --
2007+                    24.37        0.26          3.32            3.58        (0.24)         (1.59)          (1.83)          --
2006+                    22.51        0.28          3.58            3.86        (0.28)         (1.72)          (2.00)          --
2005+                    19.20        0.14          3.81            3.95        (0.15)         (0.49)          (0.64)          --
2004+                    14.60        0.16          4.60            4.76        (0.16)            --           (0.16)          --

CLASS A SHARES
2008+                 $  26.04    $   0.18       $ (0.37)        $ (0.19)    $  (0.18)      $  (2.31)      $   (2.49)      $   --
2007+                    24.31        0.20          3.30            3.50        (0.18)         (1.59)          (1.77)          --
2006+                    22.46        0.21          3.58            3.79        (0.22)         (1.72)          (1.94)          --
2005+                    19.16        0.09          3.80            3.89        (0.10)         (0.49)          (0.59)          --
2004+                    14.58        0.12          4.58            4.70        (0.12)            --           (0.12)          --

CLASS C SHARES
2008+                 $  25.60    $  (0.03)      $ (0.33)        $ (0.36)    $  (0.01)      $  (2.31)      $   (2.32)      $   --
2007+                    23.95        0.01          3.26            3.27        (0.03)         (1.59)          (1.62)          --
2006+                    22.18        0.04          3.53            3.57        (0.08)         (1.72)      $   (1.80)          --
2005+                    19.00       (0.06)         3.75            3.69        (0.02)         (0.49)          (0.51)          --
2004+                    14.48       (0.01)         4.56            4.55        (0.03)            --           (0.03)          --

                                                                                     Ratio
                                                                      Ratio of       of Net
                        Net                    Net                    Expenses     Investment
                       Asset                 Assets,     Ratio of    to Average      Income
                       Value,                  End       Expenses     Net Assets     (Loss)     Portfolio
                        End       Total      of Year    to Average   (Excluding    to Average   Turnover
                      of Year    Return*      (000)     Net Assets    Waivers)     Net Assets     Rate
---------------------------------------------------------------------------------------------------------
VALUE FUND
TRUST CLASS SHARES
2008+                $   23.44     (1.31)%  $  84,322       1.03%         1.03%        0.91%        60%
2007+                    26.12     14.83       80,965       1.08          1.08         1.02         64
2006+                    24.37     17.52       68,633       1.09          1.09         1.18         77
2005+                    22.51     20.64       58,016       1.10          1.11         0.70         65
2004+                    19.20     32.73       49,609       1.07          1.13         0.96         79

CLASS A SHARES
2008+                $   23.36     (1.54)%  $  63,371       1.28%         1.28%        0.66%        60%
2007+                    26.04     14.52       55,007       1.33          1.33         0.77         64
2006+                    24.31     17.24       34,985       1.34          1.34         0.88         77
2005+                    22.46     20.36       19,557       1.35          1.36         0.46         65
2004+                    19.16     32.34        9,356       1.32          1.38         0.70         79

CLASS C SHARES
2008+                $   22.92     (2.19)%  $   5,169       2.03%         2.03%       (0.11)%       60%
2007+                    25.60     13.72        1,163       2.08          2.08         0.03         64
2006+                    23.95     16.37          754       2.09          2.09         0.17         77
2005+                    22.18     19.42          535       2.10          2.11        (0.31)        65
2004+                    19.00     31.45          178       2.07          2.13        (0.08)        79

+     Per share data calculated using average shares method.

*     Total return excludes applicable sales charges.

Amounts designated as "--" are either $0 or have been rounded to $0.

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
FOR THE YEARS ENDED JANUARY 31,

                        Net                   Net Realized
                       Asset                       and           Total      Dividends    Distributions      Total
                      Value,        Net         Unrealized        from       from Net       from Net       Dividends
                     Beginning   Investment   Gain (Losses)    Investment   Investment      Realized          and        Redemption
                      of Year       Loss      on Investments   Operations     Income         Gains       Distributions      Fees
-----------------------------------------------------------------------------------------------------------------------------------
GROWTH FUND
TRUST CLASS SHARES
2008+                 $  18.11    $  (0.05)       $  (0.36)     $  (0.41)      $  --       $  (0.39)        $  (0.39)       $  --
2007+                    20.13       (0.05)           0.44          0.39          --          (2.41)           (2.41)          --
2006+                    16.52       (0.08)           3.86          3.78          --          (0.17)           (0.17)          --
2005+                    14.74       (0.05)           1.83          1.78          --             --               --           --
2004+                    10.71       (0.09)           4.12          4.03          --             --               --           --

CLASS A SHARES
2008+                 $  17.83    $  (0.10)       $  (0.34)     $  (0.44)      $  --       $  (0.39)        $  (0.39)       $  --
2007+                    19.91       (0.10)           0.43          0.33          --          (2.41)           (2.41)          --
2006+                    16.38       (0.12)           3.82          3.70          --          (0.17)           (0.17)          --
2005+                    14.66       (0.09)           1.81          1.72          --             --               --           --
2004+                    10.67       (0.13)           4.12          3.99          --             --               --           --

CLASS C SHARES
2008+                 $  16.95    $  (0.23)       $  (0.31)     $  (0.54)      $  --       $  (0.39)        $  (0.39)       $  --
2007+                    19.18       (0.23)           0.41          0.18          --          (2.41)           (2.41)          --
2006+                    15.91       (0.25)           3.69          3.44          --          (0.17)           (0.17)          --
2005+                    14.34       (0.19)           1.76          1.57          --             --               --           --
2004+                    10.52       (0.22)           4.04          3.82          --             --               --           --

                                                                      Ratio of       Ratio
                        Net                    Net                    Expenses       of Net
                       Asset                 Assets,     Ratio of    to Average    Investment
                       Value,                  End       Expenses    Net Assets       Loss      Portfolio
                        End       Total      of Year    to Average   (Excluding    to Average    Turnover
                      of Year    Return*      (000)     Net Assets    Waivers)     Net Assets      Rate
---------------------------------------------------------------------------------------------------------
GROWTH FUND
TRUST CLASS SHARES
2008+                 $  17.31     (2.49)%  $  53,028       1.06%         1.06%       (0.28)%       60%
2007+                    18.11      2.07       51,654       1.10          1.10        (0.28)        94
2006+                    20.13     22.95       47,375       1.10          1.12        (0.42)        67
2005+                    16.52     12.08       37,052       1.10          1.15        (0.33)        64
2004+                    14.74     37.63       32,387       1.10          1.18        (0.74)        73

CLASS A SHARES
2008+                 $  17.00     (2.69)%  $  37,852       1.31%         1.31%       (0.53)%       60%
2007+                    17.83      1.78       35,347       1.35          1.35        (0.53)        94
2006+                    19.91     22.66       28,376       1.35          1.37        (0.68)        67
2005+                    16.38     11.73       14,234       1.35          1.40        (0.57)        64
2004+                    14.66     37.39        6,350       1.35          1.43        (0.99)        73

CLASS C SHARES
2008+                 $  16.02     (3.43)%  $     363       2.06%         2.06%       (1.28)%       60%
2007+                    16.95      1.06          458       2.10          2.10        (1.28)        94
2006+                    19.18     21.69          546       2.10          2.12        (1.42)        67
2005+                    15.91     10.95          399       2.10          2.15        (1.29)        64
2004+                    14.34     36.31          135       2.10          2.18        (1.74)        73

+     Per share data calculated using average shares method.

*     Total return excludes applicable sales charges.

Amounts designated as "--" are either $0 or have been rounded to $0.

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
FOR THE YEARS ENDED JANUARY 31,

                           Net                    Net Realized
                          Asset                       and           Total      Distributions
                         Value,         Net        Unrealized        from         from Net
                        Beginning   Investment   Gain (Losses)    Investment      Realized         Total       Redemption
                         of Year       Loss      on Investments   Operations       Gains       Distributions      Fees
-------------------------------------------------------------------------------------------------------------------------
BURKENROAD FUND
CLASS A SHARES
2008+                    $ 31.32     $ (0.12)       $ (1.15)       $ (1.27)       $ (0.44)        $ (0.44)        $ --
2007+                      29.30       (0.10)          2.12           2.02             --              --           --
2006+                      24.97       (0.08)          4.41           4.33             --              --           --
2005+                      20.70       (0.08)          4.35           4.27             --              --           --
2004+                      14.19       (0.04)          6.55           6.51             --              --           --

                                                                       Ratio of
                                                                       Expenses          Ratio
                          Net                  Net                    to Average        of Net
                         Asset               Assets,    Ratio of      Net Assets      Investment
                        Value,                 End      Expenses      (Excluding         Loss      Portfolio
                          End      Total     of Year   to Average   Waivers and/or    to Average   Turnover
                        of Year   Return*     (000)    Net Assets   Reimbursements)   Net Assets     Rate
-----------------------------------------------------------------------------------------------------------
BURKENROAD FUND
CLASS A SHARES
2008+                   $ 29.61   (4.14)%   $ 19,579      1.40%          1.62%          (0.38)%       42%
2007+                     31.32    6.89       18,987      1.40           1.71           (0.34)        22
2006+                     29.30   17.34       13,376      1.40           1.82           (0.33)        32
2005+                     24.97   20.63        5,544      1.40           2.14           (0.37)        17
2004+                     20.70   45.88        2,153      1.40           2.90           (0.23)        21

*     Total return excludes applicable sales charge.

+     Per share data is calculated using average shares method.

Amounts designated as "--" are either $0 or have been rounded to $0.

                                 HANCOCK HORIZON
                                 FAMILY OF FUNDS

                               INVESTMENT ADVISER
                                Horizon Advisers
                          One Hancock Plaza, 3rd Floor
                                  P.O. Box 4019
                           Gulfport, Mississippi 39502

                                   DISTRIBUTOR
                        SEI Investments Distribution Co.
                            One Freedom Valley Drive
                            Oaks, Pennsylvania 19456

                                  LEGAL COUNSEL
                           Morgan, Lewis & Bockius LLP

         More information about each Fund is available, without charge, through the following:

                 STATEMENT OF ADDITIONAL INFORMATION (THE "SAI")

         The SAI includes detailed information about the Hancock Horizon Family of Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

                         ANNUAL AND SEMI-ANNUAL REPORTS

           These reports contain information from the Funds' managers about strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain more information about the Funds' holdings and detailed financial information about the Funds.

                 TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT,
                              OR MORE INFORMATION:

               BY TELEPHONE: Call 1-800-738-2625, extension 77966

                            BY MAIL: Write to us at:
                              Hancock Horizon Funds
                         2600 Citiplace Drive, Suite 100
                          Baton Rouge, Louisiana 70808

                    BY INTERNET: WWW.HANCOCKHORIZONFUNDS.COM

           FROM THE SEC: You can also obtain the SAI or the Annual and
      Semi-Annual reports, as well as other information about The Advisors'
       Inner Circle Fund II, from the EDGAR Database on the SEC's website
      ("HTTP://WWW.SEC.GOV"). You may review and copy documents at the SEC
    Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: PUBLICINFO@SEC.GOV.

           The Advisors' Inner Circle Fund II's Investment Company Act
                        registration number is 811-07102.




                                                                 HHF-PS-001-0100

--------------------------------------------------------------------------------

                               WALL STREET SAVVY,
                                  MAIN STREET TOUCH.

                                     [LOGO]
                              HANCOCK HORIZON FUNDS

                    FOR MORE INFORMATION CALL 1.800.738.2625
                           WWW.HANCOCKHORIZONFUNDS.COM

                                   PROSPECTUS

                                [GRAPHIC OMITTED]

                         HANCOCK HORIZON FAMILY OF FUNDS

                                  MAY 31, 2008

                                 Burkenroad Fund

                                 CLASS D SHARES

                                   ADVISED BY
                                Horizon Advisers
                  (an unincorporated division of Hancock Bank)

               The U.S. Securities and Exchange Commission has not
           approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the
                         contrary is a criminal offense.

                       The Advisors' Inner Circle Fund II

--------------------------------------------------------------------------------

ABOUT THIS PROSPECTUS

The Hancock Horizon Family of Funds is a mutual fund family that offers different classes of shares in separate investment portfolios that have individual investment goals and strategies. This prospectus gives you important information about Class D Shares of the Burkenroad Fund (the "Fund") that you should know before investing. Please read this prospectus and keep it for future reference.

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. FOR MORE DETAILED INFORMATION ABOUT THE FUND, PLEASE SEE:

                                                                               Page
FUND SUMMARY                                                                     1

PRINCIPAL INVESTMENT STRATEGY                                                    1

PRINCIPAL RISKS                                                                  2

PERFORMANCE INFORMATION                                                          2

FUND FEES AND EXPENSES                                                           4

MORE INFORMATION ABOUT RISK                                                      5

MORE INFORMATION ABOUT FUND INVESTMENTS                                          5

INFORMATION ABOUT PORTFOLIO HOLDINGS                                             5

INVESTMENT ADVISER                                                               6

PORTFOLIO MANAGERS                                                               6

PURCHASING AND SELLING FUND SHARES                                               7

OTHER POLICIES                                                                   9

DISTRIBUTION OF FUND SHARES                                                     11

SHAREHOLDER SERVICING ARRANGEMENTS                                              11

PAYMENTS TO FINANCIAL INTERMEDIARIES                                            12

DIVIDENDS AND DISTRIBUTIONS                                                     12

TAXES                                                                           12

FINANCIAL HIGHLIGHTS                                                            14

HOW TO OBTAIN MORE INFORMATION ABOUT THE HANCOCK HORIZON FAMILY
OF FUNDS                                                                BACK COVER

BURKENROAD FUND

FUND SUMMARY

INVESTMENT GOAL Long-term capital appreciation
--------------------------------------------------------------------------------
INVESTMENT FOCUS Small capitalization common stocks and other equity securities of companies located or doing business in Alabama, Florida, Georgia, Louisiana, Mississippi and Texas
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY High
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY Investing in common stocks which the investment adviser believes have above average growth potential based on its fundamental analysis
--------------------------------------------------------------------------------
INVESTOR PROFILE Aggressive investors who seek long-term capital appreciation and who are willing to bear the risks of investing in equity securities
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PRINCIPAL INVESTMENT STRATEGY

The Fund seeks capital appreciation by investing primarily (at least 80% of its net assets) in common stocks and other equity securities. The Fund focuses on stocks of companies with small capitalizations (less than $2 billion) located or doing business in Alabama, Florida, Georgia, Louisiana, Mississippi and Texas. Horizon Advisers (the "Adviser") intends to utilize Tulane University's Burkenroad Reports as a primary source of investment research, but also employs its own fundamental research and quantitative analysis in its investment decision making. In selecting securities, the Adviser primarily considers sales and expense trends, market position, historic and expected earnings and dividends. The Adviser will diversify the Fund's securities across industry sectors. The Adviser continually monitors the Fund's portfolio and may sell a security when it achieves a designated price target, there is a fundamental change in the security's prospects or better investment opportunities become available.

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BURKENROAD REPORTS

The BURKENROAD REPORTS (the "Reports") is an educational program on investment research in which selected students at Tulane University's A.B. Freeman School of Business participate. The program is designed to teach the students how to produce objective investment research by studying publicly-held companies located in the Deep South. The Reports focus on companies that traditionally have not been followed by Wall Street analysts. The Reports are based on publicly available reports, company visits and meetings with top management.

The Adviser independently verifies the information contained within the Reports and considers, but does not rely exclusively on, the Reports in making investment decisions for the Fund. The Fund will regularly invest in companies other than those covered by the Burkenroad Reports, and may not own shares of all of the companies covered by the Reports. The Fund and Horizon Advisers are NOT affiliated with Tulane University or the A.B. Freeman School of Business. Hancock Bank licenses the name "Burkenroad" from Tulane University. Neither Tulane University, the A.B. Freeman School of Business nor the students, faculty and staff of Tulane University have any involvement in the investment decisions, management or operations of the Fund.

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PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund's securities will fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is a principal risk of investing in the Fund.

The smaller capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small capitalization stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

The Fund's concentration of investments in securities of companies located or doing business in Alabama, Louisiana, Mississippi, Florida, Georgia and Texas subjects the Fund to economic conditions and government policies within those states. As a result, the Fund will be more susceptible to factors that adversely affect companies located or doing business in those states than a mutual fund that does not have as great a concentration in those states.

The Fund is also subject to the risk that the Adviser's particular investment style, which focuses on small capitalization stocks, may underperform other segments of the equity market or the equity market as a whole.

PERFORMANCE INFORMATION

The following bar chart and performance table illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS HOW THE PERFORMANCE OF THE FUND'S CLASS D SHARES HAS VARIED FROM CALENDAR YEAR TO CALENDAR YEAR.*

                                   [BAR CHART]

 2002           2003           2004           2005           2006          2007
------         ------         ------         ------         ------        ------
-0.79%         34.64%         24.37%          6.30%         16.65%        2.73%

BEST QUARTER                WORST QUARTER
   20.91%                      (18.58)%
 (06/30/03)                   (09/30/02)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S PERFORMANCE FROM 1/1/08 TO 3/31/08 WAS (2.25)%.

AVERAGE ANNUAL TOTAL RETURNS

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS D SHARES FOR THE PERIODS ENDED DECEMBER 31, 2007 TO THOSE OF THE RUSSELL 2000(R) INDEX AND THE LIPPER(R) SMALL-CAP VALUE FUNDS CLASSIFICATION.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

BURKENROAD FUND -                                              SINCE INCEPTION
CLASS D SHARES                            1 YEAR   5 YEARS   (DECEMBER 31, 2001)
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FUND RETURNS
BEFORE TAXES                                2.73%    16.36%         13.31%

FUND RETURNS AFTER TAXES
ON DISTRIBUTIONS                            2.52%    16.31%         13.22%

FUND RETURNS AFTER TAXES
ON DISTRIBUTIONS AND
SALE OF FUND SHARES                         2.06%    14.44%         11.72%

RUSSELL 2000(R) INDEX
(REFLECTS NO DEDUCTION
FOR FEES, EXPENSES,
OR TAXES)                                  (1.57)%   16.25%          9.12%

LIPPER(R) SMALL-CAP VALUE
FUNDS CLASSIFICATION                       (5.54)%   14.94%          9.95%

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SIMPLY SPEAKING ...

WHAT IS AN INDEX?

AN INDEX MEASURES THE MARKET PRICES OF A SPECIFIC GROUP OF SECURITIES IN A PARTICULAR MARKET OR MARKET SECTOR. YOU CANNOT INVEST DIRECTLY IN AN INDEX. UNLIKE A MUTUAL FUND, AN INDEX DOES NOT HAVE AN INVESTMENT ADVISER AND DOES NOT PAY ANY COMMISSIONS OR EXPENSES. IF AN INDEX HAD EXPENSES, ITS PERFORMANCE WOULD BE LOWER. THE RUSSELL 2000 INDEX IS A WIDELY RECOGNIZED INDEX WHICH MEASURES THE PERFORMANCE OF THE SMALL-CAP SEGMENT OF THE U.S. EQUITY UNIVERSE. THE RUSSELL 2000 INDEX IS A SUBSET OF THE RUSSELL 3000(R) INDEX REPRESENTING APPROXIMATELY 10% OF THE TOTAL MARKET CAPITALIZATION OF THAT INDEX. IT INCLUDES APPROXIMATELY 2000 OF THE SMALLEST SECURITIES BASED ON A COMBINATION OF THEIR MARKET CAP AND CURRENT INDEX MEMBERSHIP.

WHAT IS A LIPPER(R) FUNDS CLASSIFICATION?

A LIPPER(R) FUNDS CLASSIFICATION MEASURES THE SHARE PRICES OF A SPECIFIC GROUP OF MUTUAL FUNDS WITH A PARTICULAR INVESTMENT OBJECTIVE. YOU CANNOT INVEST DIRECTLY IN A LIPPER(R) FUNDS CLASSIFICATION. THE FUNDS INCLUDED IN THE LIPPER(R) SMALL-CAP VALUE FUNDS CLASSIFICATION INVEST PRIMARILY IN COMPANIES SIMILAR TO THOSE IN WHICH THE FUND INVESTS, SUCH AS THOSE WITH MARKET CAPITALIZATIONS LESS THAN $2 BILLION AT THE TIME OF PURCHASE. THE NUMBER OF FUNDS IN THE LIPPER(R) SMALL-CAP VALUE FUNDS CLASSIFICATION VARIES.

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FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD CLASS D SHARES OF THE FUND.

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SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
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                                                                 CLASS D SHARES
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Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of offering price)                         None

Maximum Deferred Sales Charge (Load)
(as a percentage of net asset value)                                  None

Maximum Sales Charge (Load) Imposed on
Reinvested Dividends and Other Distributions
(as a percentage of offering price)                                   None

Redemption Fee (as a percentage of amount
redeemed, if applicable)                                              1.00%*

Exchange Fee                                                          None

* THIS REDEMPTION FEE IS ONLY APPLICABLE TO SHARES SOLD WITHIN ONE YEAR OF THEIR PURCHASE DATE. THIS FEE IS NOT A SALES CHARGE AND IS PAYABLE DIRECTLY TO THE FUND.

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ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)
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                                                                 CLASS D SHARES
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Investment Advisory Fees                                              0.95%
Distribution (12b-1) Fees                                             0.25%
Other Expenses*                                                       0.67%
                                                                     -----
Total Annual Fund Operating Expenses                                  1.87%
Less Fee Waivers and Expense Reimbursements
                                                                     (0.22%)
                                                                     -----
Net Expenses**                                                        1.65%

* OTHER EXPENSES INCLUDE SHAREHOLDER SERVICE FEES AND ACQUIRED FUND FEES AND EXPENSES OF LESS THAN 0.01%.

** THE ADVISER HAS CONTRACTUALLY AGREED TO REDUCE ITS FEES AND REIMBURSE EXPENSES IN ORDER TO KEEP NET EXPENSES (EXCLUDING INTEREST, TAXES, BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) FROM EXCEEDING 1.65% OF THE FUND'S AVERAGE DAILY NET ASSETS OF THE CLASS D SHARES UNTIL MAY 31, 2009.

For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

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EXAMPLE
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This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same, including one year of capped expenses, and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in Class D Shares of the Fund would be:

1 YEAR               3 YEARS                  5 YEARS                  10 YEARS
$ 268*                $ 566                    $ 991                    $ 2,172

* THIS AMOUNT REFLECTS THE COST OF INVESTING IN CLASS D SHARES OF THE FUND IF YOU SELL YOUR SHARES AT THE END OF ONE YEAR. IF YOU DO NOT SELL YOUR SHARES AT THE END OF ONE YEAR, THE COST OF INVESTING IN CLASS D SHARES OF THE FUND WOULD BE $168.

MORE INFORMATION ABOUT RISK

The Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

The Fund has an investment goal and strategies for reaching that goal. The Adviser invests the Fund's assets in a way that it believes will help the Fund achieve its goal. Still, investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in the Fund, just as you could with similar investments. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY.

The value of your investment in the Fund is based on the value of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which it trades. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

EQUITY RISK -- Equity securities include publicly and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause the Fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

MORE INFORMATION ABOUT FUND INVESTMENTS

The investments and strategies described in this prospectus are those that the Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash or money market instruments that would not ordinarily be consistent with the Fund's objectives. If the Fund invests in this manner, it may not achieve its investment objectives. The Fund will do so only if the investment adviser believes that the risk of loss outweighs the opportunity for capital appreciation, or capital gains.

This prospectus describes the Fund's primary strategies, and the Fund will normally invest in the types of securities described in this prospectus. In addition to the investments and strategies described in this prospectus, the Fund also may invest, to a lesser extent, in other securities, use other strategies and engage in other investment practices that are not part of its principal investment strategy. These investments and strategies, as well as those described in this prospectus, are described in detail in the Fund's Statement of Additional Information (for information on how to obtain a copy of the Fund's Statement of Additional Information see the back cover of this prospectus). Of course, there is no guarantee that the Fund will achieve its investment goal.

INFORMATION ABOUT PORTFOLIO HOLDINGS

The Fund generally publishes a complete list of its portfolio holdings on a monthly basis, as of the end of the previous month. For example, the Fund's investments as of the end of January would ordinarily be published at the end of February. The Fund also publishes a list of its ten largest portfolio holdings, and the percentage of the Fund's assets that each of these holdings represents, on a monthly basis, ten (10) days after the end of the month. The portfolio information described above can be found on the internet at HTTP://SEI2FUNDS.SEIC.COM/HORIZON. The information will generally remain available until replaced by new portfolio holdings information as described above. The Adviser may exclude any portion of the Fund's portfolio holdings from publication when deemed to be in the best interest of the Fund. Please consult the Fund's Statement of Additional Information for a full description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.




INVESTMENT ADVISER

The investment adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program. The Trust's Board of Trustees supervises the investment adviser and establishes policies that the Adviser must follow in its management activities.

Horizon Advisers, an unincorporated division of Hancock Bank, serves as the investment adviser to the Fund. Hancock Bank is headquartered in Gulfport, Mississippi and has provided banking, trust and financial services to individuals and businesses since 1899. As of March 31, 2008, the Adviser managed approximately $1 billion in assets while the Adviser and Hancock Bank managed approximately $2.7 billion in assets. For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.95% based on the average daily net assets of the Fund. For the fiscal year ended January 31, 2008, the Adviser received advisory fees (after fee reductions) as a percentage of the Fund's average daily net assets of 0.73%.

The Adviser has contractually agreed to reduce its fees and reimburse expenses in order to keep Net Expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) from exceeding 1.65% of the Fund's average daily net assets of the Class D Shares until May 31, 2009.

A discussion regarding the basis for the Board's May 2007 approval of the Fund's investment advisory agreement is available in the Fund's July 31, 2007 Semi-Annual Report to Shareholders, which covers the period from February 1, 2007 to July 31, 2007.

PORTFOLIO MANAGERS

John Portwood, CFA, serves as Director of Trust Investments and Chief Investment Strategist of the Adviser and is responsible for overseeing the management of the Fund. He is also responsible for overseeing the management of the Hancock Horizon Strategic Income Bond Fund, Hancock Horizon Value Fund, and Hancock Horizon Growth Fund which are offered in a separate prospectus. He has more than 36 years of investment experience.

David Lundgren Jr., CFA, serves as Director of Equities and Research of the Adviser and is responsible for the day-to-day management of the Fund. He is also responsible for the management of the Hancock Horizon Growth Fund and the Hancock Horizon Value Fund, which are offered in a separate prospectus. Prior to joining Hancock Bank in 1998, Mr. Lundgren served in a similar capacity for First Commerce Corporation. He has more than 18 years of investment experience.

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed and ownership of Fund shares.

ADDITIONAL COMPENSATION

Hancock Bank and its affiliates may act as fiduciary or provide services in various non-fiduciary capacities with respect to plans subject to the Employee Retirement Income Security Act of 1974 ("ERISA") and other trust and agency accounts that invest in the Fund. Hancock Bank and its affiliates also may receive compensation for providing services to the Fund in cases where the compensation is not duplicative of the compensation those ERISA accounts pay for fiduciary and non-fiduciary services. Hancock Bank and its affiliates also may receive compensation in connection with the following:

CUSTODY SERVICES. Hancock Bank serves as custodian to the Fund, and for such services is paid an annual fee, payable from the Fund's assets, of 0.03% of the Fund's average daily net assets.

DISTRIBUTION AND SERVICING (12b-1) FEES. To the extent that Class D Shares are held through Hancock Bank or any of its affiliates providing custodial, brokerage or investment-related services, including Hancock Investment Services, Inc. ("H.I.S., Inc."), those entities may receive the distribution and servicing fees, payable from the Fund's assets, applicable to that class of shares.

H.I.S., Inc., member Financial Industry Regulatory Authority ("FINRA") and SIPC, is a wholly-owned brokerage subsidiary of Hancock Bank.

TRANSFER AGENCY SERVICES. Hancock Bank serves as the transfer agent and dividend disbursing agent for the Fund. For providing these services, Hancock Bank is paid an annual fee of $20,000 per class for the first ten classes and $17,500 per class for any additional classes.

SHAREHOLDER SERVICING FEES. To the extent that Class D Shares are held through Hancock Bank or any of its affiliates providing custodial, brokerage or investment-related services, including H.I.S., Inc., those entities may receive shareholder servicing fees, payable from the Fund's assets, of up to 0.25% of average daily net assets attributable to Class D Shares.

PURCHASING AND SELLING FUND SHARES

This section tells you how to purchase and sell (sometimes called "redeem") Class D Shares of the Fund.

The Fund does not generally accept investments by non-U.S.persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Adviser for more information.



HOW TO PURCHASE FUND SHARES

You may purchase shares on any day that the New York Stock Exchange (the "NYSE") and Hancock Bank are open for business (a "Business Day"). Shares cannot be purchased by Federal Reserve Wire on days when either the NYSE or the Federal Reserve is closed.

The Fund reserves the right to reject any specific purchase order. The Fund is not intended for excessive trading by shareholders in response to short-term market fluctuations. For more information about the Fund's policy on excessive trading, see "Market Timing Policies and Procedures."

The price per share (the offering price) will be the net asset value per share ("NAV") next determined after the Fund receives your purchase order in proper form. "Proper form" means that the Fund was provided a complete and signed account application, including the investor's social security number, tax identification number, and other identification required by law or regulation.

The Fund calculates its NAV once each Business Day as of the regularly-scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). So, for you to receive the current Business Day's NAV, the Fund must receive your purchase order in proper form before 4:00 p.m., Eastern Time. If the NYSE closes early - such as on days in advance of certain holidays - the Fund reserves the right to calculate NAV as of the earlier closing time. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

In addition to being able to buy and sell Fund shares directly from the Fund through its transfer agent, you may also buy or sell shares of the Fund through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers ("authorized institutions"). When you purchase or sell Fund shares through certain authorized institutions (rather than directly from the Fund), you may have to transmit your purchase and sale requests to these authorized institutions at an earlier time for your transaction to become effective that day. This allows these authorized institutions time to process your requests and transmit them to the Fund. Your authorized institution is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Fund on time.

Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to accept purchase and redemption requests for Fund shares. These requests are executed at the NAV next determined after the intermediary receives the request if transmitted to the Fund in accordance with the Fund's procedures and applicable law. These authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses.

If you deal directly with a financial intermediary or an authorized institution, you will have to follow their procedures for transacting with the Fund. For more information about how to purchase or sell Fund shares through a financial intermediary or an authorized institution, you should contact them directly. Investors may be charged a fee for purchase and/or redemption transactions effectuated through certain financial intermediaries and authorized institutions.

HOW THE FUND CALCULATES NAV

NAV for one Fund share is the value of that share's portion of all of the net assets of the Fund. In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are not readily available or the Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Fund's Board of Trustees. The Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

Although the Fund invests primarily in the stocks of U.S. companies that are traded on U.S. exchanges, there may be limited circumstances in which the Fund would price securities at fair value - for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.

MINIMUM PURCHASES

To purchase Class D Shares of the Fund for the first time, you must invest at least $1,000. Your subsequent investments in the Fund must be made in amounts of at least $500. The Fund may accept investments of smaller amounts at its discretion.

SYSTEMATIC INVESTMENT PLAN

If you have a checking or savings account with a bank, you may purchase Class D Shares automatically through regular deductions from your account in amounts of at least $100 per month.

HOW TO SELL YOUR FUND SHARES

If you own your shares directly, requests to sell shares must be made in writing. Such requests should be mailed to:

Hancock Horizon Funds - Transfer Agent
2600 Citiplace Drive - Suite 100
Baton Rouge, LA 70808

Your redemption will be processed the same day it is received in good order by the transfer agent. Please note that under certain circumstances, described below, a written request to sell shares may also require a signature guarantee. Questions related to selling Fund shares should be directed to the transfer agent at 1-800-738-2625, extension 77966.

If you own your shares through an account with an investment professional or other institution, contact that investment professional or institution to sell your shares. Your investment professional or institution may charge a fee for its services, in addition to the fees charged by the Fund.

If you would like to sell $100,000 or more of your shares, send your sale proceeds to a third-party or you are closing an account with a value over $100,000, please notify the Fund in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient). Additionally, a signature guaranteed letter from you is required if your account registration has changed in the previous 30 days, if funds are being sent to an address other than the address of record, or if the check is made payable to someone other than the account holder.

The sale price of each share will be the NAV next determined after the Fund receives your request.

SYSTEMATIC WITHDRAWAL PLAN

If you have at least $10,000 in your account, you may use the systematic withdrawal plan. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals of at least $100 from the Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, electronically transferred to your account.

RECEIVING YOUR MONEY

Normally, the Fund will send your sale proceeds within seven Business Days after the Fund receives your request. Your proceeds can be wired to your bank account or sent to you by check. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH AUTOMATED CLEARING HOUSE ("ACH"), REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED OR THE ACH TRANSACTION HAS BEEN COMPLETED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

REDEMPTIONS IN KIND

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of the Fund's remaining shareholders the Fund might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were, you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you will continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until you sell them.

INVOLUNTARY SALES OF YOUR SHARES

If your account balance drops below the required minimum you may be required to sell your shares. The account balance minimum for the Fund is $1,000. The Fund will generally provide at least 60 days' written notice to allow you sufficient time to add to your account and avoid the involuntary redemption of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Fund may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or as otherwise permitted by the U.S. Securities and Exchange Commission (the "SEC"). More information about this is in the Fund's Statement of Additional Information.

TELEPHONE TRANSACTIONS

Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions it reasonably believes to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

OTHER POLICIES

MARKET TIMING POLICIES AND PROCEDURES

The Fund is intended for long-term investment purposes only and discourages shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Fund may present risks to the Fund's long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund's investment strategy, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

In addition, because the Fund invests in small cap securities that often may trade in lower volumes, changes to the Fund's holdings in response to frequent trading by certain shareholders may impact the market prices of such relatively thinly traded securities held by the Fund.

The Fund's service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Fund's policies and procedures described in this prospectus and approved by the Fund's Board of Trustees. For purposes of applying these policies, the Fund's service providers will consider the trading history of accounts known to be under common ownership or control to the extent they believe an investor or group of investors is attempting to evade detection under the Fund's policies and procedures by the use of multiple accounts. The Fund's policies and procedures include the following:

o Shareholders are restricted from making more than 1 "round trip" into or out of the Fund per quarter. If a shareholder exceeds this amount, the Fund and/or its service providers may, at their discretion, reject any additional purchase or exchange orders. The Fund defines a round trip as a purchase into the Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund.

o The Fund assesses a redemption fee of 1% on redemptions by shareholders of Class D Shares if sold within one year of their purchase (subject to certain exceptions as discussed below in "Redemption Fees").

o The Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or the Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

The Fund and/or its service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Fund's long-term shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Fund will occur. Purchases made pursuant to a systematic investment plan and redemptions made pursuant to a systematic withdrawal plan are exempt from these policies.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Fund for their customers through which transactions are placed. In accordance with Rule 22c-2 under the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund has entered into information sharing agreements with certain financial intermediaries. Under these agreements, a financial intermediary is obligated to: (1) enforce during the term of the agreement, the Fund's market-timing policy; (2) furnish the Fund, upon its request, with information regarding customer trading activities in shares of the Fund; and (3) enforce the Fund's market-timing policy with respect to customers identified by the Fund as having engaged in market timing. When information regarding transactions in the Fund's shares is requested by the Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an "indirect intermediary"), any financial intermediary with whom the Fund has an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Fund, to restrict or prohibit the indirect intermediary from purchasing shares of the Fund on behalf of other persons. Please contact your financial intermediary for more information.

REDEMPTION FEE

In an effort to discourage short-term trading and defray costs incurred by shareholders as a result of such trading, the Fund charges a 1% redemption fee on redemptions of Class D Shares if sold within one year of their purchase. The fee is deducted from the sale proceeds and cannot be paid separately, and any proceeds of the fee are credited to the assets of the Class D Shares of the Fund. The fee does not apply to shares purchased with reinvested dividends or distributions. The redemption fee is applicable to Class D Shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the Fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. For this reason, the Fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the Fund. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from those of the Fund.

The redemption fee may not apply to certain categories of redemptions, such as those that the Fund reasonably believes may not raise frequent trading or market timing concerns. These categories include, but are not limited to, the following: (i) participants in certain group retirement plans whose processing systems are incapable of properly applying the redemption fee to underlying shareholders; (ii) redemptions resulting from certain transfers upon the death of a shareholder; (iii) redemptions by certain pension plans as required by law or by regulatory authorities; (iv) systematic redemptions; and (v) retirement loans and withdrawals. The Fund reserves the right to modify or eliminate the redemption fees or waivers at any time.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Fund will ask your name, address, date of birth, and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Fund is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a reasonable timeframe established in the sole discretion of the Fund, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the NAV next determined.

However, the Fund reserves the right to close or liquidate your account at the then-current day's price and remit proceeds to you via check if it is unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Fund (generally, 3 business days). Further, the Fund reserves the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Fund's overall obligation to deter money laundering under federal law. The Fund has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right to: (i) refuse, cancel or rescind any purchase order; (ii) freeze any account and/or suspend account services; or
(iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

DISTRIBUTION OF FUND SHARES

The Fund has adopted a distribution plan that allows Class D Shares of the Fund to pay distribution and service fees for the sale and distribution of its shares, and for services provided to shareholders. Because these fees are paid out of the Fund's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Distribution fees for Class D Shares, as a maximum annual percentage of average daily net assets, are 0.25%.

SHAREHOLDER SERVICING ARRANGEMENTS

The Fund may compensate financial intermediaries for providing a variety of services to shareholders. Financial intermediaries include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates. This section and the following section briefly describe how financial intermediaries may be paid for providing these services.

The Fund generally pays financial intermediaries a fee that is based on the assets of the Fund that are attributable to investments by customers of the financial intermediary. The services for which financial intermediaries are compensated may include record-keeping, transaction processing for shareholders' accounts and other shareholder services. In addition to these payments, your financial intermediary may charge you account fees, transaction fees for buying or redeeming shares of the Fund, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request.

The Fund has adopted a shareholder servicing plan that provides that the Fund may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.25% based on average daily net assets. The Fund does not pay these service fees on shares purchased directly. In addition to payments made directly to financial intermediaries by the Fund, the Adviser or its affiliates may, at their own expense, pay financial intermediaries for these and other services to Fund shareholders, as described in the section below.

PAYMENTS TO FINANCIAL INTERMEDIARIES

From time to time, the Adviser and/or its affiliates, at their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support. These payments may be in addition to any Rule 12b-1 fees and/or shareholder servicing payments that are reflected in the fees and expenses listed in the fee table section of this prospectus. These payments are sometimes characterized as "revenue sharing" payments and are made out of the Adviser's and/or its affiliates' own legitimate profits or other resources, and are not paid by the Fund. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Fund available to their customers or registered representatives, including providing the Fund with "shelf space," placing it on a preferred or recommended fund list, or promoting the Fund in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries. For more information please see "Payments to Financial Intermediaries" in the Fund's Statement of Additional Information.

The level of payments to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary's relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the net asset value or price of the Fund's shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders, as well as information about any fees and/or commissions it charges.

DIVIDENDS AND DISTRIBUTIONS

The Fund declares and distributes its net investment income, if any, annually. The Fund makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on the Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund, or your investment professional or institution, in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE, AND LOCAL INCOME TAXES. Below is a summary of some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

The Fund will distribute substantially all of its net investment income and its net realized capital gains, if any, at least annually. The dividends and distributions you receive may be subject to federal, state, and local taxation, depending upon your tax situation. The Fund's net investment income and short-term capital gains are distributed as dividends and are taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains, regardless of how long you have held your shares in the Fund. Distributions you receive from the Fund may be taxable whether or not you reinvest them.

Some or all of the distributions from a mutual fund may be treated as "qualified dividend income," taxable to individuals at the maximum federal tax rate of 15% (5% for individuals in lower tax brackets). A distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations. Under current law, the lower tax rates applicable to qualified dividend income will not apply in taxable years beginning after December 31, 2010. The Fund will notify you as to how much of your distributions, if any, will qualify for the reduced tax rate.

Each sale of Fund shares may be a taxable event. The gain or loss on the sale of Fund shares generally will be treated as short term capital gain or loss if you held the shares for 12 months or less or long term capital gain or loss, if you held the shares for longer.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS

The table that follows presents performance information about Class D Shares of the Fund. This information is intended to help you understand the Fund's financial performance for the past five fiscal years. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions. The information provided below for the fiscal years ended January 31, 2006, January 31, 2007 and January 31, 2008 has been derived from the Fund's financial statements, which have been audited by Ernst & Young LLP, independent registered public accounting firm of the Fund. The information for prior periods has been audited by predecessor independent registered public accounting firms. The financial statements and the unqualified opinion of Ernst & Young are included in the Annual Report of the Fund, which is available upon request by calling the Fund at 1-800-738-2625, extension 77966.

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
FOR THE YEARS ENDED JANUARY 31,

                    Net                  Net Realized
                   Asset                      and          Total    Distributions
                   Value,       Net       Unrealized       from        from Net
                 Beginning  Investment  Gains (Losses)  Investment     Realized        Total      Redemption
                  of Year      Loss     on Investments  Operations      Gains      Distributions     Fees
------------------------------------------------------------------------------------------------------------
BURKENROAD FUND
CLASS D SHARES
2008+             $31.04      $(0.20)       $(1.14)      $(1.34)       $(0.44)        $(0.44)       $  --
2007+              29.07       (0.17)         2.10         1.93            --             --         0.04
2006+              24.82       (0.14)         4.38         4.24            --             --         0.01
2005+              20.62       (0.14)         4.34         4.20            --             --           --
2004+              14.18       (0.09)         6.53         6.44            --             --           --

                                                            Ratio of
                                                            Expenses
                                                           to Average     Ratio of
                   Net               Net                   Net Assets       Net
                  Asset            Assets,   Ratio of      (Excluding    Investment
                  Value,             End     Expenses       Waivers         Loss     Portfolio
                   End     Total   of Year  to Average       and/or      to Average   Turnover
                 of Year  Return    (000)   Net Assets  Reimbursements)  Net Assets     Rate
----------------------------------------------------------------------------------------------
BURKENROAD FUND
CLASS D SHARES
2008+             $29.26  (4.40)%   $6,236     1.65%         1.87%         (0.63)%      42%
2007+              31.04   6.78      7,148     1.65          1.96          (0.58)       22
2006+              29.07  17.12      6,151     1.65          2.07          (0.55)       32
2005+              24.82  20.37      2,739     1.65          2.39          (0.62)       17
2004+              20.62  45.42      1,239     1.65          3.15          (0.50)       21

+     Per share is data calculated using average shares method.

Amounts designated as "--" are either $0 or have been rounded to $0.

                                 HANCOCK HORIZON
                                 FAMILY OF FUNDS

                               INVESTMENT ADVISER
                                Horizon Advisers
                          One Hancock Plaza, 3rd Floor
                                  P.O. Box 4019
                           Gulfport, Mississippi 39502

                                   DISTRIBUTOR
                        SEI Investments Distribution Co.
                            One Freedom Valley Drive
                            Oaks, Pennsylvania 19456

                                  LEGAL COUNSEL
                           Morgan, Lewis & Bockius LLP

          More information about the Fund is available, without charge, through the following:

                 STATEMENT OF ADDITIONAL INFORMATION (THE "SAI")

         The SAI includes detailed information about the Hancock Horizon Family of Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

                         ANNUAL AND SEMI-ANNUAL REPORTS

      These reports contain information from the Fund's portfolio managers about strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain more information about the Fund's holdings and detailed financial information about the Fund.

                 TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT,
                              OR MORE INFORMATION:

               BY TELEPHONE: Call 1-800-738-2625, extension 77966

                            BY MAIL: Write to us at:
                              Hancock Horizon Funds
                         2600 Citiplace Drive, Suite 100
                          Baton Rouge, Louisiana 70808

                    BY INTERNET: WWW.HANCOCKHORIZONFUNDS.COM

     FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about The Advisors' Inner Circle Fund
  II, from the EDGAR Database on the SEC's website ("HTTP://WWW.SEC.GOV"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549.
   You may also obtain this information, upon payment of a duplicating fee, by
                       e-mailing the SEC at the following
                          address: PUBLICINFO@SEC.GOV.

           The Advisors' Inner Circle Fund II's Investment Company Act
                        registration number is 811-07102.

                                                                 HHF-PS-005-0100

--------------------------------------------------------------------------------

                               WALL STREET SAVVY,
                               MAIN STREET TOUCH.

                                     [LOGO]
                              HANCOCK HORIZON FUNDS

                    FOR MORE INFORMATION CALL 1.800.738.2625
                           WWW.HANCOCKHORIZONFUNDS.COM

                                   PROSPECTUS

                                [GRAPHIC OMITTED]

                         HANCOCK HORIZON FAMILY OF FUNDS

                                  MAY 31, 2008

                             Prime Money Market Fund

                           INSTITUTIONAL CLASS SHARES

                                   ADVISED BY
                                Horizon Advisers
                   (an unicorporated division of Hancock Bank)

               The U.S. Securities and Exchange Commission has not
             approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                       The Advisors' Inner Circle Fund II

--------------------------------------------------------------------------------

ABOUT THIS PROSPECTUS

The Hancock Horizon Family of Funds is a mutual fund family that offers different classes of shares in separate investment portfolios that have individual investment goals and strategies. This prospectus gives you important information about Institutional Class Shares of the Prime Money Market Fund (the "Fund") that you should know before investing. Please read this prospectus and keep it for future reference.

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. FOR MORE DETAILED INFORMATION ABOUT THE FUND, PLEASE SEE:

                                                                            Page
FUND SUMMARY                                                                  1

PRINCIPAL INVESTMENT STRATEGY                                                 1

PRINCIPAL RISKS                                                               1

PERFORMANCE INFORMATION                                                       1

FUND FEES AND EXPENSES                                                        2

MORE INFORMATION ABOUT RISK                                                   4

MORE INFORMATION ABOUT FUND INVESTMENTS                                       4

INFORMATION ABOUT PORTFOLIO HOLDINGS                                          4

INVESTMENT ADVISER                                                            4

PORTFOLIO MANAGER                                                             5

PURCHASING AND SELLING FUND SHARES                                            5

OTHER POLICIES                                                                7

SHAREHOLDER SERVICING ARRANGEMENTS                                            8

PAYMENTS TO FINANCIAL INTERMEDIARIES                                          8

DIVIDENDS AND DISTRIBUTIONS                                                   9

TAXES                                                                         9

FINANCIAL HIGHLIGHTS                                                         11

HOW TO OBTAIN MORE INFORMATION ABOUT THE HANCOCK HORIZON FAMILY
OF FUNDS                                                             BACK COVER

PRIME MONEY MARKET FUND

FUND SUMMARY

INVESTMENT GOAL The Fund seeks a high level of current income consistent with liquidity and the preservation of capital
--------------------------------------------------------------------------------
INVESTMENT FOCUS Money market instruments
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY As a money market fund, the Fund seeks to maintain a stable share price of $1.00
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY Investing in a broad range of short-term, high quality U.S. dollar denominated money market instruments maintaining an average maturity of 90 days or less
--------------------------------------------------------------------------------
INVESTOR PROFILE Conservative investors who want to receive current income through a liquid investment
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGY

The Fund invests in high quality, short-term domestically sourced U.S. dollar-denominated money market instruments paying a fixed, variable or floating interest rate. These investments include debt obligations of the U.S. Treasury, agencies and instrumentalities of the U.S. government, domestic and foreign banks, domestic and foreign corporate issuers, financial institutions, commercial paper, variable rate demand notes as well as in repurchase agreements involving such obligations, asset-backed securities and U.S. government securities. The Fund may concentrate its investments (invest more than 25% of its assets) in obligations issued by domestic branches of U.S. banks or U.S. branches of foreign banks that are subject to a similar level of regulation. The Fund may invest up to 10% of its total assets in non-affiliated money market mutual funds with investment objectives and policies that are comparable to those of the Fund.

The Fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"), which governs the operations of money market funds. Accordingly, the Fund will have an average dollar-weighted maturity of 90 days or less, and will only acquire securities that have a remaining maturity of 397 days (about 13 months) or less, at the time of purchase. Horizon Advisers (the "Adviser") actively adjusts the average maturity of the Fund in response to its outlook on the various economic factors which influence the market for short-term fixed income instruments and future interest rate predictions. In addition, the Fund's portfolio is comprised only of short-term fixed income securities that are rated in one of the two highest categories by nationally recognized ratings organizations or securities that the Adviser determines are of comparable quality.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (THE "FDIC") OR ANY GOVERNMENT AGENCY. In addition, although the Fund seeks to keep a constant price per share of $1.00, you may lose money by investing in the Fund.

The Fund's investments are subject to fluctuations in the current interest rates for short-term obligations. Accordingly, an investment in the Fund is subject to income risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

An investment in the Fund is also subject, to a limited extent, to credit risk, which is the possibility that the issuer of a security owned by the Fund will be unable to repay interest and principal in a timely manner. The Adviser attempts to lessen this risk through a conservative investment policy for the Fund, which includes diversification (spreading Fund investments across a broad number of issuers), and investing in obligations of high credit quality issuers.

Investing in foreign companies poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States.

PERFORMANCE INFORMATION

The following bar chart and performance table illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS THE PERFORMANCE OF THE FUND'S INSTITUTIONAL CLASS SHARES FOR THE MOST RECENT CALENDAR YEAR.*

                                   [BAR CHART]

                                      2007
                                     ------
                                      5.02%

BEST QUARTER          WORST QUARTER
    1.28%                  1.13%
 (06/30/07)             (12/31/07)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S PERFORMANCE FROM 1/1/08 TO 3/31/08 WAS 0.78%.

Call 1-800-738-2625, extension 77966, for the Fund's current 7-day yield.

AVERAGE ANNUAL TOTAL RETURNS

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR INSTITUTIONAL CLASS SHARES FOR THE PERIODS ENDED DECEMBER 31, 2007 TO THOSE OF THE IMONEY NET, INC. PRIME INSTITUTIONAL MONEY MARKET AVERAGE.

PRIME MONEY MARKET FUND -                                     SINCE INCEPTION
INSTITUTIONAL CLASS SHARES                  1 YEAR           (FEBRUARY 1, 2006)
-------------------------------------------------------------------------------
FUND RETURNS                                5.02%                  5.01%
IMONEY NET, INC. PRIME INSTITUTIONAL
MONEY MARKET AVERAGE*                       5.05%                  4.99%

*     AVERAGE RETURNS SHOWN FROM FEBRUARY 28, 2006.

--------------------------------------------------------------------------------

SIMPLY SPEAKING ...

WHAT IS AN AVERAGE?

AN AVERAGE IS A COMPOSITE OF MUTUAL FUNDS WITH SIMILAR INVESTMENT GOALS. YOU CANNOT INVEST DIRECTLY IN AN AVERAGE. THE IMONEY NET, INC. PRIME INSTITUTIONAL MONEY MARKET AVERAGE IS A WIDELY RECOGNIZED COMPOSITE OF MONEY MARKET FUNDS THAT INVEST PRIMARILY IN COMMERCIAL PAPER. THE NUMBER OF FUNDS IN THE AVERAGE VARIES.

--------------------------------------------------------------------------------

FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD INSTITUTIONAL CLASS SHARES OF THE FUND.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                                 INSTITUTIONAL
                                                                 CLASS SHARES
--------------------------------------------------------------------------------
Investment Advisory Fees                                             0.20%
Other Expenses                                                       0.22%
                                                                    -----
Total Annual Fund Operating Expenses                                 0.42%
Less Fee Waivers and Expense Reimbursements                         (0.19)%
                                                                    -----
Net Expenses*                                                        0.23%

* THE ADVISER HAS CONTRACTUALLY AGREED TO REDUCE FEES AND REIMBURSE EXPENSES IN ORDER TO KEEP NET EXPENSES (EXCLUDING INTEREST, TAXES, BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) FROM EXCEEDING 0.23% OF THE FUND'S AVERAGE DAILY NET ASSETS UNTIL MAY 31, 2009. IF AT ANY POINT IT BECOMES UNNECESSARY FOR THE ADVISER TO REDUCE FEES OR MAKE EXPENSE REIMBURSEMENTS, THE BOARD MAY PERMIT THE ADVISER TO RETAIN THE DIFFERENCE BETWEEN THE TOTAL ANNUAL FUND OPERATING EXPENSES AND 0.23% TO RECAPTURE ALL OR A PORTION OF ITS REDUCTIONS OR REIMBURSEMENTS MADE DURING THE PRECEDING THREE-YEAR PERIOD.

For more information about Investment Advisory Fees, see "Investment Adviser."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

1 YEAR       3 YEARS       5 YEARS       10 YEARS
  $24          $116          $216          $511

MORE INFORMATION ABOUT RISK

The Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

The Fund has an investment goal and strategies for reaching that goal. The Adviser invests the Fund's assets in a way that it believes will help the Fund achieve its goal. Still, investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in the Fund, just as you could with similar investments. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY.

FIXED INCOME RISK -- The market values of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

MORE INFORMATION ABOUT FUND INVESTMENTS

This prospectus describes the Fund's primary strategies, and the Fund will normally invest in the types of securities described in this prospectus. In addition to the investments and strategies described in this prospectus, the Fund also may invest to a lesser extent in other securities, use other strategies and engage in other investment practices that are not part of its principal investment strategy. These investments and strategies, as well as those described in this prospectus, are described in detail in the Fund's Statement of Additional Information (for information on how to obtain a copy of the Fund's Statement of Additional Information see the back cover of this prospectus). Of course, there is no guarantee that the Fund will achieve its investment goal.

INFORMATION ABOUT PORTFOLIO HOLDINGS

The Fund generally publishes a complete list of its portfolio holdings on a monthly basis, as of the end of the previous month. For example, the Fund's investments as of the end of January would ordinarily be published at the end of February. The Fund also publishes a list of its ten largest portfolio holdings, and the percentage of the Fund's assets that each of these holdings represents, on a monthly basis, ten (10) days after the end of the month. The portfolio information described above can be found on the internet at HTTP://SEI2FUNDS.SEIC.COM/HORIZON. The information will generally remain available until replaced by new portfolio holdings information as described above. The Fund's Adviser may exclude any portion of the Fund's portfolio holdings from publication when deemed to be in the best interest of the Fund. Please consult the Fund's Statement of Additional Information for a full description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.




INVESTMENT ADVISER

The Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program. The Trust's Board of Trustees supervises the investment adviser and establishes policies that the Adviser must follow in its management activities.

Horizon Advisers, an unincorporated division of Hancock Bank, serves as the investment adviser to the Fund. Hancock Bank is headquartered in Gulfport, Mississippi and has provided banking, trust and financial services to individuals and businesses since 1899. As of March 31, 2008, the Adviser managed approximately $1 billion in assets while the Adviser and Hancock Bank managed approximately $2.7 billion in assets. For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.20% based on the average daily net assets of the Fund. For the fiscal year ended January 31, 2008, the Adviser received advisory fees (after fee reductions) for the Fund as a percentage of average daily net assets of 0.06%.

The Adviser has contractually agreed to reduce fees and reimburse expenses in order to keep Net Expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) from exceeding 0.23% of the Fund's average daily net assets until May 31, 2009. If at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Board may permit the Adviser to retain the difference between the Total Annual Fund Operating Expenses and 0.23% to recapture all or a portion of its reductions or reimbursements made during the preceding three-year period.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory agreement is available in the Fund's July 31, 2007 Semi-Annual Report to Shareholders, which covers the period from February 1, 2007 to July 31, 2007.

PORTFOLIO MANAGER

Jeffery Tanguis serves as Director of Fixed Income of the Adviser and is responsible for the day-to-day management of the Fund. He is also responsible for the management of the Hancock Horizon Strategic Income Bond Fund and the Hancock Horizon Treasury Securities Money Market Fund, which are offered in separate prospectuses. Prior to joining Hancock Bank in 2005, Mr. Tanguis served as the Senior Fixed Income Manager of Hibernia National Bank from 1987 to 2005. He has more than 21 years of investment experience.

The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed and ownership of Fund shares.

ADDITIONAL COMPENSATION

Hancock Bank and its affiliates may act as fiduciary or provide services in various non-fiduciary capacities with respect to plans subject to the Employee Retirement Income Security Act of 1974 ("ERISA") and other trust and agency accounts that invest in the Fund. Hancock Bank and its affiliates also may receive compensation for providing services to the Fund in cases where the compensation is not duplicative of the compensation those ERISA accounts pay for fiduciary and non-fiduciary services. Hancock Bank and its affiliates also may receive compensation in connection with the following:

CUSTODY SERVICES. Hancock Bank serves as custodian to the Fund, and for such services is paid an annual fee, payable from the Fund's assets, of 0.03% of the Fund's average daily net assets.

TRANSFER AGENCY SERVICES. Hancock Bank serves as the transfer agent and dividend disbursing agent for the Fund. For providing these services, Hancock Bank is paid an annual fee of $20,000 per class for the first ten classes and $17,500 per class for any additional classes.

PURCHASING AND SELLING FUND SHARES

This section tells you how to purchase and sell (sometimes called "redeem") Institutional Class Shares of the Fund. The Fund offers Institutional Class Shares only to institutional investors investing for their own or their customers' accounts.

The Fund does not generally accept investments by non-U.S.persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Adviser for more information.



HOW TO PURCHASE FUND SHARES

You may purchase shares on any day that Hancock Bank and either the New York Stock Exchange (the "NYSE") or the Federal Reserve are open for business (a "Business Day").

The price per share (the offering price) will be the net asset value per share ("NAV") next determined after the Fund receives your purchase order in proper form. "Proper form" means that the Fund was provided a complete and signed account application, including the investor's social security number, tax identification number, and other identification required by law or regulation.

The Fund calculates its NAV once each Business Day as of 12:00 p.m., Eastern Time. For you to be eligible to receive dividends declared on the day you submit your purchase order, the Fund must receive your order and federal funds (readily available funds) in proper form before 12:00 p.m., Eastern Time. If the NYSE closes early - such as on days in advance of certain holidays - the Fund reserves the right to calculate NAV as of the earlier closing time. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

You may buy or sell shares of the Fund through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers ("authorized institutions"). When you purchase or sell Fund shares through certain authorized institutions (rather than directly from the Fund), you may have to transmit your purchase and sale requests to these authorized institutions at an earlier time for your transaction to become effective that day. This allows these authorized institutions time to process your requests and transmit them to the Fund. Your authorized institution is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Fund on time.

Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to accept purchase and redemption requests for Fund shares. These requests are executed at the NAV next determined after the intermediary receives the request if transmitted to the Fund in accordance with the Fund's procedures and applicable law. These authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses.

If you deal directly with a financial intermediary or an authorized institution, you will have to follow their procedures for transacting with the Fund. For more information about how to purchase or sell Fund shares through a financial intermediary or an authorized institution, you should contact them directly. Investors may be charged a fee for purchase and/or redemption transactions effectuated through certain financial intermediaries and authorized institutions.

HOW THE FUND CALCULATES NAV

NAV for one Fund share is the value of that share's portion of the net assets of the Fund.

The Fund generally calculates its NAV using the amortized cost method of valuation to account for any premiums or discounts above or below the face value of any securities that it buys, which is described in detail in the Statement of Additional Information. If it is determined that this method is unreliable during certain market conditions or for other reasons, fair value prices for the Fund's securities may be determined in good faith using procedures approved by the Board of Trustees. The Fund's NAV will normally be at $1.00 per share.

MINIMUM PURCHASES

To purchase Institutional Class Shares of the Fund for the first time, you must invest at least $10,000,000. There is no minimum amount for subsequent investments. The Fund may accept smaller amounts in its sole discretion.

HOW TO SELL YOUR FUND SHARES

If you own your shares through an account with an investment professional or other institution, contact that investment professional or institution to sell your shares. Your investment professional or institution may charge a fee for its services, in addition to the fees charged by the Fund.

The sale price of each share will be the NAV next determined after the Fund receives your request.

RECEIVING YOUR MONEY

Normally, the Fund will send your sale proceeds within seven Business Days after the Fund receives your request. Your proceeds can be wired to your bank account or sent to you by check. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH AUTOMATED CLEARING HOUSE ("ACH"), REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED OR THE ACH TRANSACTION HAS BEEN COMPLETED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

REDEMPTIONS IN KIND

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of the Fund's remaining shareholders the Fund might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were, you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you will continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until you sell them.

INVOLUNTARY SALES OF YOUR SHARES

If your account balance drops below $1,000,000 you may be required to sell your shares. The Fund will generally provide at least 60 days' written notice to allow you sufficient time to add to your account and avoid the involuntary redemption of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Fund may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or as otherwise permitted by the U.S. Securities and Exchange Commission (the "SEC"). More information about this is in the Fund's Statement of Additional Information.

TELEPHONE TRANSACTIONS

Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions it reasonably believes to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

OTHER POLICIES

MARKET TIMING POLICIES AND PROCEDURES

The Fund is a money market fund and seeks to provide a high degree of liquidity, current income and a stable net asset value of $1.00 per share. The Fund is designed to serve as a short-term cash equivalent investment for shareholders and, therefore, expects shareholders to engage in frequent purchases and redemptions. Because of the inherently liquid nature of the Fund's investments, and money market instruments in general, and the Fund's intended purpose to serve as a short-term investment vehicle for shareholders, the Fund's Adviser has informed the Board of Trustees that it believes that it would not be in shareholders' best interests to place any limitations on the frequency of shareholder purchases and redemptions into and out of the Fund. As a result, the Board has not adopted a Fund policy and procedures with respect to frequent purchases and redemptions.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Fund for their customers through which transactions are placed. In accordance with Rule 22c-2 under the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund has entered into information sharing agreements with certain financial intermediaries. Under these agreements, a financial intermediary is obligated to: (1) enforce during the term of the agreement, the Fund's market-timing policy; (2) furnish the Fund, upon its request, with information regarding customer trading activities in shares of the Fund; and (3) enforce the Fund's market-timing policy with respect to customers identified by the Fund as having engaged in market timing. When information regarding transactions in the Fund's shares is requested by the Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an "indirect intermediary"), any financial intermediary with whom the Fund has an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Fund, to restrict or prohibit the indirect intermediary from purchasing shares of the Fund on behalf of other persons. Please contact your financial intermediary for more information.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Fund will ask your name, address, date of birth, and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Fund is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a reasonable timeframe established in the sole discretion of the Fund, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the NAV next determined.

However, the Fund reserves the right to close or liquidate your account at the then-current day's price and remit proceeds to you via check if it is unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Fund (generally, 3 business days). Further, the Fund reserves the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Fund's overall obligation to deter money laundering under federal law. The Fund has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

SHAREHOLDER SERVICING ARRANGEMENTS

The Fund may compensate financial intermediaries for providing a variety of services to shareholders. Financial intermediaries include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates. This section and the following section briefly describe how financial intermediaries may be paid for providing these services.

The Fund generally pays financial intermediaries a fee that is based on the assets of the Fund that are attributable to investments by customers of the financial intermediary. The services for which financial intermediaries are compensated may include record-keeping, transaction processing for shareholders' accounts and other shareholder services. In addition to these payments, your financial intermediary may charge you account fees, transaction fees for buying or redeeming shares of the Fund, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request. The Fund does not pay these service fees on shares purchased directly. In addition to payments made directly to financial intermediaries by the Fund, the Adviser or its affiliates may, at their own expense, pay financial intermediaries for these and other services to Fund shareholders, as described in the section below.

PAYMENTS TO FINANCIAL INTERMEDIARIES

From time to time, the Adviser and/or its affiliates, at their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing sup-port. These payments are sometimes characterized as "revenue sharing" payments and are made out of the Adviser's and/or its affiliates' own legitimate profits or other resources, and are not paid by the Fund. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Fund available to their customers or registered representatives, including providing the Fund with "shelf space," placing it on a preferred or recommended fund list, or promoting the Fund in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and Financial Industry Regulatory Authority ("FINRA") rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries. For more information please see "Payments to Financial Intermediaries" in the Fund's Statement of Additional Information.

The level of payments to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary's relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the net asset value or price of the Fund's shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders, as well as information about any fees and/or commissions it charges.

DIVIDENDS AND DISTRIBUTIONS

The Fund declares dividends daily and distributes its net investment income monthly. The Fund makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on the Fund's record date, you will be entitled to receive the distribution. You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund, or your investment professional or institution, in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below is a summary of some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

The Fund will distribute substantially all of its net investment income and its net realized capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. The Fund's net investment income and short-term capital gains are distributed as dividends and are taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains, regardless of how long you have held your shares in the Fund. Distributions you receive from the Fund may be taxable whether or not you reinvest them.

Some or all of the distributions from a mutual fund may be treated as "qualified dividend income," taxable to individuals at the maximum federal tax rate of 15% (5% for individuals in lower tax brackets). A distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations. Under current law, the lower tax rates applicable to qualified dividend income will not apply in taxable years beginning after December 31, 2010. Because the Fund does not expect to receive dividend income, you should not expect to receive any distributions that qualify as qualified dividend income.

Each sale of Fund shares may be a taxable event. Although the stable share price is not guaranteed, because the Fund expects to maintain a $1.00 NAV, you should not expect to realize any gain or loss on the sale of your Fund shares. The gain or loss on the sale of Fund shares generally will be treated as short term capital gain or loss if you held the shares for 12 months or less or long term capital gain or loss if you held the shares for longer.

The Fund intends to distribute primarily ordinary income. A significant amount of this income may consist of interest earned on U.S. government obligations. Many states grant tax-free status to dividends paid from interest earned on direct obligations of the U.S. government, subject to certain restrictions.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS

The table that follows presents performance information about the Institutional Class Shares of the Fund. This information is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total return in the table represents the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions. The information provided below has been audited by Ernst & Young LLP, independent registered public accounting firm of the Fund. The financial statements and the unqualified opinion of Ernst & Young LLP are included in the Annual Report of the Fund, which is available upon request by calling the Fund at 1-800-738-2625, extension 77966.

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
FOR THE YEAR ENDED JANUARY 31,


             Net                    Net Realized                 Dividends
            Asset                        and          Total         from      Distributions       Total
            Value,       Net         Unrealized        from         Net          from Net       Dividends
          Beginning   Investment   Gains (Losses)   Investment   Investment      Realized          and
           of Year      Income     on Investments   Operations     Income         Gains       Distributions
--------------------------------------------------------------------------------------------------------------
PRIME MONEY MARKET FUND
INSTITUTIONAL CLASS SHARES
2008        $1.00        $0.05          $ --           $0.05       $(0.05)         $ --          $(0.05)
2007(1)      1.00         0.05            --            0.05        (0.05)           --           (0.05)

                                                     Ratio of     Ratio of
            Net                Net                   Expenses       Net
           Asset             Assets,    Ratio of    to Average   Investment
           Value,              End      Expenses    Net Assets     Income     Portfolio
            End     Total    of Year   to Average   (Excluding   to Average    Turnover
          of Year   Return    (000)    Net Assets    Waivers)    Net Assets      Rate
---------------------------------------------------------------------------------------
PRIME MONEY MARKET FUND
INSTITUTIONAL CLASS SHARES
2008       $1.00     4.92%   $47,234      0.23%        0.42%        4.82%        n/a
2007(1)     1.00     5.00     34,884      0.23         0.50         4.92         n/a

(1) Commenced operations on February 1, 2006. All ratios for the period have been annualized.

Amounts designated as "--" are $0.

                                 HANCOCK HORIZON
                                 FAMILY OF FUNDS

                               INVESTMENT ADVISER
                                Horizon Advisers
                          One Hancock Plaza, 3rd Floor
                                  P.O. Box 4019
                           Gulfport, Mississippi 39502

                                   DISTRIBUTOR
                        SEI Investments Distribution Co.
                            One Freedom Valley Drive
                            Oaks, Pennsylvania 19456

                                  LEGAL COUNSEL
                           Morgan, Lewis & Bockius LLP

          More information about the Fund is available, without charge, through the following:

                 STATEMENT OF ADDITIONAL INFORMATION (THE "SAI")

         The SAI includes detailed information about the Hancock Horizon Family of Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

                         ANNUAL AND SEMI-ANNUAL REPORTS

       These reports contain information from the Fund's portfolio manager about strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain more information about the Fund's holdings and detailed financial information about the Fund.

                 TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT,
                              OR MORE INFORMATION:

               BY TELEPHONE: Call 1-800-738-2625, extension 77966

                            BY MAIL: Write to us at:
                              Hancock Horizon Funds
                         2600 Citiplace Drive, Suite 100
                          Baton Rouge, Louisiana 70808

                    BY INTERNET: WWW.HANCOCKHORIZONFUNDS.COM

           FROM THE SEC: You can also obtain the SAI or the Annual and
      Semi-Annual reports, as well as other information about The Advisors'
       Inner Circle Fund II, from the EDGAR Database on the SEC's website
      ("HTTP://WWW.SEC.GOV"). You may review and copy documents at the SEC
     Public Reference Room in Washington, DC (for information on the opera-tion of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: PUBLICINFO@SEC.GOV.

           The Advisors' Inner Circle Fund II's Investment Company Act
                        registration number is 811-07102.

                                                                 HHF-PS-006-0100

--------------------------------------------------------------------------------

                               WALL STREET SAVVY,
                                  MAIN STREET TOUCH.

                                     [LOGO]
                              HANCOCK HORIZON FUNDS

                    FOR MORE INFORMATION CALL 1.800.738.2625
                           WWW.HANCOCKHORIZONFUNDS.COM

                                   PROSPECTUS

                                [GRAPHIC OMITTED]

                         HANCOCK HORIZON FAMILY OF FUNDS

                                  MAY 31, 2008

                      Treasury Securities Money Market Fund

                        INSTITUTIONAL SWEEP CLASS SHARES

                                   ADVISED BY
                                Horizon Advisers
                  (an unincorporated division of Hancock Bank)

               The U.S. Securities and Exchange Commission has not
             approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                       The Advisors' Inner Circle Fund II

--------------------------------------------------------------------------------

ABOUT THIS PROSPECTUS

The Hancock Horizon Family of Funds is a mutual fund family that offers different classes of shares in separate investment portfolios that have individual investment goals and strategies. This prospectus gives you important information about Institutional Sweep Class Shares of the Treasury Securities Money Market Fund (the "Fund") that you should know before investing. Please read this prospectus and keep it for future reference.

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. FOR MORE DETAILED INFORMATION ABOUT THE FUND, PLEASE SEE:

                                                                            Page
FUND SUMMARY                                                                   1

PRINCIPAL INVESTMENT STRATEGY                                                  1

PRINCIPAL RISKS                                                                1

PERFORMANCE INFORMATION                                                        1

FUND FEES AND EXPENSES                                                         2

MORE INFORMATION ABOUT RISK                                                    3

MORE INFORMATION ABOUT FUND INVESTMENTS                                        3

INFORMATION ABOUT PORTFOLIO HOLDINGS                                           3

INVESTMENT ADVISER                                                             3

PORTFOLIO MANAGER                                                              4

PURCHASING AND SELLING FUND SHARES                                             4

OTHER POLICIES                                                                 6

SHAREHOLDER SERVICING ARRANGEMENTS                                             7

PAYMENTS TO FINANCIAL INTERMEDIARIES                                           7

DIVIDENDS AND DISTRIBUTIONS                                                    8

TAXES                                                                          8

FINANCIAL HIGHLIGHTS                                                           9

HOW TO OBTAIN MORE INFORMATION ABOUT THE
HANCOCK HORIZON FAMILY OF FUNDS                                       BACK COVER

TREASURY SECURITIES MONEY MARKET FUND

FUND SUMMARY

INVESTMENT GOAL Preserve principal value and maintain a high degree of liquidity while providing current income
--------------------------------------------------------------------------------
INVESTMENT FOCUS Money market instruments issued by the U.S. Treasury
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY As a money market fund, the Fund seeks to maintain a stable share price of $1.00
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY Invest exclusively in short-term obligations of the U.S. Treasury and repurchase agreements involving such obligations
--------------------------------------------------------------------------------
INVESTOR PROFILE Conservative investors who want to receive current income through a liquid investment
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGY

The Fund invests exclusively in short-term money market instruments issued by the U.S. Treasury and backed by its full faith and credit, and repurchase agreements involving such obligations.

The Fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"), which governs the operations of money market funds. Accordingly, the Fund will have an average dollar-weighted maturity of 90 days or less, and will only acquire securities that have a remaining maturity of 397 days (about 13 months) or less, at the time of purchase. Horizon Advisers (the "Adviser") actively adjusts the average maturity of the Fund in response to its outlook on the various economic factors which influence the market for short-term fixed income instruments and future interest rate predictions.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY. In addition, although a money market fund seeks to keep a constant price per share of $1.00, you may lose money by investing in the Fund.

Although the Fund's U.S. Treasury securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Accordingly, an investment in the Fund is subject to income risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PERFORMANCE INFORMATION

The following bar chart and performance table illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS HOW THE PERFORMANCE OF THE FUND'S INSTITUTIONAL SWEEP CLASS SHARES HAS VARIED FROM CALENDAR YEAR TO CALENDAR YEAR.*

                                   [BAR CHART]

 2001         2002        2003        2004        2005        2006        2007
------        ----        ----        ----        ----        ----        ----
 3.10%        0.86%       0.25%       0.47%       2.26%       4.07%       4.01%

BEST QUARTER            WORST QUARTER
   1.16%                    0.03%
 (03/31/01)               (12/31/03)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S PERFORMANCE FROM 1/1/08 TO 3/31/08 WAS 0.47%.

Call 1-800-738-2625, extension 77966, for the Fund's current 7-day yield.

AVERAGE ANNUAL TOTAL RETURNS

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR INSTITUTIONAL SWEEP CLASS SHARES THE PERIODS ENDED DECEMBER 31, 2007 TO THOSE OF THE IMONEYNET, INC. U.S. TREASURY & REPO AVERAGE.

TREASURY SECURITIES
MONEY MARKET FUND -                                                    SINCE
INSTITUTIONAL SWEEP                                                  INCEPTION
CLASS SHARES                             1 YEAR      5 YEARS      (MAY 31, 2000)
--------------------------------------------------------------------------------
FUND RETURNS                              4.01%       2.20%            2.41%
IMONEYNET, INC.
U.S. TREASURY &
REPO AVERAGE                              4.20%       2.36%            2.59%

--------------------------------------------------------------------------------

SIMPLY SPEAKING...

WHAT IS AN AVERAGE?

AN AVERAGE IS A COMPOSITE OF MUTUAL FUNDS WITH SIMILAR INVESTMENT GOALS. YOU CANNOT INVEST DIRECTLY IN AN AVERAGE. THE IMONEYNET, INC. U.S. TREASURY & REPO AVERAGE IS A COMPOSITE OF MUTUAL FUNDS WITH INVESTMENT GOALS SIMILAR TO THE FUND. IMONEYNET, INC., FORMERLY IBC FINANCIAL DATA, IS THE LEADING PROVIDER OF INFORMATION ON MONEY MARKET MUTUAL FUNDS. THE NUMBER OF FUNDS IN THE IMONEYNET, INC. U.S. TREASURY & REPO AVERAGE VARIES.

--------------------------------------------------------------------------------

FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD INSTITUTIONAL SWEEP CLASS SHARES OF THE FUND.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                             INSTITUTIONAL SWEEP
                                                                 CLASS SHARES
--------------------------------------------------------------------------------
Investment Advisory Fees                                            0.40%
Distribution (12b-1) Fees                                           None
Other Expenses*                                                     0.45%
                                                                   -----
Total Annual Fund Operating Expenses                                0.85%
Less Fee Waivers and Expense Reimbursements                        (0.02)%
                                                                   -----
Net Expenses**                                                      0.83%

*     OTHER EXPENSES INCLUDE SHAREHOLDER SERVICE FEES.

** THE ADVISER HAS CONTRACTUALLY AGREED TO REDUCE ITS FEES AND REIMBURSE EXPENSES IN ORDER TO KEEP NET EXPENSES (EXCLUDING INTEREST, TAXES, BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) FROM EXCEEDING 0.83% OF THE FUND'S AVERAGE DAILY NET ASSETS OF THE INSTITUTIONAL SWEEP CLASS SHARES UNTIL MAY 31, 2009.

For more information about Investment Advisory Fees, see "Investment Adviser."

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in Institutional Sweep Class Shares of the Fund would be:

1 YEAR                 3 YEARS               5 YEARS                10 YEARS
 $85                    $269                  $469                   $1,047

MORE INFORMATION ABOUT RISK

The Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

The Fund has an investment goal and strategies for reaching that goal. The investment adviser invests the Fund's assets in a way that it believes will help the Fund achieve its goal. Still, investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. The investment adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the investment adviser does, you could lose money on your investment in the Fund, just as you could with similar investments. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY.

FIXED INCOME RISK -- The market values of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

MORE INFORMATION ABOUT FUND INVESTMENTS

This prospectus describes the Fund's primary strategies, and the Fund will normally invest in the types of securities described in this prospectus. In addition to the investments and strategies described in this prospectus, the Fund also may invest to a lesser extent in other securities, use other strategies and engage in other investment practices that are not part of its principal investment strategy. These investments and strategies, as well as those described in this prospectus, are described in detail in the Fund's Statement of Additional Information (for information on how to obtain a copy of the Fund's Statement of Additional Information see the back cover of this prospectus). Of course, there is no guarantee that the Fund will achieve its investment goal.

INFORMATION ABOUT PORTFOLIO HOLDINGS

The Fund generally publishes a complete list of its portfolio holdings on a monthly basis, as of the end of the previous month. For example, the Fund's investments as of the end of January would ordinarily be published at the end of February. The Fund also publishes a list of its ten largest portfolio holdings, and the percentage of the Fund's assets that each of these holdings represents, on a monthly basis, ten (10) days after the end of the month. The portfolio information described above can be found on the internet at HTTP://SEI2FUNDS.SEIC.COM/HORIZON. The information will generally remain available until replaced by new portfolio holdings information as described above. The Fund's investment adviser may exclude any portion of the Fund's portfolio holdings from publication when deemed to be in the best interest of the Fund. Please consult the Fund's Statement of Additional Information for a full description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.



INVESTMENT ADVISER

The investment adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program. The Trust's Board of Trustees supervises the investment adviser and establishes policies that the Adviser must follow in its management activities.

Horizon Advisers, an unincorporated division of Hancock Bank, serves as the investment adviser to the Fund. Hancock Bank is headquartered in Gulfport, Mississippi and has provided banking, trust and financial services to individuals and businesses since 1899. As of March 31, 2008, the Adviser managed approximately $1 billion in assets while the Adviser and Hancock Bank managed approximately $2.7 billion in assets. For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly at an annual rate of 0.40% based on the average daily net assets of the Fund. For the fiscal year ended January 31, 2008, the Adviser received advisory fees (after fee reductions) for the Fund as a percentage of average daily net assets of 0.39%.

The Adviser has contractually agreed to reduce its fees and reimburse expenses in order to keep Net Expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) from exceeding 0.83% of the Fund's average daily net assets of the Instititional Sweep Class Shares until May 31, 2009.

A discussion regarding the basis for the Board's May 2007 approval of the Fund's investment advisory agreement is available in the Fund's July 31, 2007 Semi-Annual Report to Shareholders, which covers the period from February 1, 2007 to July 31, 2007.

PORTFOLIO MANAGER

Jeffery Tanguis serves as Director of Fixed Income of the Adviser and is responsible for the day-to-day management of the Fund. He is also responsible for the management of the Hancock Horizon Strategic Income Bond Fund and the Hancock Horizon Prime Money Market Fund, which are offered in separate prospectuses. Prior to joining Hancock Bank in 2005, Mr. Tanguis served as the Senior Fixed Income Manager at Hibernia National Bank from 1987 to 2005. He has more than 21 years of investment experience.

The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed and ownership of Fund shares.

ADDITIONAL COMPENSATION

Hancock Bank and its affiliates may act as fiduciary or provide services in various non-fiduciary capacities with respect to plans subject to the Employee Retirement Income Security Act of 1974 ("ERISA") and other trust and agency accounts that invest in the Fund. Hancock Bank and its affiliates also may receive compensation for providing services to the Fund in cases where the compensation is not duplicative of the compensation those ERISA accounts pay for fiduciary and non-fiduciary services. Hancock Bank and its affiliates also may receive compensation in connection with the following:

CUSTODY SERVICES. Hancock Bank serves as custodian to the Fund, and for such services is paid an annual fee, payable from the Fund's assets, of 0.03% of the Fund's average daily net assets.

TRANSFER AGENCY SERVICES. Hancock Bank serves as the transfer agent and dividend disbursing agent for the Fund. For providing these services, Hancock Bank is paid an annual fee of $20,000 per class for the first ten classes and $17,500 per class for any additional classes.

SHAREHOLDER SERVICING FEES. To the extent that Institutional Sweep Class Shares are held through Hancock Bank or any of its affiliates providing custodial, brokerage or investment-related services, including Hancock Investment Services, Inc. ("H.I.S., Inc."), those entities may receive shareholder servicing fees, payable from the Fund's assets, of up to 0.25% of the Fund's average daily net assets attributable to Institutional Sweep Class Shares.

H.I.S., Inc., member Financial Industry Regulatory Authority ("FINRA") and SIPC, is a wholly-owned brokerage subsidiary of Hancock Bank.

PURCHASING AND SELLING FUND SHARES

This section tells you how to purchase and sell (sometimes called "redeem") Institutional Sweep Class Shares of the Fund. The Fund offers Institutional Sweep Class Shares only to investors participating in cash sweep and cash management programs offered through the Hancock Bank Trust & Financial Services Group.

The Fund does not generally accept investments by non-U.S.persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Adviser for more information.

HOW TO PURCHASE FUND SHARES

You may buy shares through accounts with investment professionals and financial institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your investment professional or institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding the Fund to your institution.

GENERAL INFORMATION

You may purchase shares on any day that Hancock Bank and either the New York Stock Exchange (the "NYSE") or the Federal Reserve are open for business (a "Business Day").

The price per share (the offering price) will be the net asset value per share ("NAV") next determined after the Fund receives your purchase order in proper form. "Proper form" means that the Fund was provided a complete and signed account application, including the investor's social security number, tax identification number, and other identification required by law or regulation.

The Fund calculates its NAV once each Business Day as of 12:00 p.m., Eastern Time. So, for you to be eligible to receive dividends declared on the day you submit your purchase order, the Fund must receive your order and federal funds (readily available funds) in proper form before 12:00 p.m., Eastern Time. If the NYSE closes early - such as on days in advance of certain holidays - the Fund reserves the right to calculate NAV as of the earlier closing time. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

HOW THE FUND CALCULATES NAV

NAV for one Fund share is the value of that share's portion of the net assets of the Fund.

The Fund generally calculates its NAV using the amortized cost method of valuation, to account for any premiums or discounts above or below the face value of any securities that it buys, which is described in detail in the Statement of Additional Information. If it is determined that this method is unreliable during certain market conditions or for other reasons, fair value prices for the Fund's securities may be determined in good faith using procedures approved by the Board of Trustees. The Fund's NAV will normally be at $1.00 per share.

MINIMUM PURCHASES

Hancock Bank may require cash management account customers to maintain minimum banking account levels in order to participate in the cash management account program. The minimum levels are subject to the terms of your cash management account agreement with Hancock Bank. In general, however, if your banking account falls below the minimum amount, your shares in the Fund may be redeemed or you may be charged additional fees.

HOW TO SELL YOUR FUND SHARES

Shareholders may sell shares by following procedures established when they opened their account or accounts. If you have questions, call 1-800-738-2625, extension 77966.

The sale price of each share will be the NAV next determined after the Fund receives your request.

RECEIVING YOUR MONEY

Normally, the Fund will send your sale proceeds within seven Business Days after the Fund receives your request. Your proceeds can be wired to your bank account or sent to you by check. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH AUTOMATED CLEARING HOUSE ("ACH"), REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED OR THE ACH TRANSACTION HAS BEEN COMPLETED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

REDEMPTIONS IN KIND

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of the Fund's remaining shareholders the Fund might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were, you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you will continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until you sell them.

INVOLUNTARY SALES OF YOUR SHARES

If your account balance drops below the minimum level required in your cash management account agreement with Hancock Bank because of redemptions, you may be required to sell your shares. The Fund will generally provide at least 60 days' written notice to allow you sufficient time to add to your account and avoid the involuntary redemption of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Fund may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or as otherwise permitted by the U.S. Securities and Exchange Commission (the "SEC"). More information about this is in the Fund's Statement of Additional Information.

OTHER POLICIES

MARKET TIMING POLICIES AND PROCEDURES

The Fund is a money market fund and seeks to provide a high degree of liquidity, current income and a stable net asset value of $1.00 per share. The Fund is designed to serve as a short-term cash equivalent investment for shareholders and, therefore, expects shareholders to engage in frequent purchases and redemptions. Because of the inherently liquid nature of the Fund's investments, and money market instruments in general, and the Fund's intended purpose to serve as a short-term investment vehicle for shareholders, the Fund's Adviser has informed the Board of Trustees that it believes that it would not be in shareholders' best interests to place any limitations on the frequency of shareholder purchases and redemptions into and out of the Fund. As a result, the Board has not adopted a Fund policy and procedures with respect to frequent purchases and redemptions.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Fund for their customers through which transactions are placed. In accordance with Rule 22c-2 under the 1940 Act, the Fund has entered into information sharing agreements with certain financial intermediaries. Under these agreements, a financial intermediary is obligated to: (1) enforce during the term of the agreement, the Fund's market-timing policy; (2) furnish the Fund, upon its request, with information regarding customer trading activities in shares of the Fund; and (3) enforce the Fund's market-timing policy with respect to customers identified by the Fund as having engaged in market timing. When information regarding transactions in the Fund's shares is requested by the Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an "indirect intermediary"), any financial intermediary with whom the Fund has an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Fund, to restrict or prohibit the indirect intermediary from purchasing shares of the Fund on behalf of other persons. Please contact your financial intermediary for more information.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Fund will ask your name, address, date of birth, and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Fund is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a reasonable timeframe established in the sole discretion of the Fund, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the NAV next determined.

However, the Fund reserves the right to close or liquidate your account at the then-current day's price and remit proceeds to you via check if it is unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Fund (generally, 3 business days). Further, the Fund reserves the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Fund's overall obligation to deter money laundering under federal law. The Fund has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

SHAREHOLDER SERVICING ARRANGEMENTS

The Fund may compensate financial intermediaries for providing a variety of services to shareholders. Financial intermediaries include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates. This section and the following section briefly describe how financial intermediaries may be paid for providing these services.

The Fund generally pays financial intermediaries a fee that is based on the assets of the Fund that are attributable to investments by customers of the financial intermediary. The services for which financial intermediaries are compensated may include record-keeping, transaction processing for shareholders' accounts and other shareholder services. In addition to these payments, your financial intermediary may charge you account fees, transaction fees for buying or redeeming shares of the Fund, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request.

The Fund has adopted a shareholder servicing plan that provides that the Fund may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.25% based on average daily net assets. The Fund does not pay these service fees on shares purchased directly. In addition to payments made directly to financial intermediaries by the Fund, the Adviser or its affiliates may, at their own expense, pay financial intermediaries for these and other services to Fund shareholders, as described in the section below.

PAYMENTS TO FINANCIAL INTERMEDIARIES

From time to time, the Adviser and/or its affiliates, at their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support. These payments may be in addition to any shareholder servicing payments that are reflected in the fees and expenses listed in the fee table section of this prospectus. These payments are sometimes characterized as "revenue sharing" payments and are made out of the Adviser's and/or its affiliates' own legitimate profits or other resources, and are not paid by the Fund. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annu-

ity) programs. In addition, financial intermediaries may receive payments for making shares of the Fund available to their customers or registered representatives, including providing the Fund with "shelf space," placing it on a preferred or recommended fund list, or promoting the Fund in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries. For more information please see "Payments to Financial Intermediaries" in the Fund's Statement of Additional Information.

The level of payments to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary's relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the net asset value or price of the Fund's shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders, as well as information about any fees and/or commissions it charges.

DIVIDENDS AND DISTRIBUTIONS

The Fund declares dividends daily and distributes its net investment income monthly. The Fund makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on the Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund, or your investment professional or institution, in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE, AND LOCAL INCOME TAXES. Below is a summary of some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

The Fund will distribute substantially all of its net investment income and its net realized capital gains, if any, at least annually. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. The Fund's net investment income and short-term capital gains are distributed as dividends and are taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains, regardless of how long you have held your shares in the Fund. Distributions you receive from the Fund may be taxable whether or not you reinvest them.

Some or all of the distributions from a mutual fund may be treated as "qualified dividend income," taxable to individuals at the maximum federal tax rate of 15% (5% for individuals in lower tax brackets). A distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations. Under current law, the lower tax rates applicable to qualified dividend income will not apply in taxable years beginning after December 31, 2010. Because the Fund does not expect to receive dividend income, you should not expect to receive any distributions that qualify as qualified dividend income.

Each sale of Fund shares may be a taxable event. Although the stable share price is not guaranteed, because the Fund expects to maintain a $1.00 NAV, you should not expect to realize any gain or loss on the sale of your Fund shares. The gain or loss on the sale of Fund shares generally will be treated as short term capital gain or loss if you held the shares for 12 months or less or long term capital gain or loss, if you held the shares for longer.

The Fund intends to distribute primarily ordinary income. A significant amount of this income may consist of interest earned on U.S. government obligations. Many states grant tax-free status to dividends paid from interest earned on direct obligations of the U.S. government, subject to certain restrictions.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS

The table that follows presents performance information about the Institutional Sweep Class Shares of the Fund. This information is intended to help you understand the Fund's financial performance for the past five fiscal years. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions. The information provided below for the fiscal years ended January 31, 2006, January 31, 2007 and January 31, 2008 has been derived from the Fund's financial statements, which have been audited by Ernst & Young LLP, independent registered public accounting firm of the Fund. The information for prior periods has been audited by predecessor independent registered public accounting firms. The financial statements and the unqualified opinion of Ernst & Young are included in the Annual Report of the Fund, which is available upon request by calling the Fund at 1-800-738-2625, extension 77966.

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
FOR THE YEARS ENDED JANUARY 31,

             Net                    Net Realized                  Dividends   Distributions
            Asset                        and           Total        from          from           Total
            Value,        Net        Unrealized        from          Net           Net          Dividends
          Beginning   Investment   Gains (Losses)   Investment   Investment      Realized          and
           of Year      Income     on Investments   Operations     Income         Gains       Distributions
-----------------------------------------------------------------------------------------------------------
TREASURY SECURITIES MONEY MARKET FUND
INSTITUTIONAL SWEEP CLASS SHARES
2008        $ 1.00     $ 0.04          $ --          $ 0.04      $ (0.04)         $ --          $ (0.04)
2007          1.00       0.04            --            0.04        (0.04)           --            (0.04)
2006          1.00       0.02            --            0.02        (0.02)           --            (0.02)
2005          1.00       0.01            --            0.01        (0.01)           --            (0.01)
2004          1.00         --(1)         --              --(1)        --(1)         --               --(1)

                                                                  Ratio of       Ratio of
             Net                         Net                      Expenses         Net
            Asset                      Assets,       Ratio of    to Average     Investment
            Value,                       End         Expenses    Net Assets       Income        Portfolio
             End         Total         of Year      to Average   (Excluding     to Average       Turnover
           of Year      Return          (000)       Net Assets    Waivers)      Net Assets         Rate
-----------------------------------------------------------------------------------------------------------
TREASURY SECURITIES MONEY MARKET FUND
INSTITUTIONAL SWEEP CLASS SHARES
2008        $ 1.00       3.84%        $ 95,701         0.83%        0.85%         3.81%            n/a
2007          1.00       4.18          142,981         0.83         0.89          4.08             n/a
2006          1.00       2.42          142,571         0.83         0.90          2.42             n/a
2005          1.00       0.56          136,022         0.83         0.89          0.64             n/a
2004          1.00       0.22           48,082         0.83         0.93          0.23             n/a

(1)   Amount represents less than $0.01 per share.

Amounts designated as "--" are either $0 or have been rounded to $0.

                                 HANCOCK HORIZON
                                 FAMILY OF FUNDS

                               INVESTMENT ADVISER
                               Horizon Advisers
                          One Hancock Plaza, 3rd Floor
                                  P.O. Box 4019
                          Gulfport, Mississippi 39502

                                   DISTRIBUTOR
                        SEI Investments Distribution Co.
                            One Freedom Valley Drive
                            Oaks, Pennsylvania 19456

                                  LEGAL COUNSEL
                           Morgan, Lewis & Bockius LLP

          More information about the Fund is available, without charge, through the following:

                 STATEMENT OF ADDITIONAL INFORMATION (THE "SAI")

         The SAI includes detailed information about the Hancock Horizon Family of Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

                         ANNUAL AND SEMI-ANNUAL REPORTS

       These reports contain information from the Fund's portfolio manager about strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain more information about the Fund's holdings and detailed financial information about the Fund.

                 TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT,
                              OR MORE INFORMATION:

               BY TELEPHONE: Call 1-800-738-2625, extension 77966

                            BY MAIL: Write to us at:
                              Hancock Horizon Funds
                         2600 Citiplace Drive, Suite 100
                          Baton Rouge, Louisiana 70808

                    BY INTERNET: WWW.HANCOCKHORIZONFUNDS.COM

           FROM THE SEC: You can also obtain the SAI or the Annual and
      Semi-Annual reports, as well as other information about The Advisors'
       Inner Circle Fund II, from the EDGAR Database on the SEC's website
      ("HTTP://WWW.SEC.GOV"). You may review and copy documents at the SEC
    Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: PUBLICINFO@SEC.GOV.

          The Advisors' Inner Circle Fund II's Investment Company Act
                        registration number is 811-07102.

                                                                 HHF-PS-003-0100

--------------------------------------------------------------------------------

                               WALL STREET SAVVY,
                                  MAIN STREET TOUCH.

                                     [LOGO]
                              HANCOCK HORIZON FUNDS

                    FOR MORE INFORMATION CALL 1.800.738.2625
                           WWW.HANCOCKHORIZONFUNDS.COM

                                   PROSPECTUS

                                [GRAPHIC OMITTED]

                         HANCOCK HORIZON FAMILY OF FUNDS

                                  MAY 31, 2008

                      Treasury Securities Money Market Fund

                                 CLASS A SHARES

                                   ADVISED BY
                                Horizon Advisers
                  (an unincorporated division of Hancock Bank)

               The U.S. Securities and Exchange Commission has not
             approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                       The Advisors' Inner Circle Fund II

--------------------------------------------------------------------------------

ABOUT THIS PROSPECTUS

The Hancock Horizon Family of Funds is a mutual fund family that offers different classes of shares in separate investment portfolios that have individual investment goals and strategies. This prospectus gives you important information about Class A Shares of the Treasury Securities Money Market Fund (the "Fund") that you should know before investing. Please read this prospectus and keep it for future reference.

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. FOR MORE DETAILED INFORMATION ABOUT THE FUND, PLEASE SEE:


                                                                           Page
FUND SUMMARY                                                                  1

PRINCIPAL INVESTMENT STRATEGY                                                 1

PRINCIPAL RISKS                                                               1

PERFORMANCE INFORMATION                                                       1

FUND FEES AND EXPENSES                                                        2

MORE INFORMATION ABOUT RISK                                                   3

MORE INFORMATION ABOUT FUND INVESTMENTS                                       3

INFORMATION ABOUT PORTFOLIO HOLDINGS                                          3

INVESTMENT ADVISER                                                            3

PORTFOLIO MANAGER                                                             4

PURCHASING, SELLING AND EXCHANGING FUND SHARES                                4

DISTRIBUTION OF FUND SHARES                                                   7

OTHER POLICIES                                                                7

SHAREHOLDER SERVICING ARRANGEMENTS                                            8

PAYMENTS TO FINANCIAL INTERMEDIARIES                                          8

DIVIDENDS AND DISTRIBUTIONS                                                   9

TAXES                                                                         9

FINANCIAL HIGHLIGHTS                                                         10

HOW TO OBTAIN MORE INFORMATION ABOUT THE
HANCOCK HORIZON FAMILY OF FUNDS                                      BACK COVER

TREASURY SECURITIES MONEY MARKET FUND

FUND SUMMARY

INVESTMENT GOAL Preserve principal value and maintain a high degree of liquidity while providing current income

--------------------------------------------------------------------------------
INVESTMENT FOCUS Money market instruments issued by the U.S. Treasury
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY As a money market fund, the Fund seeks to maintain a stable share price of $1.00
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY Invest exclusively in short-term obligations of the U.S. Treasury and repurchase agreements involving such obligations
--------------------------------------------------------------------------------
INVESTOR PROFILE Conservative investors who want to receive current income through a liquid investment
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGY

The Fund invests exclusively in short-term money market instruments issued by the U.S. Treasury and backed by its full faith and credit, and repurchase agreements involving such obligations.

The Fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"), which governs the operations of money market funds. Accordingly, the Fund will have an average dollar-weighted maturity of 90 days or less, and will only acquire securities that have a remaining maturity of 397 days (about 13 months) or less, at the time of purchase. Horizon Advisers (the "Adviser") actively adjusts the average maturity of the Fund in response to its outlook on the various economic factors which influence the market for short-term fixed income instruments and future interest rate predictions.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY. In addition, although a money market fund seeks to keep a constant price per share of $1.00, you may lose money by investing in the Fund.

Although the Fund's U.S. Treasury securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Accordingly, an investment in the Fund is subject to income risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PERFORMANCE INFORMATION

The following bar chart and performance table illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS HOW THE PERFORMANCE OF THE FUND'S CLASS A SHARES HAS VARIED FROM CALENDAR YEAR TO CALENDAR YEAR.*

                                   [BAR CHART]

2001        2002         2003        2004         2005         2006        2007
--------------------------------------------------------------------------------
2.85%       0.61%        0.08%       0.29%        2.01%        3.81%       3.75%


BEST QUARTER              WORST QUARTER
    1.10%                     0.01%
 (03/31/01)                 (03/31/04)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S PERFORMANCE FROM 1/1/08 TO 3/31/08 WAS 0.41%.

Call 1-800-738-2625, extension 77966, for the Fund's current 7-day yield.

AVERAGE ANNUAL TOTAL RETURNS

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2007 TO THOSE OF THE IMONEYNET, INC. U.S. TREASURY & REPO AVERAGE.

TREASURY SECURITIES                                                   SINCE
MONEY MARKET FUND -                                                 INCEPTION
CLASS A SHARES                                1 YEAR   5 YEARS   (MAY 31, 2000)
--------------------------------------------------------------------------------
FUND RETURNS                                   3.75%    1.98%         2.18%
IMONEYNET, INC.
U.S. TREASURY &
REPO AVERAGE                                   4.20%    2.36%         2.59%

--------------------------------------------------------------------------------

SIMPLY SPEAKING...

WHAT IS AN AVERAGE?

AN AVERAGE IS A COMPOSITE OF MUTUAL FUNDS WITH SIMILAR INVESTMENT GOALS. YOU CANNOT INVEST DIRECTLY IN AN AVERAGE. THE IMONEYNET, INC. U.S. TREASURY & REPO AVERAGE IS A COMPOSITE OF MUTUAL FUNDS WITH INVESTMENT GOALS SIMILAR TO THE FUND. IMONEYNET, INC., FORMERLY IBC FINANCIAL DATA, IS THE LEADING PROVIDER OF INFORMATION ON MONEY MARKET MUTUAL FUNDS. THE NUMBER OF FUNDS IN THE IMONEYNET, INC. U.S. TREASURY & REPO AVERAGE VARIES.

--------------------------------------------------------------------------------

FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD CLASS A SHARES OF THE FUND.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                                 CLASS A SHARES
--------------------------------------------------------------------------------
Investment Advisory Fees                                              0.40%
Distribution (12b-1) Fees                                             0.25%
Other Expenses*                                                       0.44%
                                                                     -----
Total Annual Fund Operating Expenses                                  1.09%
Less Fee Waivers and Expense Reimbursements                          (0.01)%
                                                                     -----
Net Expenses**                                                        1.08%

 *    OTHER EXPENSES INCLUDE SHAREHOLDER SERVICE FEES.

** THE ADVISER HAS CONTRACTUALLY AGREED TO REDUCE ITS FEES AND REIMBURSE EXPENSES IN ORDER TO KEEP NET EXPENSES (EXCLUDING INTEREST, TAXES, BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) FROM EXCEEDING 1.08% OF THE FUND'S AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES UNTIL MAY 31, 2009.

For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in Class A Shares of the Fund would be:

1 YEAR                3 YEARS              5 YEARS               10 YEARS
 $110                   $346                 $600                 $1,328

MORE INFORMATION ABOUT RISK

The Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

The Fund has an investment goal and strategies for reaching that goal. The Adviser invests the Fund's assets in a way that it believes will help the Fund achieve its goal. Still, investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in the Fund, just as you could with similar investments. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY.

FIXED INCOME RISK -- The market values of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

MORE INFORMATION ABOUT FUND INVESTMENTS

This prospectus describes the Fund's primary strategies, and the Fund will normally invest in the types of securities described in this prospectus. In addition to the investments and strategies described in this prospectus, the Fund also may invest to a lesser extent in other securities, use other strategies and engage in other investment practices that are not part of its principal investment strategy. These investments and strategies, as well as those described in this prospectus, are described in detail in the Fund's Statement of Additional Information (for information on how to obtain a copy of the Fund's Statement of Additional Information see the back cover of this prospectus). Of course, there is no guarantee that the Fund will achieve its investment goal.

INFORMATION ABOUT PORTFOLIO HOLDINGS

The Fund generally publishes a complete list of its portfolio holdings on a monthly basis, as of the end of the previous month. For example, the Fund's investments as of the end of January would ordinarily be published at the end of February. The Fund also publishes a list of its ten largest portfolio holdings, and the percentage of the Fund's assets that each of these holdings represents, on a monthly basis, ten (10) days after the end of the month. The portfolio information described above can be found on the internet at HTTP://SEI2FUNDS.SEIC.COM/HORIZON. The information will generally remain available until replaced by new portfolio holdings information as described above. The Fund's investment adviser may exclude any portion of the Fund's portfolio holdings from publication when deemed to be in the best interest of the Fund. Please consult the Fund's Statement of Additional Information for a full description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.



INVESTMENT ADVISER

The Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program. The Trust's Board of Trustees supervises the investment adviser and establishes policies that the Adviser must follow in its management activities.

Horizon Advisers, an unincorporated division of Hancock Bank, serves as the investment adviser to the Fund. Hancock Bank is headquartered in Gulfport, Mississippi and has provided banking, trust and financial services to individuals and businesses since 1899. As of March 31, 2008, the Adviser managed approximately $1 billion in assets while the Adviser and Hancock Bank managed approximately $2.7 billion in assets. For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly at an annual rate of 0.40% based on the average daily net assets of the Fund. For the fiscal year ended January 31, 2008, the Adviser received advisory fees (after reductions) for the Fund as a percentage of average daily net assets of 0.39%.

The Adviser has contractually agreed to reduce its fees and reimburse expenses in order to keep Net Expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) from exceeding 1.08% of the Fund's average daily net assets of the Class A Shares until May 31, 2009.

A discussion regarding the basis for the Board's May 2007 approval of the Fund's investment advisory agreement is available in the Fund's July 31, 2007 Semi-Annual Report to Shareholders, which covers the period from February 1, 2007 to July 31, 2007.

PORTFOLIO MANAGER

Jeffery Tanguis serves as Director of Fixed Income of the Adviser and is responsible for the day-to-day management of the Fund. He is also responsible for the management of the Hancock Horizon Strategic Income Bond Fund and the Hancock Horizon Prime Money Market Fund, which are offered in separate prospectuses. Prior to joining Hancock Bank in 2005, Mr. Tanguis served as the Senior Fixed Income Manager at Hibernia National Bank from 1987 to 2005. He has more than 21 years of investment experience.

The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed and ownership of Fund shares.

ADDITIONAL COMPENSATION

Hancock Bank and its affiliates may act as fiduciary or provide services in various non-fiduciary capacities with respect to plans subject to the Employee Retirement Income Security Act of 1974 ("ERISA") and other trust and agency accounts that invest in the Fund. Hancock Bank and its affiliates also may receive compensation for providing services to the Fund in cases where the compensation is not duplicative of the compensation those ERISA accounts pay for fiduciary and non-fiduciary services. Hancock Bank and its affiliates also may receive compensation in connection with the following:

CUSTODY SERVICES. Hancock Bank serves as custodian to the Fund, and for such services is paid an annual fee, payable from the Fund's assets, of 0.03% of the Fund's average daily net assets.

DISTRIBUTION AND SERVICING (12b-1) FEES. To the extent that Class A Shares are held through Hancock Bank or any of its affiliates providing custodial, brokerage or investment-related services, including Hancock Investment Services, Inc. ("H.I.S., Inc."), those entities may receive the distribution and servicing fees, payable from the Fund's assets, applicable to that class of shares.

H.I.S., Inc., member Financial Industry Regulatory Authority ("FINRA") and SIPC, is a wholly-owned brokerage subsidiary of Hancock Bank.

TRANSFER AGENCY SERVICES. Hancock Bank serves as the transfer agent and dividend disbursing agent for the Fund. For providing these services, Hancock Bank is paid an annual fee of $20,000 per class for the first ten classes and $17,500 per class for any additional classes.

SHAREHOLDER SERVICING FEES. To the extent that Class A Shares are held through Hancock Bank or any of its affiliates providing custodial, brokerage or investment-related services, including H.I.S., Inc., those entities may receive shareholder servicing fees, payable from the Fund's assets, of up to 0.25% of the Fund's average daily net assets attributable to Class A Shares.

PURCHASING, SELLING AND EXCHANGING FUND SHARES

This section tells you how to purchase, sell (sometimes called "redeem") and exchange Class A Shares of the Fund. The Fund offers Class A Shares only to investment professionals and financial institutions investing for their own or their customers' accounts.

The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Adviser for more information.

HOW TO PURCHASE FUND SHARES

You may purchase shares on any day that Hancock Bank and either the New York Stock Exchange (the "NYSE") or the Federal Reserve are open for business (a "Business Day").

The price per share (the offering price) will be the net asset value per share ("NAV") next determined after the Fund receives your purchase order in proper form. "Proper form" means that the Fund was provided a complete and signed account application, including the investor's social security number, tax identification number, and other identification required by law or regulation.

The Fund calculates its NAV once each Business Day as of 12:00 p.m., Eastern Time. For you to be eligible to receive dividends declared on the day you submit your purchase order, the Fund must receive your order and federal funds (readily available funds) in proper form before 12:00 p.m., Eastern Time. If the NYSE closes early - such as on days in advance of certain holidays - the Fund reserves the right to calculate NAV as of the earlier closing time. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

You may buy or sell shares of the Fund through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers ("authorized institutions"). When you purchase or sell Fund shares through certain authorized institutions (rather than directly from the Fund), you may have to transmit your purchase and sale requests to these authorized institutions at an earlier time for your transaction to become effective that day. This allows these authorized institutions time to process your requests and transmit them to the Fund. Your authorized institution is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Fund on time.

Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to accept purchase and redemption requests for Fund shares. These requests are executed at the NAV next determined after the intermediary receives the request if transmitted to the Fund in accordance with the Fund's procedures and applicable law. These authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses.

If you deal directly with a financial intermediary or an authorized institution, you will have to follow their procedures for transacting with the Fund. For more information about how to purchase or sell Fund shares through a financial intermediary or an authorized institution, you should contact them directly. Investors may be charged a fee for purchase and/or redemption transactions effectuated through certain financial intermediaries and authorized institutions.

HOW THE FUND CALCULATES NAV

NAV for one Fund share is the value of that share's portion of the net assets of the Fund.

The Fund generally calculates its NAV using the amortized cost method of valuation, to account for any premiums or discounts above or below the face value of any securities that it buys, which is described in detail in the Statement of Additional Information. If it is determined that this method is unreliable during certain market conditions or for other reasons, fair value prices for the Fund's securities may be determined in good faith using procedures approved by the Board of Trustees. The Fund's NAV will normally be at $1.00 per share.

MINIMUM PURCHASES

To purchase Class A Shares of the Fund for the first time, you must invest at least $1,000. Your subsequent investments in the Fund must be made in amounts of at least $50. The Fund may accept investments of smaller amounts in its sole discretion.

For Hancock Bank customers investing in Class A Shares of the Fund through a cash management account, Hancock Bank may require cash management account customers to maintain minimum banking account levels in order to participate in the cash management account program. The minimum levels are subject to the terms of your cash management account agreement with Hancock Bank. In general, however, if your banking account falls below the minimum amount, your shares in the Fund may be redeemed or you may be charged additional fees.

HOW TO SELL YOUR FUND SHARES

If you own your shares through an account with an investment professional or other institution, contact that investment professional or institution to sell your shares. Your investment professional or institution may charge a fee for its services, in addition to the fees charged by the Fund.

The sale price of each share will be the NAV next determined after the Fund receives your request.

RECEIVING YOUR MONEY

Normally, the Fund will send your sale proceeds within seven Business Days after the Fund receives your request. Your proceeds can be wired to your bank account or sent to you by check. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH AUTOMATED CLEARING HOUSE ("ACH"), REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED OR THE ACH TRANSACTION HAS BEEN COMPLETED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

REDEMPTIONS IN KIND

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of the Fund's remaining shareholders the Fund might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were, you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you will continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until you sell them.

INVOLUNTARY SALES OF YOUR SHARES

If your account balance drops below $1,000 or the minimum level required by your cash management agreement, you may be required to sell your shares. The Fund will generally provide at least 60 days' written notice to allow you sufficient time to add to your account and avoid the involuntary redemption of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Fund may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or as otherwise permitted by the U.S. Securities and Exchange Commission (the "SEC"). More information about this is in the Fund's Statement of Additional Information.

HOW TO EXCHANGE YOUR SHARES

You may exchange Class A Shares of any Hancock Horizon Fund for Class A Shares of any other Hancock Horizon Fund. You may exchange shares on any Business Day through your financial institution by mail or telephone. Exchange requests must be for an amount of at least $1,000.

If you exchange shares that you purchased without a sales charge or with a lower sales charge into a Fund with a sales charge or with a higher sales charge, the exchange is subject to an incremental sales charge (e.g., the difference between the lower and higher applicable sales charges). If you exchange shares into a fund with the same, lower or no sales charge there is no incremental sales charge for the exchange.

IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK HAS CLEARED OR THE ACH TRANSACTION HAS BEEN COMPLETED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE). This exchange privilege may be changed or canceled at any time upon 30 days' notice.

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request.

TELEPHONE TRANSACTIONS

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions it reasonably believes to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

DISTRIBUTION OF FUND SHARES

The Fund has adopted a distribution plan that allows Class A Shares of the Fund to pay distribution and service fees for the sale and distribution of its shares, and for services provided to shareholders. Because these fees are paid out of the Fund's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Distribution fees for Class A Shares, as a maximum annual percentage of the Fund's average daily net assets, are 0.25%.

OTHER POLICIES

MARKET TIMING POLICIES AND PROCEDURES

The Fund is a money market fund and seeks to provide a high degree of liquidity, current income and a stable net asset value of $1.00 per share. The Fund is designed to serve as a short-term cash equivalent investment for shareholders and, therefore, expects shareholders to engage in frequent purchases and redemptions. Because of the inherently liquid nature of the Fund's investments, and money market instruments in general, and the Fund's intended purpose to serve as a short-term investment vehicle for shareholders, the Fund's Adviser has informed the Board of Trustees that it believes that it would not be in shareholders' best interests to place any limitations on the frequency of shareholder purchases and redemptions into and out of the Fund. As a result, the Board has not adopted a Fund policy and procedures with respect to frequent purchases and redemptions.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Fund for their customers through which transactions are placed. In accordance with Rule 22c-2 under the 1940 Act, the Fund has entered into information sharing agreements with certain financial intermediaries. Under these agreements, a financial intermediary is obligated to: (1) enforce during the term of the agreement, the Fund's market-timing policy; (2) furnish the Fund, upon its request, with information regarding customer trading activities in shares of the Fund; and (3) enforce the Fund's market-timing policy with respect to customers identified by the Fund as having engaged in market timing. When information regarding transactions in the Fund's shares is requested by the Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an "indirect intermediary"), any financial intermediary with whom the Fund has an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Fund, to restrict or prohibit the indirect intermediary from purchasing shares of the Fund on behalf of other persons. Please contact your financial intermediary for more information.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Fund will ask your name, address, date of birth, and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Fund is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a reasonable timeframe established in the sole discretion of the Fund, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the NAV next determined.

However, the Fund reserves the right to close or liquidate your account at the then-current day's price and remit proceeds to you via check if it is unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Fund (generally, 3 business days). Further, the Fund reserves the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Fund's overall obligation to deter money laundering under federal law. The Fund has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

SHAREHOLDER SERVICING ARRANGEMENTS

The Fund may compensate financial intermediaries for providing a variety of services to shareholders. Financial intermediaries include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates. This section and the following section briefly describe how financial intermediaries may be paid for providing these services.

The Fund generally pays financial intermediaries a fee that is based on the assets of the Fund that are attributable to investments by customers of the financial intermediary. The services for which financial intermediaries are compensated may include record-keeping, transaction processing for shareholders' accounts and other shareholder services. In addition to these payments, your financial intermediary may charge you account fees, transaction fees for buying or redeeming shares of the Fund, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request.

The Fund has adopted a shareholder servicing plan that provides that the Fund may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.25% based on average daily net assets. The Fund does not pay these service fees on shares purchased directly. In addition to payments made directly to financial intermediaries by the Fund, the Adviser or its affiliates may, at their own expense, pay financial intermediaries for these and other services to Fund shareholders, as described in the section below.

PAYMENTS TO FINANCIAL INTERMEDIARIES

From time to time, the Adviser and/or its affiliates, at their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support. These payments may be in addition to any Rule 12b-1 fees and/or shareholder servicing payments that are reflected in the fees and expenses listed in the fee table section of this prospectus. These payments are sometimes characterized as "revenue sharing" payments and are made out of the Adviser's and/or its affiliates' own legitimate profits or other resources, and are not paid by the Fund. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Fund available to their customers or registered representatives, including providing the Fund with "shelf space," placing it on a preferred or recommended fund list, or promoting the Fund in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries. For more information please see "Payments to Financial Intermediaries" in the Fund's Statement of Additional Information.

The level of payments to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary's relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the net asset value or price of the Fund's shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders, as well as information about any fees and/or commissions it charges.

DIVIDENDS AND DISTRIBUTIONS

The Fund declares dividends daily and distributes its net investment income monthly. The Fund makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on the Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund, or your investment professional or institution, in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE, AND LOCAL INCOME TAXES. Below is a summary of some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

The Fund will distribute substantially all of its net investment income and its net realized capital gains, if any, at least annually. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. The Fund's net investment income and short-term capital gains are distributed as dividends and are taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains, regardless of how long you have held your shares in the Fund. Distributions you receive from the Fund may be taxable whether or not you reinvest them.

Some or all of the distributions from a mutual fund may be treated as "qualified dividend income," taxable to individuals at the maximum federal tax rate of 15% (5% for individuals in lower tax brackets). A distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations. Under current law, the lower tax rates applicable to qualified dividend income will not apply in taxable years beginning after December 31, 2010. Because the Fund does not expect to receive dividend income, you should not expect to receive any distributions that qualify as qualified dividend income.

Each sale or exchange of Fund shares may be a taxable event. Although the stable share price is not guaranteed, because the Fund expects to maintain a $1.00 NAV, you should not expect to realize any gain or loss on the sale of your Fund shares. For tax purposes, an exchange of Fund shares for shares of another Fund is the same as a sale. The gain or loss on the sale or exchange of Fund shares generally will be treated as short term capital gain or loss if you held the shares for 12 months or less or long term capital gain or loss, if you held the shares for longer.

The Fund intends to distribute primarily ordinary income. A significant amount of this income may consist of interest earned on U.S. government obligations. Many states grant tax-free status to dividends paid from interest earned on direct obligations of the U.S. government, subject to certain restrictions.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS

The table that follows presents performance information about Class A Shares of the Fund. This information is intended to help you understand the Fund's financial performance for the past five fiscal years. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions. The information provided below for the fiscal years ended January 31, 2006, January 31, 2007 and January 31, 2008 has been derived from the Fund's financial statements, which have been audited by Ernst & Young LLP, independent registered public accounting firm of the Fund. The information for prior periods has been audited by predecessor independent registered public accounting firms. The financial statements and the unqualified opinion of Ernst & Young LLP are included in the Annual Report of the Fund, which is available upon request by calling the Fund at 1-800-738-2625, extension 77966.

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
FOR THE YEARS ENDED JANUARY 31,

          Net                    Net Realized                  Dividends   Distributions
         Asset                       and           Total         from          from            Total
         Value,       Net         Unrealized        from          Net           Net          Dividends
       Beginning   Investment   Gains (Losses)   Investment   Investment     Realized           and
        of Year      Income     on Investments   Operations     Income         Gains       Distributions
--------------------------------------------------------------------------------------------------------
TREASURY SECURITIES MONEY MARKET FUND
CLASS A SHARES
2008     $ 1.00      $ 0.04          $  --         $  0.04     $ (0.04)        $  --         $  (0.04)
2007       1.00        0.04             --            0.04       (0.04)           --            (0.04)
2006       1.00        0.02             --            0.02       (0.02)           --            (0.02)
2005       1.00          --(1)          --              --(1)       --(1)         --               --(1)
2004       1.00          --(1)          --              --(1)       --(1)         --               --(1)

                                                    Ratio of      Ratio of
         Net                 Net                    Expenses        Net
        Asset              Assets,     Ratio of    to Average   Investment
        Value,               End       Expenses    Net Assets     Income     Portfolio
         End      Total    of Year    to Average   (Excluding   to Average   Turnover
       of Year   Return     (000)     Net Assets    Waivers)    Net Assets     Rate
--------------------------------------------------------------------------------------
TREASURY SECURITIES MONEY MARKET FUND
CLASS A SHARES
2008    $ 1.00    3.58%   $ 336,081      1.08%        1.09%        3.48%        n/a
2007      1.00    3.92      280,371      1.08         1.14         3.90         n/a
2006      1.00    2.17      143,990      1.08         1.15         2.15         n/a
2005      1.00    0.37      112,162      1.03         1.14         0.43         n/a
2004      1.00    0.07      105,234      0.98         1.08         0.07         n/a

(1)   Amount represents less than $0.01 per share.

Amounts designated as "--" are either $0 or have been rounded to $0.

                                 HANCOCK HORIZON
                                 FAMILY OF FUNDS

                               INVESTMENT ADVISER
                                Horizon Advisers
                          One Hancock Plaza, 3rd Floor
                                  P.O. Box 4019
                           Gulfport, Mississippi 39502

                                   DISTRIBUTOR
                        SEI Investments Distribution Co.
                            One Freedom Valley Drive
                            Oaks, Pennsylvania 19456

                                  LEGAL COUNSEL
                           Morgan, Lewis & Bockius LLP

          More information about the Fund is available, without charge, through the following:

                 STATEMENT OF ADDITIONAL INFORMATION (THE "SAI")

         The SAI includes detailed information about the Hancock Horizon Family of Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

                         ANNUAL AND SEMI-ANNUAL REPORTS

       These reports contain information from the Fund's portfolio manager about strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain more information about the Fund's holdings and detailed financial information about the Fund.

                 TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT,
                              OR MORE INFORMATION:

               BY TELEPHONE: Call 1-800-738-2625, extension 77966

                            BY MAIL: Write to us at:
                              Hancock Horizon Funds
                         2600 Citiplace Drive, Suite 100
                          Baton Rouge, Louisiana 70808

                    BY INTERNET: WWW.HANCOCKHORIZONFUNDS.COM

           FROM THE SEC: You can also obtain the SAI or the Annual and
      Semi-Annual reports, as well as other information about The Advisors'
       Inner Circle Fund II, from the EDGAR Database on the SEC's website
      ("HTTP://WWW.SEC.GOV"). You may review and copy documents at the SEC
     Public Reference Room in Washington, DC (for information on the opera-tion of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: PUBLICINFO@SEC.GOV.

           The Advisors' Inner Circle Fund II's Investment Company Act
                        registration number is 811-07102.

                                                                 HHF-PS-004-0100

--------------------------------------------------------------------------------

                               WALL STREET SAVVY,
                                  MAIN STREET TOUCH.

                                     [LOGO]
                              HANCOCK HORIZON FUNDS

                    FOR MORE INFORMATION CALL 1.800.738.2625
                           WWW.HANCOCKHORIZONFUNDS.COM

                                   PROSPECTUS

                                [GRAPHIC OMITTED]

                         HANCOCK HORIZON FAMILY OF FUNDS

                                  MAY 31, 2008

                      Treasury Securities Money Market Fund

                               TRUST CLASS SHARES

                                   ADVISED BY
                                Horizon Advisers
                  (an unincorporated division of Hancock Bank)

               The U.S. Securities and Exchange Commission has not
             approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                       The Advisors' Inner Circle Fund II

--------------------------------------------------------------------------------

ABOUT THIS PROSPECTUS

The Hancock Horizon Family of Funds is a mutual fund family that offers different classes of shares in separate investment portfolios that have individual investment goals and strategies. This prospectus gives you important information about Trust Class Shares of the Treasury Securities Money Market Fund (the "Fund") that you should know before investing. Please read this prospectus and keep it for future reference.

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. FOR MORE DETAILED INFORMATION ABOUT THE FUND, PLEASE SEE:

                                                                           Page
FUND SUMMARY                                                                  1

PRINCIPAL INVESTMENT STRATEGY                                                 1

PRINCIPAL RISKS                                                               1

PERFORMANCE INFORMATION                                                       1

FUND FEES AND EXPENSES                                                        2

MORE INFORMATION ABOUT RISK                                                   3

MORE INFORMATION ABOUT FUND INVESTMENTS                                       3

INFORMATION ABOUT PORTFOLIO HOLDINGS                                          3

INVESTMENT ADVISER                                                            3

PORTFOLIO MANAGER                                                             4

PURCHASING, SELLING AND EXCHANGING FUND SHARES                                4

OTHER POLICIES                                                                6

SHAREHOLDER SERVICING ARRANGEMENTS                                            7

PAYMENTS TO FINANCIAL INTERMEDIARIES                                          7

DIVIDENDS AND DISTRIBUTIONS                                                   8

TAXES                                                                         8

FINANCIAL HIGHLIGHTS                                                         10

HOW TO OBTAIN MORE INFORMATION ABOUT THE
HANCOCK HORIZON FAMILY OF FUNDS                                      BACK COVER

TREASURY SECURITIES MONEY MARKET FUND

FUND SUMMARY

INVESTMENT GOAL Preserve principal value and maintain a high degree of liquidity while providing current income
--------------------------------------------------------------------------------
INVESTMENT FOCUS Money market instruments issued by the U.S. Treasury
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY As a money market fund, the Fund seeks to maintain a stable share price of $1.00
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY Invest exclusively in short-term obligations of the U.S. Treasury and repurchase agreements involving such obligations
--------------------------------------------------------------------------------
INVESTOR PROFILE Conservative investors who want to receive current income through a liquid investment
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGY

The Fund invests exclusively in short-term money market instruments issued by the U.S. Treasury and backed by its full faith and credit, and repurchase agreements involving such obligations.

The Fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"), which governs the operations of money market funds. Accordingly, the Fund will have an average dollar-weighted maturity of 90 days or less, and will only acquire securities that have a remaining maturity of 397 days (about 13 months) or less, at the time of purchase. Horizon Advisers (the "Adviser") actively adjusts the average maturity of the Fund in response to its outlook on the various economic factors which influence the market for short-term fixed income instruments and future interest rate predictions.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY. In addition, although a money market fund seeks to keep a constant price per share of $1.00, you may lose money by investing in the Fund.

Although the Fund's U.S. Treasury securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Accordingly, an investment in the Fund is subject to income risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PERFORMANCE INFORMATION

The following bar chart and performance table illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS HOW THE PERFORMANCE OF THE FUND'S TRUST CLASS SHARES HAS VARIED FROM CALENDAR YEAR TO CALENDAR YEAR.*

                                   [BAR CHART]

2001        2002        2003        2004        2005        2006        2007
----        ----        ----        ----        ----        ----        ----
3.36%       1.11%       0.50%       0.72%       2.52%       4.33%       4.27%

BEST QUARTER         WORST QUARTER
   1.22%                 0.10%
 (03/31/01)            (12/31/03)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S PERFORMANCE FROM 1/1/08 TO 3/31/08 WAS 0.53%.

Call 1-800-738-2625, extension 77966, for the Fund's current 7-day yield.

AVERAGE ANNUAL TOTAL RETURNS

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR TRUST CLASS SHARES FOR THE PERIODS ENDED DECEMBER 31, 2007 TO THOSE OF THE IMONEYNET, INC. U.S. TREASURY & REPO AVERAGE.

TREASURY SECURITIES
MONEY MARKET FUND -                                             SINCE INCEPTION
TRUST CLASS SHARES                           1 YEAR   5 YEARS    (MAY 31, 2000)
-------------------------------------------------------------------------------
FUND RETURNS                                  4.27%    2.45%         2.67%
IMONEYNET, INC. U.S. TREASURY &
REPO AVERAGE                                  4.20%    2.36%         2.59%

--------------------------------------------------------------------------------

SIMPLY SPEAKING...

WHAT IS AN AVERAGE?

AN AVERAGE IS A COMPOSITE OF MUTUAL FUNDS WITH SIMILAR INVESTMENT GOALS. YOU CANNOT INVEST DIRECTLY IN AN AVERAGE. THE IMONEYNET, INC. U.S. TREASURY & REPO AVERAGE IS A COMPOSITE OF MUTUAL FUNDS WITH INVESTMENT GOALS SIMILAR TO THE FUND. IMONEYNET, INC., FORMERLY IBC FINANCIAL DATA, IS THE LEADING PROVIDER OF INFORMATION ON MONEY MARKET MUTUAL FUNDS. THE NUMBER OF FUNDS IN THE IMONEYNET, INC. U.S. TREASURY & REPO AVERAGE VARIES.

--------------------------------------------------------------------------------

FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD TRUST CLASS SHARES OF THE FUND.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                                       TRUST
                                                                   CLASS SHARES
-------------------------------------------------------------------------------
Investment Advisory Fees                                              0.40%
Distribution (12b-1) Fees                                             None
Other Expenses                                                        0.19%
                                                                     -----
Total Annual Fund Operating Expenses                                  0.59%
Less Fee Waivers and Expense Reimbursements                          (0.01)%
                                                                     -----
Net Expenses*                                                         0.58%

* THE ADVISER HAS CONTRACTUALLY AGREED TO REDUCE ITS FEES AND REIMBURSE EXPENSES IN ORDER TO KEEP NET EXPENSES (EXCLUDING INTEREST, TAXES, BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) FROM EXCEEDING 0.58% OF THE FUND'S AVERAGE DAILY NET ASSETS OF THE TRUST CLASS SHARES UNTIL MAY 31, 2009.

For more information about Investment Advisory Fees, see "Investment Adviser."

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in Trust Class Shares of the Fund would be:

1 YEAR                3 YEARS                5 YEARS                10 YEARS
 $ 59                  $ 188                  $ 328                  $ 737

MORE INFORMATION ABOUT RISK

The Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

The Fund has an investment goal and strategies for reaching that goal. The investment adviser invests the Fund's assets in a way that it believes will help the Fund achieve its goal. Still, investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. The investment adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the investment adviser does, you could lose money on your investment in the Fund, just as you could with similar investments. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY.

FIXED INCOME RISK -- The market values of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

MORE INFORMATION ABOUT FUND INVESTMENTS

This prospectus describes the Fund's primary strategies, and the Fund will normally invest in the types of securities described in this prospectus. In addition to the investments and strategies described in this prospectus, the Fund also may invest to a lesser extent in other securities, use other strategies and engage in other investment practices that are not part of its principal investment strategy. These investments and strategies, as well as those described in this prospectus, are described in detail in the Fund's Statement of Additional Information (for information on how to obtain a copy of the Fund's Statement of Additional Information see the back cover of this prospectus). Of course, there is no guarantee that the Fund will achieve its investment goal.

INFORMATION ABOUT PORTFOLIO HOLDINGS

The Fund generally publishes a complete list of its portfolio holdings on a monthly basis, as of the end of the previous month. For example, the Fund's investments as of the end of January would ordinarily be published at the end of February. The Fund also publishes a list of its ten largest portfolio holdings, and the percentage of the Fund's assets that each of these holdings represents, on a monthly basis, ten (10) days after the end of the month. The portfolio information described above can be found on the internet at HTTP://SEI2FUNDS.SEIC.COM/HORIZON. The information will generally remain available until replaced by new portfolio holdings information as described above. The Fund's investment adviser may exclude any portion of the Fund's portfolio holdings from publication when deemed to be in the best interest of the Fund. Please consult the Fund's Statement of Additional Information for a full description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.



INVESTMENT ADVISER

The investment adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program. The Trust's Board of Trustees supervises the investment adviser and establishes policies that the Adviser must follow in its management activities.

Horizon Advisers, an unincorporated division of Hancock Bank, serves as the investment adviser to the Fund. Hancock Bank is headquartered in Gulfport, Mississippi and has provided banking, trust and financial services to individuals and businesses since 1899. As of March 31, 2008, the Adviser managed approximately $1 billion in assets while the Adviser and Hancock Bank managed approximately $2.7 billion in assets. For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly at an annual rate of 0.40% based on the average daily net assets of the Fund. For the fiscal year ended January 31, 2008, the Adviser received advisory fees (after fee reductions) for the Fund as a percentage of average daily net assets of 0.39%.

The Adviser has contractually agreed to reduce its fees and reimburse expenses in order to keep Net Expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) from exceeding 0.58% of the Fund's average daily net assets of the Trust Class Shares until May 31, 2009.

A discussion regarding the basis for the Board's May 2007 approval of the Fund's investment advisory agreement is available in the Fund's July 31, 2007 Semi-Annual Report to Shareholders, which covers the period from February 1, 2007 to July 31, 2007.

PORTFOLIO MANAGER

Jeffery Tanguis serves as Director of Fixed Income of the Adviser and is responsible for the day-to-day management of the Fund. He is also responsible for the management of the Hancock Horizon Strategic Income Bond Fund and the Hancock Horizon Prime Money Market Fund, which are offered in separate prospectuses. Prior to joining Hancock Bank in 2005, Mr. Tanguis served as the Senior Fixed Income Manager at Hibernia National Bank from 1987 to 2005. He has more than 21 years of investment experience.

The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed and ownership of Fund shares.

ADDITIONAL COMPENSATION

Hancock Bank and its affiliates may act as fiduciary or provide services in various non-fiduciary capacities with respect to plans subject to the Employee Retirement Income Security Act of 1974 ("ERISA") and other trust and agency accounts that invest in the Fund. Hancock Bank and its affiliates also may receive compensation for providing services to the Fund in cases where the compensation is not duplicative of the compensation those ERISA accounts pay for fiduciary and non-fiduciary services. Hancock Bank and its affiliates also may receive compensation in connection with the following:

CUSTODY SERVICES. Hancock Bank serves as custodian to the Fund, and for such services is paid an annual fee, payable from the Fund's assets, of 0.03% of the Fund's average daily net assets.

TRANSFER AGENCY SERVICES. Hancock Bank serves as the transfer agent and dividend disbursing agent for the Fund. For providing these services, Hancock Bank is paid an annual fee of $20,000 per class for the first ten classes and $17,500 per class for any additional classes.

PURCHASING, SELLING AND EXCHANGING FUND SHARES

This section tells you how to purchase, sell (sometimes called "redeem") and exchange Trust Class Shares of the Fund. The Fund offers Trust Class Shares only to investment professionals and financial institutions investing for their own or their customers' accounts.

The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Adviser for more information.


HOW TO PURCHASE FUND SHARES

You may purchase shares on any day that Hancock Bank and either the New York Stock Exchange (the "NYSE") or the Federal Reserve are open for business (a "Business Day").

The price per share (the offering price) will be the net asset value per share ("NAV") next determined after the Fund receives your purchase order in proper form. "Proper form" means that the Fund was provided a complete and signed account application, including the investor's social security number, tax identification number, and other identification required by law or regulation.

The Fund calculates its NAV once each Business Day as of 12:00 p.m., Eastern Time. So, for you to be eligible to receive dividends declared on the day you submit your purchase order, the Fund must receive your order and federal funds (readily available funds) in proper form before 12:00 p.m., Eastern Time. If the NYSE closes early - such as on days in advance of certain holidays - the Fund reserves the right to calculate NAV as of the earlier closing time. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

You may buy or sell shares of the Fund through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers ("authorized institutions"). When you purchase or sell Fund shares through certain authorized institutions (rather than directly from the Fund), you may have to transmit your purchase and sale requests to these authorized institutions at an earlier time for your transaction to become effective that day. This allows these authorized institutions time to process your requests and transmit them to the Fund. Your authorized institution is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Fund on time.

Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to accept purchase and redemption requests for Fund shares. These requests are executed at the NAV next determined after the intermediary receives the request if transmitted to the Fund in accordance with the Fund's procedures and applicable law. These authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses.

If you deal directly with a financial intermediary or an authorized institution, you will have to follow their procedures for transacting with the Fund. For more information about how to purchase or sell Fund shares through a financial intermediary or an authorized institution, you should contact them directly. Investors may be charged a fee for purchase and/or redemption transactions effectuated through certain financial intermediaries and authorized institutions.

HOW THE FUND CALCULATES NAV

NAV for one Fund share is the value of that share's portion of the net assets of the Fund.

The Fund generally calculates its NAV using the amortized cost method of valuation, to account for any premiums or discounts above or below the face value of any securities that it buys, which is described in detail in the Statement of Additional Information. If it is determined that this method is unreliable during certain market conditions or for other reasons, fair value prices for the Fund's securities may be determined in good faith using procedures approved by the Board of Trustees. The Fund's NAV will normally be at $1.00 per share.

HOW TO SELL YOUR FUND SHARES

If you own your shares through an account with an investment professional or other institution, contact that investment professional or institution to sell your shares. Your investment professional or institution may charge a fee for its services, in addition to the fees charged by the Fund.

The sale price of each share will be the NAV next determined after the Fund receives your request.

RECEIVING YOUR MONEY

Normally, the Fund will send your sale proceeds within seven Business Days after the Fund receives your request. Your proceeds can be wired to your bank account or sent to you by check. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH AUTOMATED CLEARING HOUSE ("ACH"), REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED OR THE ACH TRANSACTION HAS BEEN COMPLETED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

REDEMPTIONS IN KIND

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of the Fund's remaining shareholders the Fund might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were, you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you will continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until you sell them.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Fund may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or as otherwise permitted by the U.S. Securities and Exchange Commission (the "SEC"). More information about this is in the Fund's Statement of Additional Information.

HOW TO EXCHANGE YOUR SHARES

You may exchange Trust Class Shares of any Hancock Horizon Fund for Trust Class Shares of any other Hancock Horizon Fund. You may exchange shares on any Business Day through your financial institution by mail or telephone. Exchange requests must be for an amount of at least $1,000.

IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK HAS CLEARED OR THE ACH TRANSACTION HAS BEEN COMPLETED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE). This exchange privilege may be changed or canceled at any time upon 30 days' notice.

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request.

OTHER POLICIES

MARKET TIMING POLICIES AND PROCEDURES

The Fund is a money market fund and seeks to provide a high degree of liquidity, current income and a stable net asset value of $1.00 per share. The Fund is designed to serve as a short-term cash equivalent investment for shareholders and, therefore, expects shareholders to engage in frequent purchases and redemptions. Because of the inherently liquid nature of the Fund's investments, and money market instruments in general, and the Fund's intended purpose to serve as a short-term investment vehicle for shareholders, the Fund's Adviser has informed the Board of Trustees that it believes that it would not be in shareholders' best interests to place any limitations on the frequency of shareholder purchases and redemptions into and out of the Fund. As a result, the Board has not adopted a Fund policy and procedures with respect to frequent purchases and redemptions.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Fund for their customers through which transactions are placed. In accordance with Rule 22c-2 under the 1940 Act, the Fund has entered into information sharing agreements with certain financial intermediaries. Under these agreements, a financial intermediary is obligated to: (1) enforce during the term of the agreement, the Fund's market-timing policy; (2) furnish the Fund, upon its request, with information regarding customer trading activities in shares of the Fund; and (3) enforce the Fund's market-timing policy with respect to customers identified by the Fund as having engaged in market timing. When information regarding transactions in the Fund's shares is requested by the Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an "indirect intermediary"), any financial intermediary with whom the Fund has an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Fund, to restrict or prohibit the indirect intermediary from purchasing shares of the Fund on behalf of other persons. Please contact your financial intermediary for more information.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Fund will ask your name, address, date of birth, and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Fund is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a reasonable timeframe established in the sole discretion of the Fund, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the NAV next determined.

However, the Fund reserves the right to close or liquidate your account at the then-current day's price and remit proceeds to you via check if it is unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Fund (generally, 3 business days). Further, the Fund reserves the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Fund's overall obligation to deter money laundering under federal law. The Fund has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

SHAREHOLDER SERVICING ARRANGEMENTS

The Fund may compensate financial intermediaries for providing a variety of services to shareholders. Financial intermediaries include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates. This section and the following section briefly describe how financial intermediaries may be paid for providing these services.

The Fund generally pays financial intermediaries a fee that is based on the assets of the Fund that are attributable to investments by customers of the financial intermediary. The services for which financial intermediaries are compensated may include record-keeping, transaction processing for shareholders' accounts and other shareholder services. In addition to these payments, your financial intermediary may charge you account fees, transaction fees for buying or redeeming shares of the Fund, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request. The Fund does not pay these service fees on shares purchased directly. In addition to payments made directly to financial intermediaries by the Fund, the Adviser or its affiliates may, at their own expense, pay financial intermediaries for these and other services to Fund shareholders, as described in the section below.

PAYMENTS TO FINANCIAL INTERMEDIARIES

From time to time, the Adviser and/or its affiliates, at their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support. These payments are sometimes characterized as "revenue sharing" payments and are made out of the Adviser's and/or its affiliates' own legitimate profits or other resources, and are not paid by the Fund. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retire-ment plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Fund available to their customers or registered representatives, including providing the Fund with "shelf space," placing it on a preferred or recommended fund list, or promoting the Fund in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and Financial Industry Regulatory Authority ("FINRA") rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries. For more information please see "Payments to Financial Intermediaries" in the Fund's Statement of Additional Information.

The level of payments to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary's relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the net asset value or price of the Fund's shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders, as well as information about any fees and/or commissions it charges.

DIVIDENDS AND DISTRIBUTIONS

The Fund declares dividends daily and distributes its net investment income monthly. The Fund makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on the Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify your investment professional or institution in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send your investment professional or institution written notice.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE, AND LOCAL INCOME TAXES. Below is a summary of some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

The Fund will distribute substantially all of its net investment income and its net realized capital gains, if any, at least annually. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. The Fund's net investment income and short-term capital gains are distributed as dividends and are taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains, regardless of how long you have held your shares in the Fund. Distributions you receive from the Fund may be taxable whether or not you reinvest them.

Some or all of the distributions from a mutual fund may be treated as "qualified dividend income," taxable to individuals at the maximum federal tax rate of 15% (5% for individuals in lower tax brackets). A distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations. Under current law, the lower tax rates applicable to qualified dividend income will not apply in taxable years beginning after December 31, 2010. Because the Fund does not expect to receive dividend income, you should not expect to receive any distributions that qualify as qualified dividend income.

Each sale or exchange of Fund shares may be a taxable event. Although the stable share price is not guaranteed, because the Fund expects to maintain a $1.00 NAV, you should not expect to realize any gain or loss on the sale of your Fund shares. For tax purposes, an exchange of Fund shares for shares of another Fund is the same as a sale. The gain or loss on the sale or exchange of Fund shares gener-ally will be treated as short term capital gain or loss if you held the shares for 12 months or less or long term capital gain or loss, if you held the shares for longer.

The Fund intends to distribute primarily ordinary income. A significant amount of this income may consist of interest earned on U.S. government obligations. Many states grant tax-free status to dividends paid from interest earned on direct obligations of the U.S. government, subject to certain restrictions.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS

The table that follows presents performance information about the Trust Class Shares of the Fund. This information is intended to help you understand the Fund's financial performance for the past five fiscal years. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions. The information provided below for the fiscal years ended January 31, 2006, January 31, 2007 and January 31, 2008 has been derived from the Fund's financial statements, which have been audited by Ernst & Young LLP, independent registered public accounting firm of the Fund. The information for prior periods has been audited by predecessor independent registered public accounting firms. The financial statements and the unqualified opinion of Ernst & Young are included in the Annual Report of the Fund, which is available upon request by calling the Fund at 1-800-738-2625, extension 77966.

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
FOR THE YEARS ENDED JANUARY 31,

                Net                    Net Realized                 Dividends
               Asset                       and            Total        from      Distributions       Total
               Value,       Net         Unrealized        from          Net         from Net       Dividends
             Beginning   Investment   Gains (Losses)   Investment   Investment      Realized          and
              of Year      Income     on Investments   Operations     Income         Gains       Distributions
--------------------------------------------------------------------------------------------------------------
TREASURY SECURITIES MONEY MARKET FUND
TRUST CLASS SHARES
2008          $  1.00      $  0.04        $  --          $  0.04     $  (0.04)       $  --         $  (0.04)
2007             1.00         0.04           --             0.04        (0.04)          --            (0.04)
2006             1.00         0.03           --             0.03        (0.03)          --            (0.03)
2005             1.00         0.01           --             0.01        (0.01)          --            (0.01)
2004             1.00           --(1)        --               --(1)        --(1)        --               --(1)

                                                           Ratio of     Ratio of
               Net                 Net                     Expenses       Net
              Asset              Assets,      Ratio of    to Average   Investment
              Value,               End        Expenses    Net Assets     Income     Portfolio
               End      Total    of Year     to Average   (Excluding   to Average   Turnover
             of Year   Return     (000)      Net Assets    Waivers)    Net Assets     Rate
---------------------------------------------------------------------------------------------
TREASURY SECURITIES MONEY MARKET FUND
TRUST CLASS SHARES
2008         $  1.00     4.10%  $  156,059       0.58%        0.59%        4.07%        n/a
2007            1.00     4.44      171,440       0.58         0.64         4.37         n/a
2006            1.00     2.68      138,982       0.58         0.65         2.68         n/a
2005            1.00     0.82      165,510       0.58         0.64         0.85         n/a
2004            1.00     0.47       79,867       0.58         0.68         0.48         n/a

(1)   Amounts represent less than $0.01 per share.

Amounts designated as "--" are either $0 or have been rounded to $0.

                                 HANCOCK HORIZON
                                 FAMILY OF FUNDS

                               INVESTMENT ADVISER
                                Horizon Advisers
                          One Hancock Plaza, 3rd Floor
                                  P.O. Box 4019
                           Gulfport, Mississippi 39502

                                   DISTRIBUTOR
                        SEI Investments Distribution Co.
                            One Freedom Valley Drive
                            Oaks, Pennsylvania 19456

                                  LEGAL COUNSEL
                           Morgan, Lewis & Bockius LLP

          More information about the Fund is available, without charge, through the following:

                 STATEMENT OF ADDITIONAL INFORMATION (THE "SAI")

         The SAI includes detailed information about the Hancock Horizon Family of Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

                         ANNUAL AND SEMI-ANNUAL REPORTS

       These reports contain information from the Fund's portfolio manager about strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain more information about the Fund's holdings and detailed financial information about the Fund.

                 TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT,
                              OR MORE INFORMATION:

               BY TELEPHONE: Call 1-800-738-2625, extension 77966

                            BY MAIL: Write to us at:
                              Hancock Horizon Funds
                         2600 Citiplace Drive, Suite 100
                          Baton Rouge, Louisiana 70808

                    BY INTERNET: WWW.HANCOCKHORIZONFUNDS.COM

     FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about The Advisors' Inner Circle Fund II, from the EDGAR Database on the SEC's website ("HTTP://WWW.SEC.GOV"). You may review and copy documents at the SEC Public Reference Room in Washington, DC
      (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public
 Reference Section, Washington, DC 20549. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: PUBLICINFO@SEC.GOV.

           The Advisors' Inner Circle Fund II's Investment Company Act
                        registration number is 811-07102.

                                                                 HHF-PS-002-0100

                       STATEMENT OF ADDITIONAL INFORMATION

                       THE ADVISORS' INNER CIRCLE FUND II

                                  MAY 31, 2008

                               INVESTMENT ADVISER:
                                HORIZON ADVISERS
                                 (THE "ADVISER")


This Statement of Additional Information ("SAI") is not a prospectus. It is intended to provide additional information about the activities and operations of The Advisors' Inner Circle Fund II (the "Trust") and should be read in conjunction with the Funds' prospectuses, each dated May 31, 2008. This SAI relates to the following series of the Trust (each, a "Fund" and collectively, the "Funds"):

              HANCOCK HORIZON TREASURY SECURITIES MONEY MARKET FUND
                     HANCOCK HORIZON PRIME MONEY MARKET FUND
                   HANCOCK HORIZON STRATEGIC INCOME BOND FUND
                           HANCOCK HORIZON VALUE FUND
                           HANCOCK HORIZON GROWTH FUND
                         HANCOCK HORIZON BURKENROAD FUND

This SAI is incorporated by reference into the Funds' prospectuses. The financial statements for each Fund for the fiscal year ended January 31, 2008, including notes thereto and the report of Ernst & Young LLP thereon, are herein incorporated by reference. A copy of the Trust's 2008 Annual Report to Shareholders with respect to the Funds must accompany the delivery of this SAI. Any Fund's prospectus may be obtained by calling toll-free 1-800-259-1926.

                                TABLE OF CONTENTS


THE FUNDS AND THE TRUST ....................................................   1
INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS ............................   2
DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS ......................   7
INVESTMENT LIMITATIONS .....................................................  21
THE ADVISER, TRANSFER AGENT AND CUSTODIAN ..................................  25
THE PORTFOLIO MANAGERS .....................................................  27
THE ADMINISTRATOR ..........................................................  28
THE DISTRIBUTOR ............................................................  30
PAYMENTS TO FINANCIAL INTERMEDIARIES .......................................  31
SHAREHOLDER SERVICES .......................................................  32
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ..............................  33
LEGAL COUNSEL ..............................................................  33
TRUSTEES AND OFFICERS OF THE TRUST .........................................  33
PURCHASING SHARES ..........................................................  39
REDEEMING SHARES ...........................................................  39
DETERMINATION OF NET ASSET VALUE ...........................................  40
TAXES ......................................................................  40
FUND TRANSACTIONS ..........................................................  43
PORTFOLIO HOLIDNGS .........................................................  46
DESCRIPTION OF SHARES ......................................................  47

SHAREHOLDER LIABILITY ......................................................  48
LIMITATION OF TRUSTEES' LIABILITY ..........................................  48
CODES OF ETHICS ............................................................  48
PROXY VOTING ...............................................................  48
5% AND 25% SHAREHOLDERS ....................................................  49
APPENDIX A - DESCRIPTION OF RATINGS ........................................ A-1
APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES .......................... B-1



May 31, 2008


                                                                 HHF-SX-001-0100

THE FUNDS AND THE TRUST

GENERAL. Each Fund is a separate series of the Trust. The Trust is an open-end investment management company established under Massachusetts law as a Massachusetts business trust under a Declaration of Trust dated July 24, 1992, as amended and restated as of February 18, 2004 and August 10, 2004. Prior to August 10, 2004, the Trust's name was The Arbor Fund. The Declaration of Trust permits the Trust to offer separate series ("funds") of shares of beneficial interest ("shares"). The Trust reserves the right to create and issue shares of additional funds. Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. Each fund pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses; and (ii) pro rata share of the Fund's other expenses, including audit and legal expenses. Expenses attributable to a specific fund shall be payable solely out of the assets of that fund. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets. The other funds of the Trust are described in one or more separate Statements of Additional Information.

DESCRIPTION OF MULTIPLE CLASSES OF SHARES. The Trust is authorized to offer shares of the Funds in some or all of the following classes: Institutional Class Shares, Institutional Sweep Class Shares, Class A Shares, Class C Shares and Class D Shares. The different classes provide for variations in certain distribution and shareholder servicing expenses and in the minimum initial investment requirements. Minimum investment requirements and investor eligibility are described in the prospectuses. For more information on shareholder servicing and distribution expenses, see the "Distributor" and "Shareholder Services." The Funds are currently offered in the following classes of shares:


   ------------------------------------------ ----------------------------------

                        FUNDS                               CLASSES
   ------------------------------------------ ----------------------------------
   Treasury Securities Money Market Fund          Trust/Institutional Sweep/A
   ------------------------------------------ ----------------------------------
   Prime Money Market Fund                               Institutional
   ------------------------------------------ ----------------------------------
   Strategic Income Bond Fund                              Trust/A/C
   ------------------------------------------ ----------------------------------
   Value Fund                                              Trust/A/C
   ------------------------------------------ ----------------------------------
   Growth Fund                                             Trust/A/C
   ------------------------------------------ ----------------------------------
   Burkenroad Fund                                            A/D
   ------------------------------------------ ----------------------------------

Each Fund is diversified, as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Each share of each Fund represents an equal proportionate interest in that Fund. SEE "Description of Shares."



VOTING RIGHTS. Each shareholder of record is entitled to one vote for each share held on the record date for the meeting. Each Fund will vote separately on matters relating solely to it. As a Massachusetts business trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Approval of shareholders will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate one or more Funds without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if a Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board of Trustees.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS

The Funds' respective investment objectives and principal investment strategies are described in the prospectus. The following information supplements, and should be read in conjunction with, the prospectus. For a description of certain permitted investments discussed below, SEE "Description of Permitted Investments" in this SAI.

TREASURY SECURITIES MONEY MARKET FUND

The Fund's investment objective is to preserve principal value and maintain a high degree of liquidity while providing current income. This goal is fundamental and cannot be changed without the consent of shareholders. There can be no assurance that the Fund will be able to achieve its investment objective.

The Fund invests exclusively in obligations issued by the U.S. Treasury ("Treasury Obligations") and backed by its full faith and credit, and in repurchase agreements involving such obligations. The Fund is not permitted to lend securities or purchase securities on a when-issued or delayed basis.

The Fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the operations of money market funds. Accordingly, the Fund will have an average dollar-weighted maturity of 90 days or less, and will only acquire securities that have a remaining maturity of 397 days (about 13 months) or less, at the time of purchase. Horizon Advisers (the "Adviser") actively adjusts the average maturity of the Fund in response to its outlook on various economic factors which influence the market for short-term fixed income instruments and future interest rate predictions.

The Fund will use its best efforts to maintain a constant net asset value of $1.00 per share. Although the Fund seeks to maintain a constant net asset value of $1.00 per share, it is possible to lose money by investing in the Fund. The Fund is classified as a "diversified" investment company under the 1940 Act.

For additional information regarding Treasury Obligations and repurchase agreements, SEE "Description of Permitted Investments and Risk Factors."

PRIME MONEY MARKET FUND

The Fund's investment objective is to provide investors with a high level of current income consistent with liquidity and the preservation of capital. This goal is fundamental and cannot be changed without the consent of shareholders. There can be no assurance that the Fund will be able to achieve its investment objective.

The Fund invests in high quality, short-term domestically sourced U.S. dollar-denominated money market instruments paying a fixed, variable or floating interest rate. These investments include debt obligations of the U.S. Treasury, agencies and instrumentalities of the U.S. government, domestic and foreign banks, domestic and foreign corporate issuers, financial institutions, commercial paper and variable rate demand notes as well as repurchase agreements involving such obligations, asset-backed securities and U.S.

government securities. The Fund may concentrate its investments (invest more than 25% of its assets) in obligations issued by domestic branches of U.S. banks or U.S. branches of foreign banks that are subject to a similar level of regulation. To the extent that the Fund invests more than 25% of its net assets in bank obligations, it will be exposed to the risks associated with that industry as a whole. The Fund may purchase asset-backed securities rated in the two highest NRSRO ratings categories at the time of investment. In addition, the Fund may acquire securities on a when-issued basis and may buy securities that are subject to puts or standby commitments. The Fund will not invest more than 10% of its net assets in illiquid securities. The Fund reserves the right to enter into reverse repurchase agreements. The Fund may invest up to 10% of its total assets in non-affiliated money market mutual funds with investment objectives and policies that are comparable to those of the Fund.

The Fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the operations of money market funds. Accordingly, the Fund will have an average dollar-weighted maturity of 90 days or less, and will only acquire securities that have a remaining maturity of 397 days (about 13 months) or less, at the time of purchase. The Adviser actively adjusts the average maturity of the Fund in response to its outlook on various economic factors which influence the market for short-term fixed income instruments and future interest rate predictions. In addition, the Fund's portfolio is comprised only of short-term fixed income securities that are rated in the two highest categories by nationally recognized ratings organizations or securities that the Adviser determines are of comparable quality.

The Fund will use its best efforts to maintain a constant net asset value of $1.00 per share. Although the Fund seeks to maintain a constant net asset value of $1.00 per share, it is possible to lose money by investing in the Fund. The Fund is classified as a "diversified" investment company under the 1940 Act.

The Fund will use nationally recognized statistical rating organizations ("NRSROs") such as Standard & Poor's Corporation ("S&P") and Moody's Investors Service, Inc. ("Moody's") when determining security credit ratings.

For additional information regarding the permitted investments and investment practices discussed above and the associated risks, SEE "Description of Permitted Investments and Risk Factors."

RESTRAINTS ON INVESTMENTS BY MONEY MARKET FUNDS. Investments by a money market fund are subject to limitations imposed under regulations adopted by the U.S. Securities and Exchange Commission (the "SEC"). These regulations impose certain quality, maturity and diversification restraints on investments by a money market fund. Under these regulations, money market funds may only acquire obligations that present minimal credit risk and that are "eligible securities," which means they are: (i) rated, at the time of investment, by at least two NRSROs (one if it is the only organization rating such obligation) in the highest rating category or, if unrated, determined to be of comparable quality (a "first tier security"); or (ii) rated according to the foregoing criteria in the second highest rating category or, if unrated, determined to be of comparable quality ("second tier security"). A security is not considered to be unrated if its issuer has outstanding obligations of comparable priority and security that have a short-term rating. A money market fund may invest up to 25% of its assets in "first tier" securities of a single issuer for a period of up to three business days. The securities that money market funds may acquire may be supported by credit enhancements, such as demand features or guarantees. The SEC regulations limit the percentage of securities that a money market fund may hold for which a single issuer provides credit enhancements.

STRATEGIC INCOME BOND FUND

The Strategic Income Bond Fund seeks to provide total return through current income and capital appreciation, consistent with the preservation of capital. This goal is fundamental and cannot be changed without the consent of shareholders. There can be no assurance that the Fund will be able to achieve its investment objective.

Under normal circumstances, the Fund invests at least 80% of its net assets in:
(i) fixed income obligations issued by the U.S. Treasury; (ii) fixed income obligations issued by U.S. government agencies; (iii) mortgage-backed securities; and (iv) U.S. corporate debt that is rated investment grade or higher, I.E., rated in one of the four highest rating categories by an NRSRO, at the time of purchase, or, if not rated, determined to be of comparable quality by the Adviser. Additional fixed income securities in which the Fund may invest consist of: (i) privately issued mortgage-backed securities; (ii) obligations issued by the Canadian government; (iii) asset-backed securities; (iv) guaranteed investment contracts ("GICs"); (v) bank investment contracts ("BICs"); (vi) zero coupon obligations; (vii) floating or variable rate instruments; (viii) money market securities; (ix) convertible securities; (x) restricted securities; (xi) collateralized mortgage-backed securities ("CMOs"); and (xii) other investment companies. This investment policy may be changed by the Fund upon at least 60 days' written notice to shareholders. The Fund may enter into repurchase agreements with respect to any of the foregoing and purchase securities subject to swaps, caps, floors and collars.

Although not primary strategies employed by the Adviser in managing the Fund, the Fund may engage in a number of investment practices in order to meet its investment objectives. In this regard, the Fund may invest in variable and floating rate obligations, enter into forward commitments, purchase securities on a when-issued basis and sell securities short against the box. The Fund may also purchase put and call options and write covered call options on fixed income and equity securities, and may enter into futures contracts (including index futures contracts), purchase options on futures contracts, and lend its securities.

Normally, the Fund will maintain a dollar-weighted average portfolio maturity of five to fifteen years. There are no restrictions on the maturity of any single instrument.

For additional information regarding the permitted investments and investment practices discussed above and the associated risks, SEE "Description of Permitted Investments and Risk Factors."

VALUE FUND

The Value Fund seeks to provide long-term capital appreciation with a secondary goal of current income. This goal is fundamental and cannot be changed without the consent of shareholders. There can be no assurance that the Fund will be able to achieve its investment objective.

Under normal circumstances, the Fund will invest primarily (at least 80% of its net assets) in U.S. common stocks. The Fund may also purchase the following equity securities: warrants; rights to purchase common stocks; debt securities convertible to common stocks; and preferred stocks. The Fund generally will invest in companies with equity market capitalizations in excess of $2 billion that the Adviser believes have a low current valuation relative to various measures of intrinsic value and potential for capital appreciation based on the soundness of the issuer and the company's relative value based on an analysis of various fundamental financial characteristics, including earnings yield, book value, cash flow, anticipated future growth of dividends and earnings estimates. Although capital appreciation is the primary purpose for investing in a security, the Fund will focus on companies that pay current dividends. The Fund may invest in equity securities of foreign issuers traded in the United States, including American Depositary Receipts ("ADRs"). The Fund may invest to a limited extent (less than 5% of its assets) in real estate investment trusts ("REITs"). The Fund also may invest in money market securities for liquidity purposes.

Although not primary strategies employed by the Adviser in managing the Fund, the Fund may engage in a number of investment practices in order to meet its investment objectives. In this regard, the Fund may invest in variable and floating rate obligations, enter into forward commitments, purchase securities on a when-issued basis and sell securities short against the box. The Fund may also purchase put and call options and write covered call options on fixed income and equity securities, and may enter into futures contracts (including index futures contracts), purchase options on futures contracts, and lend its securities.

For additional information regarding the permitted investments and investment practices discussed above and the associated risks, SEE "Description of Permitted Investments and Risk Factors."

GROWTH FUND

The Growth Fund's investment objective is long-term capital appreciation. This goal is fundamental and cannot be changed without the consent of shareholders. There can be no assurance that the Fund will be able to achieve its investment objective.

Under normal circumstances, the Fund will invest primarily (at least 80% of its net assets) in U.S. common stocks. The Fund may also purchase the following equity securities: purchase warrants; rights to purchase common stocks; debt securities convertible to common stocks; and preferred stocks. The Fund generally will invest in companies with equity market capitalizations in excess of $2 billion whose sales and earnings are expected to grow at an above average rate of return. The Adviser employs a quantitative method of analysis in its investment decision making to choose companies whose sales and earnings are expected to grow at an above average rate. The Adviser's quantitative model screens companies primarily, but not exclusively, in the Russell 1000 Growth Index and assigns weightings to the following quantitative factors: 50% weighting to "earnings block" factors (such as earnings surprise or estimate revision), 30% weighting to "momentum block" factors (such as relative price strength or return on equity momentum), and 20% weighting to "valuation block" factors (such as relative price-to-earnings ratio and cash flow.) The Fund may invest in equity securities of foreign issuers traded in the United States, including ADRs. The Fund may invest to a limited extent (less than 5% of its assets) in REITs. The Fund also may invest in securities issued by money market mutual funds for liquidity purposes.

Although not primary strategies employed by the Adviser in managing the Fund, the Fund may engage in a number of investment practices in order to meet its investment objectives. In this regard, the Fund may invest in variable and floating rate obligations, enter into forward commitments, purchase securities on a when-issued basis and sell securities short against the box. The Fund also may purchase put and call options and write covered call options on fixed income and equity securities, and may enter into futures contracts (including index futures contracts), purchase options on futures contracts, and lend its securities.

For additional information regarding the permitted investments and investment practices discussed above and the associated risks, SEE "Description of Permitted Investments and Risk Factors

BURKENROAD FUND

The Burkenroad Fund's investment objective is long-term capital appreciation. This goal is fundamental and cannot be changed without the consent of shareholders. There can be no assurance that the Fund will be able to achieve its investment objective.

The Fund seeks capital appreciation by investing primarily (at least 80% of its net assets) in common stocks and other equity securities of companies with small capitalizations (less than $2 billion) located or doing business in Alabama, Florida, Georgia, Louisiana, Mississippi and Texas. The Fund will be as fully invested as practicable in common stocks under normal conditions. The Adviser intends to utilize

Tulane University's Burkenroad Reports as a primary source of investment research, but also employs its own fundamental research and quantitative analysis in its investment decision making. In selecting companies, the Adviser primarily considers a company's sales and expense trends, market position, historic and expected earnings and dividends. The Adviser will diversify the Fund's securities across industry sectors. The Adviser continually monitors the Fund's portfolio and may sell a security when it achieves a designated price target, there is a fundamental change in the company's prospects or better investment opportunities become available. The Fund may invest in equity securities of foreign issuers traded in the United States, including ADRs. The Fund also may invest in securities issued by money market mutual funds for liquidity purposes.

Although not primary strategies employed by the Adviser in managing the Fund, the Fund may engage in a number of investment practices in order to meet its investment objective. In this regard, the Fund may invest in variable and floating rate obligations, enter into forward commitments, purchase securities on a when-issued basis and sell securities short against the box. The Fund also may purchase put and call options and write covered call options on fixed income and equity securities, and may enter into futures contracts (including index futures contracts), purchase options on futures contracts, and lend its securities. While the Fund has no current intention to invest in initial public offerings ("IPOs"), and investing in IPOs is not part of the Fund's principal investment strategies, the Fund may buy certain IPOs if they are consistent with the Fund's investment policies.

The Fund's investments may not be as geographically dispersed across the United States as other funds with comparable investment objectives. The Fund is subject to special investment risks to the extent that it concentrates its investments in companies located or doing business in Alabama, Florida, Georgia, Louisiana, Mississippi and Texas. In particular, changes in economic conditions as well as governmental policies in those states may adversely affect the value of the Fund and its investments.

BURKENROAD REPORTS

The BURKENROAD REPORTS (the "Reports") is an educational program on investment research in which selected students at Tulane University's A.B. Freeman School of Business participate. The program is designed to teach the students how to produce objective investment research by studying publicly-held companies located in the Deep South. Burkenroad Reports focus on companies that traditionally have not been followed by Wall Street analysts. The Reports are based on publicly available reports, company visits and meetings with top management.

The Adviser independently verifies the information contained within the Reports and considers, but does not rely exclusively on, the Reports in making investment decisions for the Fund. The Fund will regularly invest in companies other than those covered by the Burkenroad Reports, and may not own shares of all of the companies covered by the Reports. The Fund and Horizon Advisers are NOT affiliated with Tulane University or the A.B. Freeman School of Business. Hancock Bank licenses the name "Burkenroad" from Tulane University. Neither Tulane University, the A.B. Freeman School of Business nor the students, faculty and staff of Tulane University have any involvement in the investment decisions, management or operations of the Fund.

Neither the Trust nor the Fund is sponsored, sold or promoted by Tulane University ("Tulane"), producer of the Burkenroad Reports. Tulane makes no warranties, express or implied, to shareholders of the Fund or to any member of the public regarding the advisability of owning shares of the Fund. Tulane's only relationship to the Fund, Hancock Bank or Horizon Advisers is the licensing of certain trademarks and trade names of the Burkenroad Reports.

For additional information regarding the permitted investments and investment practices discussed above and the associated risks, SEE "Description of Permitted Investments and Risk Factors."

PORTFOLIO TURNOVER RATE. Portfolio turnover rate is defined under the SEC rules as the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one year are excluded from the calculation of the portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover may include the futures contracts in which a Fund may invest since such contracts generally have remaining maturities of less than one year. The Funds may at times hold investments in other short-term instruments, such as repurchase agreements, which are excluded for purposes of computing portfolio turnover.

For the fiscal years ended January 31, 2007 and 2008, the portfolio turnover rates for each Fund (except for the Treasury Securities and Prime Money Market Funds were as follows:

-------------------------------------------------------------------------------------------------------------------------
                                                PORTFOLIO TURNOVER RATES
-------------------------------------------------------------------------------------------------------------------------
                      FUND                                       2007                                2008
------------------------------------------------- ----------------------------------- -----------------------------------
Strategic Income Bond Fund                                       19%                                 14%
------------------------------------------------- ----------------------------------- -----------------------------------
Value Fund                                                       64%                                 60%
------------------------------------------------- ----------------------------------- -----------------------------------
Growth Fund                                                      94%                                 60%
------------------------------------------------- ----------------------------------- -----------------------------------
Burkenroad Fund                                                  22%                                 42%
------------------------------------------------- ----------------------------------- -----------------------------------

DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS

The following are descriptions of the permitted investments and investment practices discussed in the "Additional Information About Investment Objectives and Policies" section and the associated risk factors. A Fund will only invest in any of the following instruments or engage in any of the following investment practices if such investment or activity is consistent with the Fund's investment objective and permitted by the Fund's stated investment policies.

AMERICAN DEPOSITARY RECEIPTS ("ADRS") - ADRs as well as other "hybrid" forms of ADRs, including European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. A custodian bank or similar financial institution in the issuer's home country holds the underlying shares in trust. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. ADRs are subject to many of the risks associated with investing directly in foreign securities. European Depositary Receipts are similar to ADRs, except that they are typically issued by European banks or trust companies.

ADRs can be sponsored or unsponsored. While these types are similar, there are differences regarding a holder's rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer's request. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

ASSET-BACKED SECURITIES - Asset-backed securities are securities secured by non-mortgage assets such as company receivables, truck and auto loans, leases, and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt.

Asset-backed securities are not issued or guaranteed by the U.S. government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. There also is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. In addition, credit card receivables are unsecured obligations of the cardholder.

The market for asset-backed securities is at a relatively early stage of development. Accordingly, there may be a limited secondary market for such securities.

BANK OBLIGATIONS - The Funds are not prohibited from investing in obligations of banks that are clients of SEI Investments Company ("SEI") or its subsidiaries or affiliates. However, the purchase of shares of the Funds by such banks or by their customers will not be a consideration in determining which bank obligations the Funds will purchase. The Funds will not purchase obligations of the Adviser.

BANKERS' ACCEPTANCES - Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations finance the shipment and storage of goods and furnish dollar exchange through the use of bankers' acceptances. Maturities are generally six months or less.

BANK INVESTMENT CONTRACTS - BICs are contracts issued by U.S. banks and savings and loan institutions. Pursuant to such contracts, a Fund makes cash contributions to a deposit fund of the general account of the bank or savings and loan institution. The bank or savings and loan institution then credits to the Fund on a monthly basis guaranteed interest at either a fixed, variable or floating rate. A BIC provides that this guaranteed interest will not be less than a certain minimum rate. A BIC is a general obligation of the issuing bank or savings and loan institution and not a separate account. The purchase price paid for a BIC becomes part of the general assets of the issuer, and the contract is paid at maturity from the general assets of the issuer.

BICs are generally not assignable or transferable without the permission of the issuing bank or savings and loan institution. For this reason, an active secondary market in BICs currently does not exist. Therefore, BICs are considered to be illiquid investments.

CERTIFICATES OF DEPOSIT - Certificates of deposit are interest-bearing instruments with a specific short-term maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

COMMERCIAL PAPER - Commercial paper is a term used to describe unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few to 270 days.

DERIVATIVES - Derivatives are securities that derive their value from other securities. The following are considered derivative securities: options on futures, futures, options (E.G., puts and calls), swap agreements, mortgage-backed securities (collateralized mortgage obligations, real estate mortgage investment conduits, IOs and POs), when-issued securities and forward commitments, floating and variable rate securities, convertible securities, "stripped" U.S. Treasury securities (E.G., Receipts and STRIPs), privately issued stripped securities (E.G., TGRs, TRs and CATS). SEE elsewhere in this "Description of Permitted Investments" and "General Investment Policies and Risk Factors" for discussion of these various instruments.

EQUITY SECURITIES. Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock, and securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a fund invests will cause the net asset value of a fund to fluctuate. The Funds purchase equity securities traded in the United States on registered exchanges or the over-the-counter market. Equity securities are described in more detail below:

o COMMON STOCK. Common stock represents an equity or ownership interest in an issuer. In the event that an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

o PREFERRED STOCK. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event that an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

o WARRANTS. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

o CONVERTIBLE SECURITIES. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a fund is called for redemption or conversion, the fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

     Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

o SMALL AND MEDIUM CAPITALIZATION ISSUERS. Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

EXCHANGE-TRADED FUNDS. The Funds may purchase shares of exchange-traded funds ("ETFs") to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. ETFs are investment companies that are registered under the 1940 Act as open-end funds or unit investment trusts. ETFs are actively traded on national securities exchanges and are generally based on specific domestic and foreign market indices. An "index-based ETF" seeks to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When a Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, it may be more costly to own an ETF than to own the underlying securities directly.

FIXED INCOME SECURITIES - Fixed income securities include bonds, notes, debentures and other interest-bearing securities that represent indebtedness. The market value of the fixed income investments in which the Funds invest will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities but will affect a Fund's net asset value.

FUTURES AND OPTIONS ON FUTURES. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on a national futures exchange regulated by the Commodities Futures Trading Commission (the "CFTC"). A Fund may use futures contracts and related options for BONA FIDE hedging; attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes. To the extent a Fund uses futures and/or options on futures, it will do so in accordance with Rule 4.5 of the Commodity Exchange Act (the "CEA"). The Trust, on behalf of each Fund, has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" in accordance with Rule 4.5 and therefore, no Fund is subject to registration or regulation as a commodity pool operator under the CEA.

An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.

When a Fund purchases or sells a futures contract, or sells an option thereon, the Fund is required to "cover" its position in order to limit leveraging and related risks. To cover its position, a Fund may maintain with its custodian bank (and marked-to-market on a daily basis), a segregated account consisting of cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise "cover" its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. The segregated account functions as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund's outstanding portfolio securities. Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the fund arising from such investment activities.

A Fund may also cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (I.E., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. A Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract. A Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contracts, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract.

A Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. A Fund may also cover its sale of a call option by taking positions in instruments with prices which are expected to move relatively consistently with the call option. A Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. A Fund may also cover its sale of a put option by taking positions in instruments with prices which are expected to move relatively consistently with the put option.

There are significant risks associated with a Fund's use of futures contracts and related options, including the following: (1) the success of a hedging strategy may depend on the Adviser's ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce a Fund's exposure to price fluctuations, while others tend to increase its market exposure.

ILLIQUID SECURITIES. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the prices at which they are valued. Because of their illiquid nature, illiquid securities must be priced at fair value as determined in good faith pursuant to procedures approved by the Trust's Board of Trustees. Despite such good faith efforts to determine fair value prices, a Fund's illiquid securities are subject to the risk that the security's fair value price may differ from the actual price which the Fund may ultimately realize upon its sale or disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Trust's Board of Trustees, the Adviser determines the liquidity of a Fund's investments. In determining the liquidity of the Fund's investments, the Adviser may consider various factors, including: (1) the frequency and volume of trades and quotations; (2) the number of dealers and prospective purchasers in the marketplace; (3) dealer undertakings to make a market; and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security). A Fund will not hold more than 15% (10% for the Treasury Securities Money Market
Fund) of its net assets in illiquid securities.

TAXABLE MONEY MARKET SECURITIES - Money market securities are high-quality, dollar-denominated, short-term debt instruments. They consist of: (i) bankers' acceptances, certificates of deposits, notes and time deposits of highly-rated U.S. banks and U.S. branches of foreign banks; (ii) U.S. Treasury obligations and obligations issued or guaranteed by the agencies and instrumentalities of the U.S. government; (iii) high quality commercial paper issued by U.S. and foreign corporations; (iv) debt obligations with an original maturity of one year or less issued by corporations; and (v) repurchase agreements involving any of the foregoing obligations entered into with highly-rated banks and broker-dealers.

With respect to the Funds, money market securities are considered to include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities; securities issued or guaranteed by non-U.S. governments, which are rated at the time of purchase A-2 or higher by Standard & Poor's ("S&P") or P2 or higher by Moody's, or are determined by the advisers to be of comparable quality; repurchase agreements; certificates of deposit and bankers' acceptances issued by banks or savings and loan associations having net assets of at least $500 million as of the end of their most recent fiscal year; high-grade commercial paper; and other long-and short-term debt instruments which are rated at the time of purchase A-2 or higher by S&P or P2 or higher by Moody's, and which, with respect to such long-term debt instruments, are within 397 days of their maturity, and have a long-term rating of BBB\Baa by S&P and Moody's, respectively.

MORTGAGE-BACKED SECURITIES - Mortgage-backed securities are instruments that entitle the holder to a share of all interest and principal payments from mortgages underlying the security. The mortgages backing these securities include, but are not limited to, conventional thirty-year fixed rate mortgages, graduated payment mortgages and adjustable rate mortgages. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. Prepayment of mortgages that underlie securities purchased at a premium often results in capital losses, while prepayment of mortgages purchased at a discount often results in capital gains.

Due to the possibility of prepayments of the underlying mortgage instruments, mortgage-backed securities generally do not have a known maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. An average life estimate is a function of an assumption regarding anticipated prepayment patterns, based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants can produce different average life estimates with regard to the same security. There can be no assurance that estimated average life would be a security's actual average life. Because of these unpredictable prepayment characteristics, it is often not possible to predict accurately the average life or realized yield of a particular issue.

GOVERNMENT PASS-THROUGH SECURITIES - These are securities that are issued or guaranteed by a U.S. government agency representing an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities are the Government National Mortgage Association ("GNMA"), Fannie Mae and the Federal Home Loan Mortgage Corporation ("FHLMC"). Fannie Mae and FHLMC obligations are not backed by the full faith and credit of the U.S. government as are GNMA certificates, but Fannie Mae and FHLMC securities are supported by the instrumentalities' right to borrow from the United States Treasury. Each of GNMA, Fannie Mae and FHLMC guarantees timely distributions of interest to certificate holders. Each of GNMA and Fannie Mae also guarantees timely distributions of scheduled principal. FHLMC has in the past guaranteed only the ultimate collection of principal of the underlying mortgage loan; however, FHLMC now issues mortgage-backed securities (FHLMC Gold PCs) which also guarantees timely payment of monthly principal reduction. Government and private guarantees do not extend to the securities' value, which is likely to vary inversely with fluctuations in interest rates.

PRIVATE PASS-THROUGH SECURITIES - These are mortgage-backed securities issued by a non-governmental entity such as a trust, which securities include collateralized mortgage obligations and real estate mortgage investment conduits, that are rated in one of the top three rating categories. While they are generally structured with one or more types of credit enhancement, private pass-through securities typically lack a guarantee by an entity having the credit status of a governmental agency or instrumentality.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS") - CMOs are debt obligations or multi-class pass-through certificates issued by agencies or instrumentalities of the U.S. government or by private originators or investors in mortgage loans. In a CMO, series of bonds or certificates are annually issued in multiple classes. Principal and interest paid on the underlying mortgage assets may be allocated among the several classes of a series of a CMO in a variety of ways. Each class of a CMO, often referred to as a "tranche," is issued with a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal payments on the underlying mortgage assets may cause CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of any premium paid. [PLEASE CONFIRM FUNDS USE CMOS]

REAL ESTATE MORTGAGE INVESTMENT CONDUITS ("REMICS") - A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended (the "Code"), and invests in certain mortgages principally secured by interests in real property. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests, or "residual" interests. Guaranteed REMIC pass-through certificates ("REMIC Certificates") issued by Fannie Mae or FHLMC represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or Fannie Mae, FHLMC or GNMA-guaranteed mortgage pass-through certificates. For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates. Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. GNMA REMIC Certificates are backed by the full faith and credit of the U.S. Treasury.

REITS - A REIT is a corporation or business trust (that would otherwise be taxed as a corporation) which meets the definitional requirements of the Code. The Code permits a qualifying REIT to deduct from taxable income the dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things: invest substantially all of its assets in interests in real estate (including mortgages and other REITs), cash and government securities; derive most of its income from rents from real property or interest on loans secured by mortgages on real property; and distribute annually 95% or more of its otherwise taxable income to shareholders.

REITs are sometimes informally characterized as "Equity REITs" and "Mortgage REITs". An "Equity REIT" invests primarily in the fee ownership or leasehold ownership of land and buildings; a "Mortgage REIT" invests primarily in mortgages on real property, which may secure construction, development or long-term loans.

REITs in which a Fund invests may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent that REITs in which the Fund invests may concentrate investments in particular geographic regions or property types. Additionally, rising interest rates may cause investors in REITs to demand a higher annual yield from future distributions, which may in turn decrease market prices for equity securities issued by REITs. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of the Fund's investments to decline. During periods of declining interest rates, certain Mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by such Mortgage REITs. In addition, Mortgage REITs may be affected by the ability of borrowers to repay when due the debt extended by the REIT and Equity REITs may be affected by the ability of tenants to pay rent.

Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of securities issued by such REITs. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through the Fund, a shareholder will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency defaults by borrowers and self-liquidation. In addition, Equity and Mortgage REITs could possibly fail to qualify for tax free pass-through of income under the Code or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

STRIPPED MORTGAGE-BACKED SECURITIES - Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest ("interest only" or "IO" class) while the other class will receive the entire principal ("principal only" or "PO" class). The cash flow and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs and could cause the total loss of investment. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.

MUNICIPAL LEASES - Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities and may be considered to be illiquid. They may take the form of a lease, an installment purchase contract, a conditional sales contract, or a participation certificate in any of the above.

Municipal lease obligations typically are not backed by the municipality's credit, and their interest may become taxable if the lease is assigned. If funds are not appropriated for the following year's lease payments, a lease may terminate, with a possibility of default on the lease obligation and significant loss to the Fund. Under guidelines established by the Board of Trustees, the credit quality of municipal leases will be determined on an ongoing basis, including an assessment of the likelihood that a lease will be canceled.

MUNICIPAL SECURITIES - Municipal Securities consist of: (i) debt obligations issued by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses, and for lending such funds to other public institutions and facilities; and (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair, or improvement of privately operated facilities.

General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility; tolls from a toll bridge for example. Certificates of participation represent an interest in an underlying obligation or commitment such as an obligation issued in connection with a leasing arrangement. The payment of principal and interest on private activity and industrial development bonds generally is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

Municipal securities include general obligation notes, tax anticipation notes, revenue anticipation notes, bond anticipation notes, certificates of indebtedness, demand notes, and construction loan notes. Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds, and participation interests in municipal bonds.

PARTICIPATION INTERESTS - Participation interests are interests in municipal securities from financial institutions such as commercial and investment banks, savings and loan associations and insurance companies. These interests may take the form of participations, beneficial interests in a trust, partnership interests or any other form of indirect ownership that allows a Fund to treat the income from the investment as exempt from federal income tax.

OPTIONS - Put and call options for various securities and indices are traded on national securities exchanges. As is consistent with a Fund's investment objectives, options may be used by a Fund from time to time as the Adviser deems to be appropriate. Options will generally be used for hedging purposes.

A put option gives the purchaser of the option the right to sell, and the writer the obligation to buy, the underlying security at any time during the option period. A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, a Fund may enter into a "closing transaction" - the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened.

Although a Fund may engage in option transactions as hedging transactions, there are risks associated with such investments, including the following: (i) the success of a hedging strategy may depend on the ability of the Adviser to predict movements in the prices of the individual securities, fluctuations in markets and movements in interest rates; (ii) there may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of options; (iii) there may not be a liquid secondary market for options; and (iv) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security. Each Fund is permitted to engage in option transactions with respect to securities that are permitted investments and related indices. Any Fund that writes call options will write only covered call options.

The aggregate value of option positions may not exceed 10% of a Fund's net assets as of the time such options are entered into by a Fund.

REPURCHASE AGREEMENTS - The Funds may enter into repurchase agreements with financial institutions. A repurchase agreement is an agreement under which a fund acquires a fixed income security (generally a security issued by the U.S. government or an agency thereof, a banker's acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The acquisition of a repurchase agreement may be deemed to be an acquisition of the underlying securities as long as the obligation of the seller to repurchase the securities is collateralized fully. The Funds follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with creditworthy financial institutions whose condition will be continually monitored by each Fund's investment managers. The repurchase agreements entered into by the Funds will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement and consist only of securities permissible under Section 101(47)(A)(i) of the Bankruptcy Code (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by the Funds, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, the Funds will seek to liquidate such collateral. However, the exercising of the Funds' right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, a Fund could suffer a loss. It is the current policy of the Funds, not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by that Fund, amounts to more than 15% of the Fund's total assets. The investments of the Funds in repurchase agreements, at times, may be substantial when, in the view of each Fund's investment managers, liquidity or other considerations so warrant.

RESTRICTED SECURITIES - Restricted securities are securities that may not be sold freely to the public absent registration under the U.S. Securities Act of 1933, as amended (the "1933 Act") or an exemption from registration. As is consistent with a Fund's investment objectives, the Fund may invest in Section 4(2) commercial paper. Section 4(2) commercial paper is issued in reliance on an exemption from registration under Section 4(2) of the 1933 Act and is generally sold to institutional investors who purchase for investment purposes. Any resale of such commercial paper must be in an exempt transaction, usually to an institutional investor through the issuer or investment dealers who make a market in such commercial paper. The Trust believes that Section 4(2) commercial paper is liquid to the extent that it meets the criteria established by the Board of Trustees of the Trust. The Trust intends to treat such commercial paper as liquid and not subject to the investment limitations applicable to illiquid securities or restricted securities.

SECURITIES LENDING - Except for the Treasury Securities Money Market Fund and the Prime Money Market Fund, ehe Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Funds' Board of Trustees. These loans, if and when made, may not exceed 33 1/3% of the total asset value of a Fund (including the loan collateral). The Funds will not lend portfolio securities to their Adviser or their affiliates unless permissible under the 1940 Act and the rules and promulgations thereunder. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Funds.

The Funds may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Funds' securities lending agent.

By lending its securities, a Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. Each Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon a Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

SECURITIES OF OTHER INVESTMENT COMPANIES. Securities of other investment companies, including shares of closed-end investment companies, unit investment trusts, open-end investment companies, and real estate investment trusts represent interests in professionally managed portfolios that may invest in various types of instruments. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market. Federal securities laws limit the extent to which a fund can invest in securities of other investment companies. The Treasury Securities Money Market Fund and the Prime Money Market Fund may only purchase securities of other investment companies that invest exclusively in money market instruments and operate in compliance with Rule 2a-7 under the 1940 Act. A fund is prohibited from acquiring the securities of another investment company if, as a result of such acquisition: (1) the fund owns more than 3% of the total voting stock of the other company; (2) securities issued by any one investment company represent more than 5% of the fund's total assets; or (3) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the fund, unless it does so in reliance on a statutory exemption under the 1940 Act or rule or SEC staff interpretation thereunder.

SHORT SALES - As is consistent with a Fund's investment objective(s), a Fund may engage in short sales that are either "uncovered" or "against the box." A short sale is "against the box" if at all times during which the short position is open, a Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to a Fund with respect to the securities that are sold short.

Uncovered short sales are transactions under which the Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Until the Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain a segregated account containing cash or liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short, or (b) otherwise cover the Fund's short position.

SEPARATELY TRADED INTEREST AND PRINCIPAL SECURITIES ("STRIPS") - STRIPs are component parts of U.S. Treasury securities traded through the federal book-entry system. The Adviser will purchase only STRIPS that it determines are liquid or, if illiquid, that do not violate the Fund's investment policy concerning investments in illiquid securities. Consistent with Rule 2a-7, the Adviser will only purchase STRIPS for the Treasury Securities Money Market Fund and the Prime Money Market Fund that have a remaining maturity of 397 days or less. While there is no limitation on the percentage of a Fund's assets that may be comprised of STRIPS, the Adviser will monitor the level of such holdings to avoid the risk of impairing shareholders' redemption rights and of deviations in the value of shares of the Money Market Funds.

SHORT-TERM OBLIGATIONS OF STATE AND LOCAL GOVERNMENT ISSUERS - The Funds may, when deemed appropriate by the Adviser and in light of each Fund's investment objective, invest in high quality, short-term obligations issued by state and local governmental issuers which, as a result of the Tax Reform Act of 1986, carry yields that are competitive with those of other types of money market instruments of comparable quality.

SWAPS, CAPS, FLOORS AND COLLARS - Interest rate swaps, mortgage swaps, currency swaps and other types of swap agreements such as caps, floors and collars are designed to permit the purchaser to preserve a return or spread on a particular investment or portion of its portfolio, and to protect against any increase in the price of securities that a Fund anticipates purchasing at a later date. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount" in return for payments equal to a fixed rate times the same amount for a specific period of time. Swaps may also depend on other prices or rates such as the value of an index or mortgage prepayment rates.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party.

Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investment and its share price and yield.

STANDBY COMMITMENTS - Some securities dealers are willing to sell Municipal Securities to a Fund accompanied by their commitments to repurchase the Municipal Securities prior to maturity, at the Fund's option, for the amortized cost of the Municipal Securities at the time of repurchase. These arrangements are not used to protect against changes in the market value of Municipal Securities. They permit a Fund, however, to remain fully invested and still provide liquidity to satisfy redemptions. The cost of Municipal Securities accompanied by these "standby" commitments could be greater than the cost of Municipal Securities without such commitments. Standby commitments are not marketable or otherwise assignable and have value only to a Fund. The default or bankruptcy of a securities dealer giving such a commitment would not affect the quality of the Municipal Securities purchased. However, without a standby commitment, these securities could be more difficult to sell. The Funds may enter into standby commitments only with those dealers whose credit the Adviser believes to be of high quality.

TIME DEPOSITS - Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time;

however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.

U.S. GOVERNMENT AGENCY OBLIGATIONS - Obligations issued or guaranteed by agencies of the U.S. government, including, but not limited to, the Federal Farm Credit Bank, the Federal Housing Administration and the Small Business Administration, and obligations issued or guaranteed by instrumentalities of the U.S. government, including, but not limited to, the Federal Home Loan Mortgage Corporation, the Federal Land Banks and the United States Postal Service. Some of these securities are supported by the full faith and credit of the United States Treasury, others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Fund's shares.

U.S. TREASURY AND U.S. GOVERNMENT AGENCY SECURITIES - Any guarantee by the U.S. government of the securities in which any Fund invests guarantees only the payment of principal and interest on the guaranteed security and does not guarantee the yield or value of that security or the yield or value of shares of that Fund.

U.S. TREASURY OBLIGATIONS - As its principal investment strategy, the Treasury Securities Money Market Fund invests exclusively in U.S. Treasury obligations which consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as STRIPs.

VARIABLE AND FLOATING RATE INSTRUMENTS - Certain of the obligations purchased by the Funds may carry variable or floating rates of interest, may involve a conditional or unconditional demand feature and may include variable amount master demand notes. Such instruments bear interest at rates that are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such securities.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES - When-issued or delayed delivery basis transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. To the extent required by the 1940 Act, a Fund will maintain with the custodian a separate account with liquid high-grade debt securities or cash in an amount at least equal to these commitments. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to the Fund before settlement. These securities are subject to market fluctuation due to changes in market interest rates and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although a Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its portfolio, a Fund may dispose of a when-issued security or forward commitment prior to settlement if it deems it appropriate.

ZERO COUPON SECURITIES - STRIPS and Receipts are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Receipts include Treasury Receipts ("TRs"), Treasury Investment Growth Receipts ("TIGRs"), and Certificates of Accrual on

Treasury Securities ("CATS"). Zero coupon securities are sold at a (unusually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accredited over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, these market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities. SEE ALSO "Taxes."

INVESTMENT LIMITATIONS

FUNDAMENTAL POLICIES

In addition to each Fund's investment objective, the following investment limitations are fundamental policies of the Funds. Fundamental policies cannot be changed without the consent of the holders of a majority of a Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of: (i) 67% or more of a Fund's shares present at a meeting, if more than 50% of the outstanding shares of that Fund are present or represented by proxy; or (ii) more than 50% of that Fund's outstanding shares, whichever is less.

Each Fund (except for the Prime Money Market Fund) may not:

1. Purchase securities of any issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total net assets of the Fund would be invested in the securities of such issuer or more than 10% of the outstanding voting securities of such issuer would be owned by the Fund on the last day of each fiscal quarter. This restriction applies to 75% of the Fund's assets.

2. Purchase any securities that would cause more than 25% of the total net assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry. This limitation does not apply to: (i) investments in the obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities; and (ii) repurchase agreements involving such securities. In addition, for the Treasury Securities Money Market Fund only, this limitation does not apply to obligations issued by domestic branches of U.S. banks or U.S. branches of foreign banks subject to the same regulation as U.S. banks or to investments in tax exempt securities issued by governments or political subdivisions of governments.

         For purposes of this limitation: (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry;
         (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (iii) supranational entities will be considered to be a separate industry; and (iv) asset-backed securities secured by distinct types of assets, such as truck and auto loan leases, credit card receivables and home equity loans, will each be considered a separate industry.

3. Borrow money in an amount exceeding 331/3% of the value of its total net assets, provided that, for purposes of this limitation, investment strategies that either obligate a Fund to purchase securities or require a Fund to segregate assets are not considered to be borrowing. Asset coverage of at least 300% is required for all borrowing, except where the Fund has borrowed money for temporary purposes in an amount not exceeding 5% of its total net assets.

4. Make loans if, as a result, more than 331/3% of its total net assets would be lent to other parties, except that a Fund may: (i) purchase or hold debt instruments in accordance with its investment objectives and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

5. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

6. Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC.

7. Purchase or sell real estate, real estate limited partnership interests, physical commodities or commodities contracts except that a Fund may purchase commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

The Prime Money Market Fund may not:

1. Purchase securities of an issuer that would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

2. Purchase any securities which would cause 25% or more of the total net assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in the obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, repurchase agreements involving such securities and obligations issued by domestic branches of U.S. banks or U.S. branches of foreign banks subject to the same regulations as U.S. banks. For purposes of this limitation: (i) utility companies will be classified according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (iii) supranational entities will be considered a separate industry; and (iv) asset-backed securities will be classified according to the underlying assets securing such securities.

3.       Borrow money or issue senior securities (as defined under the 1940
         Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4. Make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5. Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6. Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

The following descriptions of the 1940 Act may assist investors in understanding the above policies and restrictions:

DIVERSIFICATION. Under the 1940 Act, a diversified investment management company, as to 75% of its total assets, may not purchase securities of any issuer (other than securities issued or guaranteed by the U.S. government, its agents or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be held by the fund.

CONCENTRATION. The SEC has defined concentration as investing 25% or more of an investment company's total assets in an industry or group of industries, with certain exceptions.

BORROWING. The 1940 Act presently allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).

SENIOR SECURITIES. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

LENDING. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies. The Fund's current investment policy on lending is as follows: the Fund may not make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending as described in its Statement of Additional Information.

UNDERWRITING. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

REAL ESTATE. The 1940 Act does not directly restrict an investment company's ability to invest in real estate, but does require that every investment company have a fundamental investment policy governing such investments.

NON-FUNDAMENTAL POLICIES

The following investment policies are non-fundamental policies of the Funds and may be changed with respect to any Fund by the Board of Trustees.

Each Fund (except for the Prime Money Market Fund) may not:

1. Invest in illiquid securities in an amount exceeding, in the aggregate, 15% (10% for the Treasury Securities Money Market Fund) of that Fund's net assets.

2. Purchase securities on margin or effect short sales, except that a Fund may: (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales "against the box" or in compliance with the SEC's position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

3. Purchase securities of other investment companies except as permitted by the 1940 Act, the rules and regulations thereunder or pursuant to an exemption therefrom.

4.       Purchase securities while its borrowing exceeds 5% of its total assets.

In addition:

5. The Strategic Income Bond Fund will invest at least 80% of its net assets in: (i) fixed income obligations issued by the U.S. Treasury and U.S. government agencies; (ii) mortgage-backed securities; and (iii) investment grade U.S. corporate debt.

6. The Value Fund will invest at least 80% of its net assets in U.S. common stocks of companies with medium to large capitalizations (in excess of $2 billion).

7. The Growth Fund will invest at least 80% of its net assets in U.S. common stocks of companies with medium to large capitalizations (in excess of $2 billion) whose sales and earnings are expected to grow at an above average rate.

8. The Burkenroad Fund will invest at least 80% of its net assets in common stocks and other equity securities of companies with small capitalizations (less than $2 billion) located or doing business in Alabama, Florida, Georgia, Louisiana, Mississippi and Texas.

The foregoing percentages are: (i) based on total assets for limitations 2, 3 and 4 and net assets for limitations 1, 5, 6, 7 and 8; (ii) will apply at the time of purchase of a security; and (iii) shall not be considered violated unless an excess or deficiency occurs or exists immediately after as a result of a purchase of a security.

The Prime Money Market Fund may not:

1. Purchase securities of any issuer (except securities of other investment companies, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities), if as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer or if the Fund would acquire more than 10% of the voting securities of such issuer; provided, however, that the Fund may invest up to 25% of its total net assets without regard to this restriction as permitted by Rule 2a-7 under the 1940 Act.

2. Borrow money in an amount exceeding 33 1/3% of the value of its total net assets, provided that, for purposes of this limitation, investment strategies that either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowing. Asset coverage of at least 300% is required for all borrowing, except where the Fund has borrowed money for temporary purposes in an amount not exceeding 5% of its total net assets.

3. Make loans if, as a result, more than 33 1/3% of its total net assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

4. Purchase or sell real estate, real estate limited partnership interests, physical commodities or commodities contracts, except that the Fund may purchase: (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

5. Hold illiquid securities in an amount exceeding, in the aggregate, 10% of the Fund's net assets.

Except with respect to the Prime Money Market Fund's policies concerning borrowing and illiquid securities, if a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in values or assets will not constitute a violation of such restriction. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances cause the Prime Money Market Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable.

THE ADVISER, TRANSFER AGENT AND CUSTODIAN

ADVISORY SERVICES. Horizon Advisers provides investment management services, personal trust, employee benefit, corporate trust and wealth management services. As of March 31, 2008, Horizon Advisers employed approximately 10 people and managed approximately $1 billion in assets. The Adviser is an unincorporated division of Hancock Bank and is a part of Hancock Bank's Trust Department. Hancock Bank is a wholly-owned subsidiary of Hancock Bank Holding Company, a bank holding company headquartered in Gulfport, Mississippi. Hancock Bank's banking activities date to 1899 when Hancock Bank opened its doors in Bay St. Louis with a capitalization of $10,000. As of March 31, 2008, Hancock Bank had total consolidated assets of approximately $6 billion and operated 164 banking offices. It offers commercial, consumer and mortgage loans and deposit services, as well as trust and fiduciary services, to individuals and middle market businesses in its respective market areas. The Adviser and Hancock Bank are responsible for the management of approximately $2.7 billion.

ADVISORY AGREEMENT WITH THE TRUST. The Trust and the Adviser have entered into an advisory agreement (the "Advisory Agreement") dated May 31, 2000, as amended and restated as of May 21, 2001, with respect to the Funds. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of misfeasance or negligence generally in the performance of its duties hereunder or its negligent disregard of its obligation and duties under the agreement.

The continuance of the Advisory Agreement, after the first two years, must be specifically approved at least annually: (i) by the vote of the Trustees; and
(ii) by the vote of a majority of the Trustees who are not parties to the Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Fund, by a majority of the outstanding shares of that Fund, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" have the same meaning of such terms in the 1940 Act).

For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate based on the average daily net assets of each Fund as follows: Treasury Securities Money Market Fund, 0.40%; Prime Money Market Fund, 0.20%; Strategic Income Bond Fund, 0.60%; Value Fund, 0.80%; Growth Fund, 0.80%; and Burkenroad Fund, 0.95%. The Funds' Adviser has contractually agreed to reduce its advisory fees and reimburse expenses to the extent necessary to keep net expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) from exceeding until May 31, 2009:

-------------------------------- --------------- ---------------- ---------------- ---------- ----------- -----------
                                                  INSTITUTIONAL    INSTITUTIONAL
FUND                              TRUST CLASS      SWEEP CLASS         CLASS        CLASS A    CLASS C     CLASS D
-------------------------------- --------------- ---------------- ---------------- ---------- ----------- -----------
Treasury Securities Money
Market Fund                          0.58%            0.83%              *           1.08%        *           *
-------------------------------- --------------- ---------------- ---------------- ---------- ----------- -----------
Prime Money Market Fund                *                *              0.23%           *          *           *
-------------------------------- --------------- ---------------- ---------------- ---------- ----------- -----------
Strategic Income Bond Fund           0.75%              *                *           1.00%      1.75%         *
-------------------------------- --------------- ---------------- ---------------- ---------- ----------- -----------
Burkenroad Fund                        *                *                *           1.40%        *         1.65%
-------------------------------- --------------- ---------------- ---------------- ---------- ----------- -----------

* This class is not offered for the indicated Fund.

In addition, if at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements for the Prime Money Market Fund, the Board may permit the Adviser to retain the difference between the total annual Fund operating expenses and 0.23% to recapture all or a portion of its prior reductions or reimbursements made during the preceding three-year period.

The Adviser has voluntarily agreed to reduce its fees and reimburse expenses to the extent necessary to keep total annual Fund operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) of Trust Class, Class A and Class C Shares of the Growth Fund and Value Fund from exceeding the following levels:

------------------------------- -------------- --------------- ----------------

FUND                             TRUST CLASS      CLASS A          CLASS C
------------------------------- -------------- --------------- ----------------
Growth Fund                         1.10%          1.35%            2.10%
------------------------------- -------------- --------------- ----------------
Value Fund                          1.10%          1.35%            2.10%
------------------------------- -------------- --------------- ----------------

These voluntary fee waivers remain in place as of the date of this SAI, but the Adviser may discontinue all or part of these waivers at any time.

The Adviser will not be required to bear expenses of any Fund of the Trust to an extent that would result in a Fund's inability to qualify as a regulated investment company (a "RIC") under provisions of the Internal Revenue Code of 1986, as amended.

For the fiscal years ended January 31, 2006, 2007 and 2008 the Funds paid the following advisory fees to the Adviser:

--------------------------------------------- ------------------------------------ -----------------------------------
                                                        FEES PAID (000'S)                  FEES WAIVED (000'S)
--------------------------------------------- ------------------------------------ -----------------------------------
FUND                                             2006         2007        2008        2006        2007        2008
--------------------------------------------- ----------- ------------- ---------- ----------- ----------- -----------
Treasury Securities Money Market Fund           $1,497       $1,669      $2,236       $266        $234        $78
--------------------------------------------- ----------- ------------- ---------- ----------- ----------- -----------
Prime Money Market Fund                           *           $62          $87         *          $62         $63
--------------------------------------------- ----------- ------------- ---------- ----------- ----------- -----------
Strategic Income Bond Fund                       $496         $579        $666        $132        $139        $99
--------------------------------------------- ----------- ------------- ---------- ----------- ----------- -----------
Value Fund                                       $716         $936       $1,214        $0          $0          $0
--------------------------------------------- ----------- ------------- ---------- ----------- ----------- -----------

--------------------------------------------- ------------------------------------ -----------------------------------
                                                        FEES PAID (000'S)                  FEES WAIVED (000'S)
--------------------------------------------- ------------------------------------ -----------------------------------
FUND                                             2006         2007        2008        2006        2007        2008
--------------------------------------------- ----------- ------------- ---------- ----------- ----------- -----------

Growth Fund                                      $501         $627        $762        $12          $0          $0
--------------------------------------------- ----------- ------------- ---------- ----------- ----------- -----------
Burkenroad Fund                                  $134         $213        $266        $59         $69         $61
--------------------------------------------- ----------- ------------- ---------- ----------- ----------- -----------

*    Not in operation during the period.

TRANSFER AGENCY SERVICES. Hancock Bank also serves as the Funds' transfer agent ("Transfer Agent") under a Transfer Agency and Service Agreement dated May 31, 2000 and amended May 31, 2002. Hancock Bank receives an annual fee of $20,000 per class per Fund on the first ten classes and $17,500 per class for any additional classes under the Transfer Agency and Service Agreement.

CUSTODIAN SERVICES. Hancock Bank acts as custodian (the "Custodian") of the Trust. The Custodian holds cash, securities and other assets of the Trust as required by the 1940 Act. Under the Custody Agreement dated May 31, 2000, the Trust shall pay Hancock Bank at an annual rate, based on each Fund's average daily net assets, of 0.03%, subject to a minimum of $250 per month per Fund.

SHAREHOLDER SERVICES. The Funds and Hancock Bank have also entered into a shareholder servicing agreement pursuant to which Hancock Bank provides certain shareholder services to Class A, Class C, Class D and Institutional Sweep shareholders (the "Service Plan"). Under the Service Plan, Hancock Bank may perform, or may compensate other service providers, including Hancock Investment Services, Inc., for performing the following shareholder services: maintaining client accounts; arranging for bank wires; responding to client inquiries concerning services provided on investments; assisting clients in changing dividend options, account designations and addresses; sub-accounting; providing information on share positions to clients; forwarding shareholder communications to clients; processing purchase, exchange and redemption orders; and processing dividend payments. Under the Service Plan, the Funds may pay Hancock Bank a fee at a rate of up to 0.25% annually of the average daily net assets of the Funds attributable to Class A, Class C, Class D and Institutional Sweep Shares subject to the arrangement for provision of shareholder and administrative services. Hancock Bank may retain as a profit any difference between the fee it receives and the amount it pays to third parties.

For the fiscal year ended January 31, 2008, the Funds paid the following shareholder servicing fees to Hancock Bank:

------------------------------------------------------------ ----------------------------------------------
FUND                                                                       FEES PAID (000'S)
------------------------------------------------------------ ----------------------------------------------
Treasury Securities Money Market Fund                                            $845
------------------------------------------------------------ ----------------------------------------------
Strategic Income Bond Fund                                                        $25
------------------------------------------------------------ ----------------------------------------------
Value Fund                                                                        $32
------------------------------------------------------------ ----------------------------------------------
Growth Fund                                                                       $24
------------------------------------------------------------ ----------------------------------------------
Burkenroad Fund                                                                   $17
------------------------------------------------------------ ----------------------------------------------

THE PORTFOLIO MANAGERS

Except for the Treasury Securities Money Market Fund and the Prime Money Market Fund, this section includes information about the Funds' portfolio managers, including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

COMPENSATION. The Adviser compensates the Funds' portfolio managers for their management of the Funds. Each of the Fund's portfolio managers' compensation consists of a base salary and a discretionary cash bonus, which is based on the percentile ranking of each Fund relative to its Lipper Classification's 1-, 3- and 5-year pre-tax performance history. In addition, the parent company of the Adviser, Hancock Bank, may award stock options and restricted stock based on a portfolio manager's tenure and overall performance and the overall success of the Bank. A portfolio manager's base salary is determined at the time of employment and may increase throughout employment.

FUND SHARES OWNED BY PORTFOLIO MANAGERS. The following table shows the dollar amount range of each portfolio manager's "beneficial ownership" of shares of the Funds. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities and Exchange Act of 1934 (the "1934 Act").

-------------------------------------------------------- ------------------------------------------------------------------
NAME                                                                     DOLLAR RANGE OF FUND SHARES OWNED*
-------------------------------------------------------- ------------------------------------------------------------------
David Lundgren                                                          $10,001 - $50,000 (Burkenroad Fund)
                                                                         $50,001 - $100,000 (Growth Fund)
                                                                          $50,001 - $100,000 (Value Fund)
-------------------------------------------------------- ------------------------------------------------------------------
John Portwood                                                           $10,001 - $50,000 (Burkenroad Fund)
                                                                          $50,001 - $100,000 (Value Fund)
-------------------------------------------------------- ------------------------------------------------------------------
Jeffery Tanguis                                                    $10,000-$50,000 (Strategic Income Bond Fund)
-------------------------------------------------------- ------------------------------------------------------------------

*    Valuation date is January 31, 2008.

OTHER ACCOUNTS. In addition to the Funds, certain portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. None of the accounts listed below are subject to a performance-based advisory fee. The information provided below is as of January 31, 2008.

---------------------- -------------------------------- ---------------------------------- --------------------------------
                                 REGISTERED
                            INVESTMENT COMPANIES                  OTHER POOLED
        NAME                (EXCLUDING THE FUNDS)              INVESTMENT VEHICLES                 OTHER ACCOUNTS
---------------------- -------------------------------- ---------------------------------- --------------------------------
                         NUMBER OF                         NUMBER OF                         NUMBER OF
                          ACCOUNTS      TOTAL ASSETS        ACCOUNTS       TOTAL ASSETS       ACCOUNTS      TOTAL ASSETS
---------------------- --------------- ---------------- ----------------- ---------------- --------------- ----------------
David Lundgren               0               $0                0                $0              325         $432 million
---------------------- --------------- ---------------- ----------------- ---------------- --------------- ----------------
Jeffery Tanguis              0               $0                0                $0              149         $916 million
---------------------- --------------- ---------------- ----------------- ---------------- --------------- ----------------
John Portwood                0               $0                0                $0              102         $135 million
---------------------- --------------- ---------------- ----------------- ---------------- --------------- ----------------

CONFLICTS OF INTERESTS. The portfolio managers' management of "other accounts" may give rise to potential conflicts of interest in connection with their management of the Funds' investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as a Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. Another potential conflict could include the portfolio managers' knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

THE ADMINISTRATOR

GENERAL. SEI Investments Global Funds Services (the "Administrator"), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI

Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of fund valuation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

ADMINISTRATION AGREEMENT WITH THE TRUST. The Trust and the Administrator have entered into an administration agreement (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities.

Pursuant to a schedule to the Administration Agreement, the Administrator also serves as the shareholder servicing agent for each Fund whereby the Administrator provides certain shareholder services to the Funds.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

ADMINISTRATION FEES PAID TO THE ADMINISTRATOR. The Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. For these administrative services, the Administrator is entitled to a fee, which is detailed below in the following schedule:


  -------------------------------------- ------------------------------------
         FEE (AS A PERCENTAGE OF
     AGGREGATE AVERAGE ANNUAL ASSETS)           AGGREGATE TRUST ASSETS
  -------------------------------------- ------------------------------------
                  0.125%                          First $350 million
  -------------------------------------- ------------------------------------
                  0.10%                           Next $400 million
  -------------------------------------- ------------------------------------
                  0.08%                           Next $750 million
  -------------------------------------- ------------------------------------

The foregoing fee is subject to a minimum annual fee of $400,000, subject to the following qualifications:

o For each Fund opened hereafter, the minimum annual fee will be increased by $75,000; and

o For each additional class of shares of a Fund established after the initial three (3) classes of shares per Fund, the minimum annual fee will be increased by $10,000.

o The Administrator has voluntarily agreed to limit its fee charged to the Prime Money Market Fund to 0.06% of the Fund's daily net assets. The Administrator intends to continue its voluntary waiver, but may discontinue it at any time without notice.

The Trust is separately charged $8 per call for each incoming and outgoing investor service call. Further, if the Trust opens a Fund or a class directed toward retail investors, the Trust's use of the Administrator's Voice Response Unit at the then-prevailing fee.

For the fiscal years ended January 31, 2006, 2007 and 2008, the Administrator received the following fees:

---------------------------------------------------- ------------------------------------ ------------------------------------

                                                              FEES PAID (000'S)                   FEES WAIVED (000'S)
---------------------------------------------------- ------------- ----------- ---------- ----------- ----------- ------------
FUND                                                     2006         2007       2008        2006        2007        2008
---------------------------------------------------- ------------- ----------- ---------- ----------- ----------- ------------

Treasury Securities Money Market Fund                    $427         $477       $575         $0          $0          $0
---------------------------------------------------- ------------- ----------- ---------- ----------- ----------- ------------

Prime Money Market Fund                                   *           $19         $45         *           $0          $19
---------------------------------------------------- ------------- ----------- ---------- ----------- ----------- ------------

Strategic Income Bond Fund                               $94          $110       $114         $0          $0          $0
---------------------------------------------------- ------------- ----------- ---------- ----------- ----------- ------------
                                                                                 $156                     $0          $0
Value Fund                                               $102         $134                    $0
---------------------------------------------------- ------------- ----------- ---------- ----------- ----------- ------------
                                                                                  $98                     $0          $0
Growth Fund                                              $71          $90                     $0
---------------------------------------------------- ------------- ----------- ---------- ----------- ----------- ------------

Burkenroad Fund                                          $16          $26         $29         $0          $0          $0
---------------------------------------------------- ------------- ----------- ---------- ----------- ----------- ------------

*    Not in operation during the period.

THE DISTRIBUTOR

GENERAL. SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI, and the Trust are parties to a distribution agreement dated May 31, 2000 ("Distribution Agreement"). The principal business address of the Distributor is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not "interested persons" of the Trust and have no direct or indirect financial interest in the operation of the plan or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act), and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Fund, by a majority of the outstanding shares of that Fund, upon not more than 60 days' written notice by either party. The Distribution Agreement provides that the Distributor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

THE DISTRIBUTION PLAN. The Distribution Plan (the "Plan") provides that Class A Shares of the Treasury Securities Money Market Fund pay the Distributor a maximum annual fee of 0.25%, Class C Shares of the Strategic Income Bond Fund, Value Fund and Growth Fund each pay the Distributor a maximum annual fee of 0.75%, and Class D Shares of the Burkenroad Fund pay the Distributor a maximum annual fee of 0.25%, respectively, of the average daily net assets of the shares. Under the Plan, the Distributor may make payments pursuant to written agreements to financial institutions and intermediaries such as banks, savings and loan associations and insurance companies including, without limit, investment counselors, broker-dealers and the Distributor's affiliates and subsidiaries (collectively, "Agents") as compensation for services and reimbursement of expenses incurred in connection with distribution assistance. The Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution expenses incurred by the Distributor or the amount of payments made to other financial institutions and intermediaries. The Trust intends to operate the Plan in accordance with its terms and with the Financial Industry Regulatory Authority ("FINRA") rules concerning sales charges.

The Trust has adopted the Plan in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons (as defined by the 1940 Act) of any party to the Distribution Agreement and who have no direct or indirect financial interest in the operation of the Plan, or in any agreement related to the Plan ("Qualified Trustees"). The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares of the affected Fund(s). All material amendments of the Plan will require approval by a majority of the Trustees of the Trust and of the Qualified Trustees.

For the fiscal years ended January 31, 2006, 2007 and 2008, the Funds paid the Distributor the following fees:

--------------------------------------------------     -------------------------------------------------------------------------
                                                                                                     12B-1 FEES
                                                                 12B-1 FEES PAID                  RETAINED BY DISTRIBUTOR
                                                       ----------------------------------     ----------------------------------
FUND                                                     2006         2007         2008         2006        2007       2008
--------------------------------------------------     --------     --------     --------     --------     --------     --------
Treasury Securities  Money Market Fund                 $310,308     $453,210     $714,374     $      0     $      0     $      0
(Class A)
--------------------------------------------------     --------     --------     --------     --------     --------     --------
Strategic Income Bond Fund (Class C)                   $    986     $    954     $    920     $      0     $      0     $      0
--------------------------------------------------     --------     --------     --------     --------     --------     --------
Value Fund (Class C)                                   $  4,336     $  7,077     $ 15,385     $     11     $      3     $     15
--------------------------------------------------     --------     --------     --------     --------     --------     --------
Growth Fund (Class C)                                  $  3,179     $  3,996     $  3,117     $      0     $      0     $      0
--------------------------------------------------     --------     --------     --------     --------     --------     --------
Burkenroad Fund (Class D)                              $  9,937     $ 16,226     $ 17,944     $      8     $     12     $     29
--------------------------------------------------     --------     --------     --------     --------     --------     --------

DEALER REALLOWANCES. Except for the Treasury Securities Money Market Fund, Class A Shares of the Funds are sold subject to a front-end sales charge as described in the prospectus. Selling dealers are normally reallowed 100% of the sales charge by the Distributor. The following table shows the amount of the front-end sales charge that is reallowed to dealers as a percentage of the offering price of Class A Shares.

--------------------------------- -----------------------------------------------------------------------------------
              FUND                               DEALER REALLOWANCE AS A PERCENTAGE OF OFFERING PRICE
--------------------------------- -----------------------------------------------------------------------------------
                                               $50,000                      $250,000      $500,000
                                              but less       $100,000       but less      but less
                                  Less than     than      but less than       than          than        $1,000,000
                                   $50,000     $100,000      $250,000       $500,000     $1,000,000      and over
--------------------------------- ----------- ----------- --------------- ------------- ------------- ---------------
Strategic Income Bond Fund          4.00%       3.25%         2.50%          1.75%         1.50%           None
--------------------------------- ----------- ----------- --------------- ------------- ------------- ---------------
Value Fund                          5.25%       4.50%         3.50%          2.50%         2.00%           None
--------------------------------- ----------- ----------- --------------- ------------- ------------- ---------------
Growth Fund                         5.25%       4.50%         3.50%          2.50%         2.00%           None
--------------------------------- ----------- ----------- --------------- ------------- ------------- ---------------
Burkenroad Fund                     5.25%       4.50%         3.50%          2.50%         2.00%           None
--------------------------------- ----------- ----------- --------------- ------------- ------------- ---------------

Dealers that are reallowed the entire amount of the sales charge may be deemed to be underwriters within the meaning of the 1933 Act for the purposes of assessing civil liability.


PAYMENTS TO FINANCIAL INTERMEDIARIES

The Adviser and/or its affiliates, at their discretion, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Funds, their service providers or their respective affiliates, as incentives to help market and promote the Funds and/or in recognition of their distribution, marketing, administrative services, and/or processing support.

These additional payments may be made to financial intermediaries that sell Fund shares or provide services to the Funds, the Distributor or shareholders of the Funds through the financial intermediary's retail distribution channel and/or fund supermarkets. Payments may also be made through the financial intermediary's retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing a Fund in a financial intermediary's retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about the Funds; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

The Adviser and/or its affiliates may also make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in the Fund by financial intermediaries' customers, a flat fee or other measures as determined from time to time by the Adviser and/or its affiliates. A significant purpose of these payments is to increase the sales of Fund shares, which in turn may benefit the Adviser through increased fees as Fund assets grow.

SHAREHOLDER SERVICES

The Funds have entered into shareholder servicing agreements with third-party service providers (including Hancock Bank as described above under "The Adviser, Transfer Agent and Custodian") pursuant to which the service providers provide certain shareholder services to Class A, Class C, Class D and Institutional Sweep Class shareholders (the "Service Plan"). Under the Service Plan, service providers may perform, or may compensate other service providers for performing, the following shareholder services: maintaining client accounts; arranging for bank wires; responding to client inquiries concerning services provided on investments; assisting clients in changing dividend options, account designations and addresses; sub-accounting; providing information on share positions to clients; forwarding shareholder communications to clients; processing purchase, exchange and redemption orders; and processing dividend payments. Under the Service Plan, the Funds may pay service providers a fee at a rate of up to a maximum of 0.25% annually of the average daily net assets of the Funds attributable to Class A, Class C, Class D and Institutional Sweep Class Shares, respectively, subject to the arrangement for provision of shareholder and administrative services.

For the fiscal years ended January 31, 2006, 2007 and 2008, the Funds paid the following shareholder servicing fees:

------------------------------------------------------------ ----------------------------------------------
                                                                           FEES PAID (000'S)
                                                             --------------- ---------------- -------------
FUND                                                              2006            2007            2008
------------------------------------------------------------ --------------- ---------------- -------------
Treasury Securities Money Market Fund                            $650             $700            $939
------------------------------------------------------------ --------------- ---------------- -------------
Strategic Income Bond Fund                                        $25              $36            $51
------------------------------------------------------------ --------------- ---------------- -------------
Value Fund                                                        $68             $111            $163
------------------------------------------------------------ --------------- ---------------- -------------
Growth Fund                                                       $53              $78            $101
------------------------------------------------------------ --------------- ---------------- -------------
Burkenroad Fund                                                   $35              $56            $70
------------------------------------------------------------ --------------- ---------------- -------------

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, Two Commerce Square, 2001 Market Street, Philadelphia, Pennsylvania 19103, serves as independent registered public accounting firm for the Funds. Ernst & Young LLP performs annual audits of the Funds' financial statements and provides other audit-related services.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103-2921, serves as legal counsel to the Trust.

TRUSTEES AND OFFICERS OF THE TRUST

BOARD RESPONSIBILITIES. The management and affairs of the Trust and the Funds are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. Each Trustee is responsible for overseeing the Funds and each of the Trust's other series, which includes funds not described in this SAI. The Trustees have approved contracts, as described above, under which certain companies provide essential management services to the Trust.

MEMBERS OF THE BOARD. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and principal occupations for the last five years of each of the persons currently serving as a Trustee of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

---------------------------- ---------------------- ----------------------------- ------------------------------------------
                                    POSITION
                                   WITH TRUST                PRINCIPAL                         OTHER
              NAME AND             AND LENGTH               OCCUPATIONS                    DIRECTORSHIPS
           DATE OF BIRTH            OF TERM               IN PAST 5 YEARS                      HELD
----------------------------------------------------------------------------------------------------------------------------
         INTERESTED TRUSTEES
---------------------------- ---------------------- ----------------------------- ------------------------------------------
Robert Nesher                Chairman of the        SEI employee 1974 to          Trustee of The Advisors' Inner Circle
(08/17/46)                   Board of Trustees*     present; currently            Fund, Bishop Street Funds, SEI Daily
                             (since 1991)           performs various services     Income Trust, SEI Institutional
                                                    on behalf of SEI              International Trust, SEI Institutional
                                                    Investments for which Mr.     Investments Trust, SEI Institutional
                                                    Nesher is compensated.        Managed Trust, SEI Liquid Asset Trust,
                                                    President and Director of     SEI Asset Allocation Trust and SEI Tax
                                                    SEI Opportunity Fund, L.P.    Exempt Trust. Director of SEI Global

---------------------------- ---------------------- ----------------------------- ------------------------------------------
                                    POSITION
                                   WITH TRUST                PRINCIPAL                         OTHER
              NAME AND             AND LENGTH               OCCUPATIONS                    DIRECTORSHIPS
           DATE OF BIRTH            OF TERM               IN PAST 5 YEARS                      HELD
----------------------------------------------------------------------------------------------------------------------------
         INTERESTED TRUSTEES
---------------------------- ---------------------- ----------------------------- ------------------------------------------
                                                    and SEI Structured Credit     Master Fund plc, SEI Global Assets Fund
                                                    Fund, LP. President and       plc, SEI Global Investments Fund plc,
                                                    Chief Executive Officer of    SEI Investments--Global Funds Services,
                                                    SEI Alpha Strategy            Limited, SEI Investments Global,
                                                    Portfolios, LP, June 2007     Limited, SEI Investments (Europe) Ltd.,
                                                    to present.                   SEI Investments--Unit Trust Management
                                                                                  (UK) Limited, SEI Multi-Strategy Funds PLC,
                                                                                  SEI Global Nominee Ltd. and SEI Alpha
                                                                                  Strategy Portfolios, LP.
---------------------------- ---------------------- ----------------------------- ------------------------------------------
William M. Doran             Trustee*                Self-Employed Consultant     Trustee of The Advisors' Inner Circle
(05/26/40)                   (since 1992)           since 2003. Partner at        Fund, Bishop Street Funds, SEI Daily
                                                    Morgan, Lewis & Bockius LLP   Income Trust, SEI Institutional
                                                    (law firm) from 1976 to       International Trust, SEI Institutional
                                                    2003. Counsel to the Trust,   Investments Trust, SEI Institutional
                                                    SEI Investments, SIMC, the    Managed Trust, SEI Liquid Asset Trust,
                                                    Administrator and the         SEI Asset Allocation Trust and SEI Tax
                                                    Distributor.                  Exempt Trust. Director of SEI Alpha
                                                                                  Strategy Portfolios, LP since June 2007.
                                                                                  Director of SEI Investments (Europe),
                                                                                  Limited, SEI Investments--Global Funds
                                                                                  Services, Limited, SEI Investments
                                                                                  Global, Limited, SEI Investments (Asia),
                                                                                  Limited and SEI Asset Korea Co., Ltd.
                                                                                  Director of the Distributor since 2003.
----------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
---------------------------- --------------------- ------------------------------ ------------------------------------------
Charles E. Carlbom           Trustee               Self-Employed Business         Trustee of The Advisors' Inner Circle
(08/20/34)                   (since 2005)          Consultant, Business           Fund and Bishop Street Funds; Board
                                                   Projects Inc. since 1997.      Member, Oregon Transfer Co., and O.T.
                                                                                  Logistics, Inc.
---------------------------- --------------------- ------------------------------ ------------------------------------------
John K. Darr                  Trustee               CEO, Office of Finance,        Trustee of The Advisors' Inner Circle
(08/17/44)                    (since 2008)          FHLBanks, from 1992 to 2007.   Fund II and Bishop Street Funds.
                                                                                  Director of Federal Home Loan Bank of
                                                                                  Pittsburgh and Manna, Inc.
---------------------------- --------------------- ------------------------------ ------------------------------------------
Mitchell A. Johnson          Trustee               Retired.                       Trustee of The Advisors' Inner Circle
(03/01/42)                   (since 2005)                                         Fund, Bishop Street Funds, SEI Asset
                                                                                  Allocation Trust, SEI Daily Income
                                                                                  Trust, SEI Institutional International
                                                                                  Trust, SEI Institutional Managed Trust,
                                                                                  SEI Institutional Investments Trust, SEI
                                                                                  Liquid Asset Trust, SEI Tax Exempt Trust

---------------------------- ---------------------- ----------------------------- ------------------------------------------
                                    POSITION
                                   WITH TRUST                PRINCIPAL                         OTHER
              NAME AND             AND LENGTH               OCCUPATIONS                    DIRECTORSHIPS
           DATE OF BIRTH            OF TERM               IN PAST 5 YEARS                      HELD
----------------------------------------------------------------------------------------------------------------------------
         INTERESTED TRUSTEES
---------------------------- ---------------------- ----------------------------- ------------------------------------------
                                                                                  and SEI Alpha Strategy Portfolios, LP.
                                                                                  Director, Federal Agricultural Mortgage
                                                                                  Corporation (Farmer Mac) since 1997.
---------------------------- --------------------- ------------------------------ ------------------------------------------
Betty L. Krikorian           Trustee               Self-Employed Legal and        Trustee of The Advisors' Inner Circle
(01/23/43)                   (since 2005)          Financial Services             Fund and Bishop Street Funds.
                                                   Consultant since 2003.
                                                   Counsel (in-house) for
                                                   State Street Bank from
                                                   1995 to 2003.
---------------------------- --------------------- ------------------------------ ------------------------------------------
James M. Storey              Trustee                Attorney, Solo Practitioner   Trustee/Director of The Advisors' Inner
(04/12/31)                   (since 1994)          since 1994.                    Circle Fund, Bishop Street Funds, U.S.
                                                                                  Charitable Gift Trust, SEI Daily Income
                                                                                  Trust, SEI Institutional International
                                                                                  Trust, SEI Institutional Investments
                                                                                  Trust, SEI Institutional Managed Trust,
                                                                                  SEI Liquid Asset Trust, SEI Asset
                                                                                  Allocation Trust, SEI Tax Exempt Trust
                                                                                  and SEI Alpha Strategy Portfolios, LP.
---------------------------- --------------------- ------------------------------ ------------------------------------------
George J. Sullivan, Jr.      Trustee                Self-employed Consultant,     Trustee/Director of State Street, The
(11/13/42)                   (since 1999)          Newfound Consultants Inc.      Advisors' Inner Circle Fund, Bishop
                                                   since April 1997.              Street Funds, Navigator Securities
                                                                                  Lending Trust, SEI Opportunity Fund,
                                                                                  L.P., SEI Structured Credit Fund, LP,
                                                                                  SEI Daily Income Trust, SEI
                                                                                  Institutional International Trust, SEI
                                                                                  Institutional Investments Trust, SEI
                                                                                  Institutional Managed Trust, SEI Liquid
                                                                                  Asset Trust, SEI Asset Allocation Trust,
                                                                                  SEI Tax Exempt Trust, SEI Alpha Strategy
                                                                                  Portfolios, LP and SEI Mutual Funds
                                                                                  Canada.
---------------------------- --------------------- ------------------------------ ------------------------------------------

* Denotes Trustees who may be deemed to be "interested" persons of the Funds as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

BOARD COMMITTEES.  The Board has established the following standing committees:

o AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as each fund's independent registered public accounting firm and whether to terminate this relationship; reviewing the independent registered public accounting firm's compensation, the proposed scope and terms of its engagement, and the firm's independence; pre-approving audit and non-audit services provided by each fund's independent registered public accounting firm to the Trust and certain other affiliated entities; serving as a channel of communication between the independent registered public accounting firm and the Trustees; reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm's opinion, any related management letter, management's responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing each fund's audited financial statements and considering any significant disputes between the Trust's management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accounting firm and the Trust's senior internal accounting executive, if any, the independent registered public accounting firms' reports on the adequacy of the Trust's internal financial controls; reviewing, in consultation with each fund's independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing each fund's financial statements; and other audit related matters. Messrs. Carlbom, Johnson, Storey, Sullivan and Ms. Krikorian currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met 3 times during the most recently completed fiscal year.

o FAIR VALUE PRICING COMMITTEE. The Board has a standing Fair Value Pricing Committee that is composed of at least one Trustee and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibility of the Fair Value Pricing Committee is to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. Mr. Nesher, interested trustee, currently serves as the Board's delegate on the Fair Value Pricing Committee. The Fair Value Pricing Committee meets periodically, as necessary, and met 3 times during the most recently completed fiscal year.

o NOMINATING COMMITTEE. The Board has a standing Nominating Committee that is composed of each of the independent Trustees of the Trust. The Nominating Committee operates under a written charter approved by the Board. The principal responsibility of the Nominating Committee is to consider, recommend and nominate candidates to fill vacancies on the Trust's Board, if any. The Nominating Committee will consider nominees recommended by shareholders if such recommendations are submitted in writing and addressed to the Nominating Committee at the Trust's offices. Ms. Krikorian and Messrs. Carlbom, Johnson, Storey, and Sullivan currently serve as members of the Nominating Committee. The Nominating Committee meets periodically, as necessary, and did not meet during the most recently completed fiscal year.

FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of the Funds as of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

------------------ --------------------------------------------------------- ---------------------------------------
NAME                                                                                   AGGREGATE DOLLAR RANGE OF
NAME                                 DOLLAR RANGE OF FUND SHARES*                        SHARES (ALL FUNDS)*
---------------------------------------------------------------------------- ---------------------------------------
         INTERESTED TRUSTEES
------------------ --------------------------------------------------------- ---------------------------------------
Nesher                                       None                                             None
------------------ --------------------------------------------------------- ---------------------------------------
Doran                                        None                                             None
--------------------------------------------------------------------------------------------------------------------
         INDEPENDENT TRUSTEES
------------------ --------------------------------------------------------- ---------------------------------------
Carlbom                                      None                                             None
------------------ --------------------------------------------------------- ---------------------------------------
Darr                                         None                                             None
------------------ --------------------------------------------------------- ---------------------------------------
Johnson                                      None                                             None
------------------ --------------------------------------------------------- ---------------------------------------
Krikorian                                    None                                             None
------------------ --------------------------------------------------------- ---------------------------------------
Storey                                       None                                             None
------------------ --------------------------------------------------------- ---------------------------------------
Sullivan                                     None                                             None
------------------ --------------------------------------------------------- ---------------------------------------

*    Valuation date is January 31, 2008

BOARD COMPENSATION. The Trust paid the following fees to the Trustees during its most recently completed fiscal year.

========================= =================== ====================== ==================== =========================================
                                               PENSION OR RETIREMENT    ESTIMATED ANNUAL
                                                BENEFITS ACCRUED AS
                                AGGREGATE      PART OF FUND EXPENSES     BENEFITS UPON        TOTAL COMPENSATION FROM THE TRUST AND
NAME                           COMPENSATION                                RETIREMENT                    FUND COMPLEX**
========================= =================== ====================== ==================== =========================================
   Robert A. Nesher*              $0                  $0                     $0                $0 for service on one (1) board
========================= =================== ====================== ==================== =========================================
   William M. Doran*              $0                  $0                     $0                $0 for service on one (1) board
========================= =================== ====================== ==================== =========================================
   Charles E. Carlbom         $13,016.00              $0                     $0            $13,016.00 for service on one (1) board
========================= =================== ====================== ==================== =========================================
      John K. Darr                $0                  $0                     $0                $0 for service on one (1) board
========================= =================== ====================== ==================== =========================================
  Mitchell A. Johnson         $13,016.00              $0                     $0            $13,016.00 for service on one (1) board
========================= =================== ====================== ==================== =========================================
   Betty L. Krikorian         $13,016.00              $0                     $0            $13,016.00 for service on one (1) board
========================= =================== ====================== ==================== =========================================
    James M. Storey           $10,293.00              $0                     $0            $10,293.00 for service on one (1) board
========================= =================== ====================== ==================== =========================================
   George J. Sullivan         $13,016.00              $0                     $0            $13,016.00 for service on one (1) board
========================= =================== ====================== ==================== =========================================

*    A Trustee who is an "interested person" as defined by the 1940 Act.
**   The Trust is the only investment company in the "Fund Complex."


TRUST OFFICERS. Set forth below are the names, dates of birth, position with the Trust, and principal occupations for the last five years of each of the persons currently serving as the Executive Officers of the Trust. Unless otherwise noted, the business address of each officer is SEI Investments Company, One

Freedom Valley Drive, Oaks, Pennsylvania 19456. The Chief Compliance Officer is the only officer who receives compensation from the Trust for his services.

Certain officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or its affiliates act as investment manager, administrator or distributor.

-------------------------- -------------------- ---------------------------------------------------------- --------------------
                              POSITION WITH
        NAME AND            TRUST AND LENGTH                   PRINCIPAL OCCUPATIONS                              OTHER
      DATE OF BIRTH              OF TERM                          IN PAST 5 YEARS                           DIRECTORSHIPS HELD
-------------------------- -------------------- ---------------------------------------------------------- --------------------
Philip T. Masterson             President       Managing Director of SEI Investments since 2006. Vice      None.
(03/12/64)                    (since 2008)      President and Assistant Secretary of the Administrator
                                                from 2004 to 2006.  General Counsel of Citco Mutual Fund
                                                Services from 2003 to 2004. Vice President and Associate
                                                Counsel for the Oppenheimer Funds from 2001 to 2003.
-------------------------- -------------------- ---------------------------------------------------------- --------------------
Michael Lawson               Controller and     Director of Fund Accounting since July 2005. Manager of    None.
(10/8/60)                    Chief Financial    Fund Accounting at SEI Investments AVP from April 1995
                                 Officer        through July 2005, excluding February 1998 through
                               (since 2005)     October 1998.
-------------------------- -------------------- ---------------------------------------------------------- --------------------
Russell Emery               Chief Compliance    Chief Compliance Officer of SEI Structured Credit Fund,    None.
(12/18/62)                       Officer        LP and SEI Alpha Strategy Portfolios, LP since June
                              (since 2006)      2007. Chief Compliance Officer of SEI Opportunity Fund,
                                                L.P., SEI Institutional Managed Trust, SEI Asset
                                                Allocation Trust, SEI Institutional International Trust,
                                                SEI Institutional Investments Trust, SEI Daily Income
                                                Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust
                                                since March 2006. Director of Investment Product
                                                Management and Development, SEI Investments, since
                                                February 2003; Senior Investment Analyst - Equity Team,
                                                SEI Investments, from March 2000 to February 2003.
-------------------------- -------------------- ---------------------------------------------------------- --------------------
Carolyn Mead               Vice President and   Counsel at SEI Investments since 2007. Associate at        None.
(07/08/57)                      Secretary       Stradley, Ronon, Stevens & Young from 2004 to 2007.
                              (since 2007)      Counsel at ING Variable Annuities from 1999 to 2002.
-------------------------- -------------------- ---------------------------------------------------------- --------------------
Timothy D. Barto           Vice President and   General Counsel and Secretary of SIMC and the              None.
(03/28/68)                      Assistant       Administrator since 2004.  Vice President of SIMC and
                                Secretary       the Administrator since 1999. Vice President and
                              (since 1999)      Assistant Secretary of SEI Investments since 2001.
                                                Assistant Secretary of SIMC, the Administrator and the
                                                Distributor, and Vice President of the Distributor from
                                                1999 to 2003.
-------------------------- -------------------- ---------------------------------------------------------- --------------------
James Ndiaye                 Vice President     Vice President and Assistant Secretary of SIMC since       None.
(09/11/68)                    and Assistant     2005.  Vice President at Deutsche Asset Management from
                                Secretary       2003 to 2004.  Associate at Morgan, Lewis & Bockius LLP
                              (since 2004)      from 2000 to 2003.
-------------------------- -------------------- ---------------------------------------------------------- --------------------
Sofia A. Rosala              Vice President     Vice President and Assistant Secretary of SIMC and the     None.
(02/01/74)                    and Assistant     Administrator since 2005.  Compliance Officer at SEI
                                Secretary       Investments from 2001 to 2004.
                              (since 2006)
-------------------------- -------------------- ---------------------------------------------------------- --------------------

-------------------------- -------------------- ---------------------------------------------------------- --------------------
                              POSITION WITH
        NAME AND            TRUST AND LENGTH                   PRINCIPAL OCCUPATIONS                              OTHER
      DATE OF BIRTH              OF TERM                          IN PAST 5 YEARS                           DIRECTORSHIPS HELD
-------------------------- -------------------- ---------------------------------------------------------- --------------------
Joseph Gallo                 Vice President     Attorney for SEI Investments since 2007. Associate         None.
(04/29/73)                    and Assistant     Counsel at ICMA-RC from 2004 to 2007.  Assistant
                                Secretary       Secretary of The VantageTrust Company in 2007.
                              (since 2007)      Assistant Secretary of The Vantagepoint Funds from 2006
                                                to 2007. Investigator, U.S. Department of Labor from
                                                2002 to 2004.
-------------------------- -------------------- ---------------------------------------------------------- --------------------
Andrew S. Decker               AML Officer      Compliance Officer and Product Manager of SEI              None.
(08/22/63)                    (since 2008)      Investments since 2005. Vice President of Old Mutual
                                                Capital from 2000 to 2005.
-------------------------- -------------------- ---------------------------------------------------------- --------------------

PURCHASING SHARES

Purchases and redemptions may be made through the Distributor on a day on which the New York Stock Exchange ("NYSE") (and/or the Federal Reserve for the Money Market Funds) and Hancock Bank are open for business (a "Business Day"). Shares of the Funds are offered on a continuous basis. Currently, the Funds are closed for business when the following holidays are observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, the Tuesday before Ash Wednesday ("Mardi Gras"), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas.

REDEEMING SHARES

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by a Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. The Trust has obtained an exemptive order from the SEC that permits a Fund to make in-kind redemptions to those shareholders of the Fund that are affiliated with the Trust solely by their ownership of a certain percentage of the Trust's investment portfolios.

A shareholder will at all times be entitled to aggregate cash redemptions from all Funds of the Trust during any 90-day period of up to the lesser of $250,000 or 1% of the Trust's net assets.

Each Fund reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which the disposal or valuation of a Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. Each Fund also reserves the right to suspend sales of shares of any Fund for any period during which the NYSE, the Adviser, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

Trading takes place in various markets on days that are not Business Days and the Funds' net asset values are not calculated. As a result, events affecting the values of the Funds' securities that occur between the time their prices are determined and the close of the NYSE will not be reflected in a Funds' calculation of net asset values unless the Adviser determines that the particular event may materially affect net asset value, in which case an adjustment will be made.

DETERMINATION OF NET ASSET VALUE

GENERAL POLICY. Each of the Funds adheres to Section 2(a)(41) of, and Rule 2a-4 under, the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith using methods approved by the Trust's Board of Trustees. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

EQUITY SECURITIES. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at the official closing price or the last quoted sale price on the principal exchange or market (foreign or domestic) on which they are traded on valuation date (or at 4:00 p.m., Eastern Time if a security's principal exchange is normally open at that time). If there is no official closing price and there is no such reported sale on the valuation date, the security is valued at the most recent quoted bid price. If such prices are not available or determined to not represent the fair value of the security as of a Funds pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Trust's Board of Trustees.

MONEY MARKET SECURITIES AND OTHER DEBT SECURITIES. If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available, the security will be valued at fair value as determined in good faith using methods approved by the Trust's Board of Trustees.

USE OF THIRD-PARTY INDEPENDENT PRICING AGENTS. Pursuant to contracts with the Trust's Administrator, market prices for most securities held by the Funds are provided daily by third-party independent pricing agents that are approved by the Board of Trustees of the Trust. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

TAXES

The following is only a summary of certain federal income tax considerations generally affecting a Fund and its shareholders that are not described in the Funds' prospectuses. No attempt is made to present a detailed explanation of the tax treatment of a Fund or its shareholders, and the discussion here and in the Funds' prospectuses is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state and local tax liabilities.

FEDERAL INCOME TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS. The following general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

QUALIFICATIONS AS A REGULATED INVESTMENT COMPANY. Each Fund intends to qualify and elects to be treated as a RIC under Subchapter M of the Code. By following such a policy, each Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. The Board reserves the right not to maintain the qualification of the Fund as a RIC if it determines such course of action to be beneficial to shareholders.

In order to be taxable as a RIC, the Fund must distribute at least 90% of its net investment income (which, includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of a Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or certain other income and net income derived from interests in qualified publicly traded partnerships; (ii) at the close of each quarter of each Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of each Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer, the securities (other than the securities of other RICs) of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or business, or the securities of one or more qualified publicly traded partnerships.

Although each Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, each Fund will be subject to federal income taxation to the extent any such income or gains are not distributed.

If a Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends or as qualified dividend income to the extent of the Fund's current and accumulated earnings and profits. In this event, distributions generally will be eligible for the dividends-received deduction for corporate shareholders or, in the case of qualified dividend income, for reduced tax rates for individual taxpayers.

Each Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to a Fund and/or defer a Fund's ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed to you by a Fund.

A Fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions of net short-term capital gains will be taxable to you as ordinary income. Distributions of net long-term capital gains will be taxable to you as long-term capital gain regardless of how long you have held your shares. Distributions by a Fund of investment company taxable income (excluding net short-term capital gains), if any, whether received in cash or additional shares, will be taxable to you as ordinary income (to the extent of the current or accumulated earnings and profits of the Fund) or as qualified dividend income (eligible for the reduced maximum rate to individuals of generally 15% (5% for individuals in lower tax brackets)) to the extent that the Fund receives qualified dividend income. Qualified dividend income is, in general, subject to certain holding period requirements and other requirements, dividend income from taxable domestic corporations and certain foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). Under current law, the lower tax rates applicable to qualified dividend income will not apply in taxable years beginning after December 31, 2010.

A Fund will inform you of the amount of your ordinary income dividends, qualified dividend income, and capital gain distributions, if any, at the time they are paid and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, a Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

For corporate investors in some of the Funds, dividend distributions that a Fund designates to be from dividends received from qualifying domestic corporations will be eligible for the corporate dividends-received deduction to the extent they would qualify if the Fund was a regular corporation.

Redemptions and exchanges of Fund shares may be taxable transactions for federal and state income tax purposes. If you hold your shares as a capital asset, the gain or loss that you realize will be a capital gain or loss and will be long-term or short-term, generally depending on how long you hold your shares. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by a Fund on such shares. All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you buy.

In certain cases, a Fund will be required to withhold, and remit to the United States Treasury, 28% of any distributions paid to a shareholder who: (1) has failed to provide a correct taxpayer identification number; (2) is subject to backup withholding by the Internal Revenue Service; (3) has not certified to that Fund that such shareholder is not subject to backup withholding; or (4) has failed to certify that he or she is a U.S. citizen or resident alien.

With respect to investments in STRIPs, TRs, TIGRs, CATs and other zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, a Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund distributes all of its net investment income to its shareholders, a Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in taxable gain or loss.

The Funds may use a tax management technique known as "highest in, first out." Using this technique, the portfolio holdings that have experienced the smallest gain or largest loss are sold first in an effort to minimize capital gains and enhance after-tax returns.

FEDERAL EXCISE TAX. If a Fund fails to distribute in a calendar year at least 98% of its ordinary income for the year and 98% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending October 31 of that year (and any retained amount from the prior calendar year on which the Fund paid no federal income tax), the Fund will be subject to a nondeductible 4% federal excise tax on the undistributed amounts. Each Fund intends to make sufficient distributions to avoid imposition of this tax, or to retain, at most its net capital gains and pay tax thereon.

STATE TAXES. No Fund is liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Distributions by any Fund to shareholders and the ownership of shares may be subject to state and local taxes. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in a Fund.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a fund. Investment in Ginnie Mae or Fannie Mae securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

FUND TRANSACTIONS

BROKERAGE TRANSACTIONS. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, a Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When a Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser may place a combined order for two or more accounts it manages, including a Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or Fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Adviser that the advantages of combined orders outweigh the possible disadvantages of separate transactions. Nonetheless, the Adviser believes that the ability of a Fund to participate in higher volume transactions will generally be beneficial to the Funds.

For the fiscal years ended January 31, 2006, 2007 and 2008, the Funds paid the following aggregate brokerage commissions on fund transactions:

--------------------------------------------- ----------------------------------------------------------------------
FUND                                                  AGGREGATE DOLLAR AMOUNT OF BROKERAGE COMMISSIONS PAID
--------------------------------------------- ----------------------------------------------------------------------
                                                        2006                    2007                  2008
--------------------------------------------- ------------------------- --------------------- ----------------------
Treasury Securities Money Market Fund                    $0                      $0                    $0
--------------------------------------------- ------------------------- --------------------- ----------------------
Prime Money Market Fund                                  *                       $0                    $0
--------------------------------------------- ------------------------- --------------------- ----------------------
Strategic Income Bond Fund                               $0                      $0                    $0
--------------------------------------------- ------------------------- --------------------- ----------------------
Value Fund                                            $217,933                $191,530              $216,366
--------------------------------------------- ------------------------- --------------------- ----------------------
Growth Fund                                           $169,508                $216,654              $154,413
--------------------------------------------- ------------------------- --------------------- ----------------------
Burkenroad Fund                                       $43,309                 $31,739                $45,250
--------------------------------------------- ------------------------- --------------------- ----------------------

*    Not in operation during the period.

BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Funds' Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause each Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, Fund strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to each Fund.

To the extent that research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Funds' Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases the Adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Funds may purchase new issues of securities in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Adviser with research services. FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

For the Trust's most recently completed fiscal year, the Funds paid the following commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser:

------------------------------------------------ ---------------------------------- ----------------------------------
                                                                                         TOTAL DOLLAR AMOUNT OF
                                                 TOTAL DOLLAR AMOUNT OF BROKERAGE   TRANSACTIONS INVOLVING BROKERAGE
                                                            COMMISSIONS                        COMMISSIONS
FUND                                                   FOR RESEARCH SERVICES              FOR RESEARCH SERVICES
------------------------------------------------ ---------------------------------- ----------------------------------
Treasury Securities Money Market Fund                           $0                                 $0
------------------------------------------------ ---------------------------------- ----------------------------------
Prime Money Market Fund                                         $0                                 $0
------------------------------------------------ ---------------------------------- ----------------------------------
Strategic Income Bond Fund                                      $0                                 $0
------------------------------------------------ ---------------------------------- ----------------------------------
Value Fund                                                   $216,363                         $170,800,265
------------------------------------------------ ---------------------------------- ----------------------------------
Growth Fund                                                  $154,407                         $104,214,248
------------------------------------------------ ---------------------------------- ----------------------------------
Burkenroad Fund                                               $45,248                          $20,368,780
------------------------------------------------ ---------------------------------- ----------------------------------

BROKERAGE WITH FUND AFFILIATES. A Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund, the Adviser or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. These rules further require that commissions paid to the affiliate by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

For the fiscal years ended January 31, 2006, 2007 and 2008, the Funds paid the following aggregate brokerage commissions on fund transactions effected by affiliated brokers. All amounts shown were paid to the Distributor and reflect fees paid in connection with Fund repurchase agreement transactions.

------------------------------------ ----------------------------------- ----------------------- --------------------------
                                                                                                    PERCENTAGE OF TOTAL
                                         AGGREGATE DOLLAR AMOUNT OF       PERCENTAGE OF TOTAL     BROKERAGE TRANSACTIONS
                                       BROKERAGE COMMISSIONS PAID TO     BROKERAGE COMMISSIONS       EFFECTED THROUGH
                                                 AFFILIATED                PAID TO AFFILIATED           AFFILIATED
                                                BROKERS ($)                   BROKERS (%)               BROKERS (%)
------------------------------------ ---------- ----------- ------------ ----------------------- --------------------------
FUND                                    2006        2007        2008               2008                     2008
------------------------------------ ---------- ----------- ------------ ----------------------- --------------------------
Treasury Securities Money Market
Fund                                     0          0            0                 0                         0
------------------------------------ ---------- ----------- ------------ ----------------------- --------------------------
Prime Money Market Fund                  *          0            0                 0                         0
------------------------------------ ---------- ----------- ------------ ----------------------- --------------------------
Strategic Income Bond Fund               0          0            0                 0                         0
------------------------------------ ---------- ----------- ------------ ----------------------- --------------------------
Value Fund                            39,197      32,590      216,363             100                       100
------------------------------------ ---------- ----------- ------------ ----------------------- --------------------------
Growth Fund                           46,290      91,174      154,407             100                       100
------------------------------------ ---------- ----------- ------------ ----------------------- --------------------------
Burkenroad Fund                       17,129      17,846      45,248              100                       100
------------------------------------ ---------- ----------- ------------ ----------------------- --------------------------

*    Not in operation during the period.

SECURITIES OF "REGULAR BROKER-DEALERS." The Trust is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) which the Trust has acquired during its most recent fiscal year. As of January 31, 2008, the following Funds held securities of the Trust's "regular brokers or dealers" as follows:

------------------------------------ --------------------------- ------------------------- ---------------------------
FUND                                   NAME OF BROKER/DEALER      TYPE OF SECURITY HELD       DOLLAR AMOUNT AT FYE
------------------------------------ --------------------------- ------------------------- ---------------------------
Strategic Income Bond Fund             Lehman Brothers, Inc.               Debt                      $1,000
------------------------------------ --------------------------- ------------------------- ---------------------------

Strategic Income Bond Fund                   Citigroup                     Debt                       $998
------------------------------------ --------------------------- ------------------------- ---------------------------

Strategic Income Bond Fund                 Merrill Lynch                   Debt                       $999
------------------------------------ --------------------------- ------------------------- ---------------------------

Strategic Income Bond Fund                 Morgan Stanley                  Debt                       $967
------------------------------------ --------------------------- ------------------------- ---------------------------

Prime Money Market Fund                   JP Morgan Chase                  Debt                      $1,390
------------------------------------ --------------------------- ------------------------- ---------------------------

Prime Money Market Fund                Lehman Brothers, Inc.               Debt                     $15,536
------------------------------------ --------------------------- ------------------------- ---------------------------

PORTFOLIO HOLDINGS

The Board of Trustees has approved a policy and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the Funds' portfolio securities is in the best interests of Fund shareholders, and include procedures to address conflicts between the interests of the Funds' shareholders, on the one hand, and those of the Funds' investment adviser, principal underwriter or any affiliated person of the Funds, its investment adviser, or its principal underwriter, on the other. Pursuant to such procedures, the Board has authorized the Adviser's Chief Compliance Officer and Fund portfolio manager(s) (the "Authorized Persons") to dually authorize the release of a Fund's portfolio holdings, as necessary, in conformity with the foregoing principles. The Authorized Persons report quarterly to the Board regarding the implementation of such policies and procedures.

Pursuant to applicable law, the Funds are required to disclose their complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each January 31, April 30, July 31, and October 31). The Funds will disclose a complete or summary schedule of investments (which includes each of the Fund's 50 largest holdings in unaffiliated issuers and each investment in unaffiliated issuers that exceeds one percent of the Fund's net asset value ("Summary Schedule")) in its semi-annual and annual reports which are distributed to Fund shareholders. The Funds' complete schedule of investments following the first and third fiscal quarters is available in quarterly holdings reports filed with the SEC on Form N-Q, and is available in semi-annual and annual reports filed with the SEC on Form N-CSR.

Fund filings on Form N-Q and Form N-CSR are not distributed to Fund shareholders but are available, free of charge, on the EDGAR database on the SEC's website at WWW.SEC.GOV. Should the Funds include only a Summary Schedule rather than a complete schedule of investments in its semi-annual and annual reports, its Form N-CSR will be available without charge, upon request, by calling 1-800-738-2625, extension 77966.

The Fund generally posts on the internet at HTTP://SEI2FUNDS.SEIC.COM/HORIZON, a detailed list of the securities held by the Fund (portfolio holdings) as of the most recent calendar month end, 30 days after the end of the calendar month. The Fund's investment adviser may exclude any portion of the portfolio holdings from publication when deemed in the best interest of the Fund. The Fund generally posts on the internet at HTTP://SEI2FUNDS.SEIC.COM/HORIZON, the ten largest portfolio holdings of the Fund, and the percentage that each of these holdings represents of the Fund's total assets, as of the most recent calendar month end, 10 calendar days after the end of the calendar month. The postings generally remain until replaced by new postings as described above.



The information on the Funds' website is publicly available.

The Funds' policies and procedures provide that the Authorized Persons, may authorize disclosure of portfolio holdings information to third parties at differing times and/or with different lag times than the information posted to the internet; provided that the recipient is, either by contractual agreement or otherwise by law: (i) required to maintain the confidentiality of the information; and (ii) prohibited from using the information to facilitate or assist in any securities transactions or investment program. The Funds will review a third party's request for portfolio holdings information to determine whether the third party has legitimate business objectives in requesting such information. No compensation or other consideration is paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Funds, Adviser and its affiliates or recipient of the Funds' portfolio holdings information.

In addition, the Funds' service providers, such as the Custodian, Administrator and Transfer Agent, may receive portfolio holdings information as frequently as daily in connection with their services to the Funds. In addition to any contractual provisions relating to confidentiality of information that may be included in the service providers contract with the Trust, these arrangements impose obligations on the Funds' service providers that would prohibit them from disclosing or trading on the Funds' non-public information. Financial printers, proxy voting service providers and pricing information vendors may receive portfolio holdings information, as necessary, in connection with their services to the Funds.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of funds and shares of each fund, each of which represents an equal proportionate interest in the portfolio with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series or classes of shares. All consideration received by the Trust for shares of any additional funds and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Fund property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Trust's Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that each Fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Nothing contained in this section attempts to disclaim a Trustee's individual liability in any manner inconsistent with the federal securities laws.

CODES OF ETHICS

The Board of Trustees, on behalf of the Trust, has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser and Administrator have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees ("Access Persons"). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, Access Persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings or private placements, or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

PROXY VOTING

The Board has delegated the responsibility for decisions regarding proxy voting for securities held by the Funds to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix B to this SAI. The Board of Trustees will periodically review the Funds' proxy voting record.

The Trust is required to disclose annually each Fund's complete proxy voting records on Form N-PX. The Funds' proxy voting record for the most recent 12 month period ended June 30th is available upon request by calling 1-800-992-2085 or by writing to the Funds at Hancock Horizon Funds, 2600 Citiplace

Drive, Suite 100, Baton Rouge, Louisiana 70808. The Funds' Form N-PX is also available on the SEC's website at www.sec.gov.

5% AND 25% SHAREHOLDERS

As of May 1, 2008, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% and 25% or more of the shares of the Funds. Persons who owned of record or beneficially more than 25% of a Fund's outstanding shares may be deemed to control the Fund within the meaning of the 1940 Act. The Trust believes that most of the shares referred to below were held by the below persons in account for their fiduciary, agency or custodial customers.

TREASURY SECURITIES MONEY MARKET FUND - TRUST CLASS:

Hanco; P.O. Box 4019, Gulfport, MS 39502-4019; 95.65% or 145,951,372.75

TREASURY SECURITIES MONEY MARKET FUND - INSTITUTIONAL SWEEP CLASS:

Hanco; P.O. Box 4019, Gulfport, MS 39502-4019; 93.63% or 75,448,095.08

Hanco Reinvest; P.O.  Box 4019, Gulfport, MS  39502-4019; 6.36% or 5,132,490.28

TREASURY SECURITIES MONEY MARKET FUND - CLASS A:

Hanco; P.O. Box 4019, Gulfport, MS 39502-4019; 77.52% or 204,662,538.39

NFSC; 200 Liberty Street, 1 World Financial Center, New York, NY 10281; 19.08% or 50,391,080.06

STRATEGIC INCOME BOND FUND - TRUST CLASS:

Hanco; P.O. Box 4019, Gulfport, MS 39502-4019; 81.17% or 4,826,645.352 shares

Hanco Reinvest; P.O. Box 4019, Gulfport, MS 39502-4019; 18.83% or 1,119,741.310
shares

STRATEGIC INCOME BOND FUND - CLASS A:

Hanco Reinvest; P.O. Box 4019, Gulfport, MS 39502-4019; 44.95% or 728,019.661
shares

STRATEGIC INCOME BOND FUND - CLASS C:

FundServ Account: FBO Gotech Inc, 200 Liberty Street, 1 World Financial Center, New York, NY 10281; 26.30% or 2,888.130 shares

FundServ Account; FBO Clementine Cushenberry 200 Liberty Street, 1 World Financial Center, New York, NY 10281; 19.44% or 2,134.920 shares

FundServ Account; FBO Ms. Lottie Doskey 200 Liberty Street, 1 World Financial Center, New York, NY 10281; 13.74% or 1,510.093 shares

FundServ Account; FBO Ms. Rosalie Barcelona, 200 Liberty Street, 1 World Financial Center, New York, NY 10281; 13.57% or 1,490.589 shares

FundServ Account; FBO Ms. Mollie Doucet 200 Liberty Street; 1 World Financial Center, New York, NY 10281; 10.80% or 1,186.091 shares

FundServ Account FBO Ms. Kara Whittington; 200 Liberty Street, 1 World Financial Center, New York, NY 10281; 7.19% or 789.421 shares

VALUE FUND - TRUST CLASS:

Hanco Gain; P.O. Box 4019; Gulfport, MS 39502-4019; 72.22% or 2,616,059.048
shares

Hanco Reinvest; P O Box 4019, Gulfport, MS 39502-4019; 20.87% or 756,073.279
shares

Central Registration Co of Enid: 324 Broadway, Enid, OK 73707; 6.30% or 228,512.079 shares

VALUE FUND - CLASS A:

Hanco Reinvest; P.O. Box 4019, Gulfport, MS 39502-4019; 19.26% or 552,430.944
shares

VALUE FUND - CLASS C:

FTC & Company, FBO # 00TZE, P.O. Box 17376, Denver, CO 80217; 22.91% or 57,582.176 shares

FTC & Company, FBO # 00P05 P.O. Box 17376, Denver, CO 80217; 13.79% or 34,652.247 shares

Trust Lynx Co, FBO # 00TZE, P.O. Box 17376, Denver, CO 80217; 7.74% or 19,459.761 shares

FTC & Company, FBO 401K Plan, P.O. Box 17376, Denver, CO 80217; 7.03% or 17,657.946 shares

FundServ Account; FBO Counsel Trust; 1251 Waterfront Place, Pittsburgh, PA 15222; 6.02% or 15,120.567 shares

FundServ Account; FBO Pershing LLC 1 Metrotech Center North, Jersey City, NJ 07303-9998; 5.44% or 13,693.687 shares

Trust Lynx Co, FBO # 00L45, P.O. Box 17376, Denver, CO 80217; 5.21% or 13,107.763 shares

GROWTH FUND - TRUST CLASS:

Hanco Gain; P.O. Box 4019; Gulfport, MS 39502-4019; 76.67% or 2,372,204.340
shares

Hanco Reinvest; P O Box 4019; Gulfport, MS 39502-4019; 23.32% or 721,648.576
shares

GROWTH FUND - CLASS A

Hanco Reinvest; P O Box 4019; Gulfport, MS 39502-4019; 25.48% or 552,144.212
shares

GROWTH FUND - CLASS C:

FundServ Account; FBO GoTech Inc.; 200 Liberty Street, 1 World Financial Center, New York, NY 10281; 31.47% or 10,105.388 shares

FundServ Account; FBO Dr Robert K Rush; 200 Liberty Street, 1 World Financial Center, New York, NY 10281; 11.51% or 3,696.455 shares

FundServ Account; FBO Ramin Mani; 200 Liberty Street, 1 World Financial Center, New York, NY 10281; 8.40% or 2,697.495 shares

FundServ Account; FBO Kaleel Salloum Sr.; 200 Liberty Street, 1 World Financial Center, New York, NY 10281; 5.74% or 1,844.319 shares

FundServ Account; FBO Wayne Stein.; 200 Liberty Street, 1 World Financial Center, New York, NY 10281; 5.46% or 1,753.127 shares

BURKENROAD FUND - CLASS D:

The Administrators of the Tulane Educational Fund; 6401 Freret Street Suite 178, New Orleans, LA 70118; 11.85% or 25,997.802 shares

Gregory W. Clay and Martha H Clay Family Trust; 6668 Avalon; Dallas, TX 75214; 10.61% or 23,301.884 shares

BURKENROAD FUND - CLASS A:

Hanco Reinvest; P.O. Box 4019; Gulfport, MS 39502-4019; 18.55% or 116,260.711
shares

PRIME MONEY MARKET FUND

Hanco; P.O. Box 4019; Gulfport, MS 39502-4019; 100% or 42,070,795.21

                                   APPENDIX A

                             DESCRIPTION OF RATINGS

The following descriptions are summaries of published ratings.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

A-1 This is the highest category by Standard and Poor's (S&P) and indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory and the obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

PRIME-1 Issues rated Prime-1 (or supporting institutions) by Moody's have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

-        Leading market positions in well-established industries.

-        High rates of return on funds employed.

- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

- Well-established access to a range of financial markets and assured sources of alternate liquidity.

The rating F1 (Highest Credit Quality) is the highest commercial rating assigned by Fitch Inc. ("Fitch"). Paper rated F1 is regarded as having the strongest capacity for timely payment of financial commitments. The rating F2 (Good Credit Quality) is the second highest commercial paper rating assigned by Fitch, which reflects a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

The rating TBW-1 by Thomson BankWatch ("Thomson") indicates a very high likelihood that principal and interest will be paid on a timely basis.

DESCRIPTION OF MUNICIPAL NOTE RATINGS

Moody's highest rating for state and municipal and other short-term notes is MIG-1 and VMIG-l. Short-term Municipal Securities rated MIG-1 or VMIG-1 are of the best quality. They have strong protection from established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing or both. Short-term Municipal Securities rated MIG-2 or VMIG-2 are of high quality. Margins of protection are ample although not so large as in the MIG-I/VMIG-2 group.

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

- Amortization Schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note, and

- Source of Payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay a debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the votes.

DESCRIPTION OF CORPORATE BOND RATINGS

S&P

Bonds rated AAA have the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Debt rated BB and B is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB--rating. Debt rate B has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

MOODY'S

Bonds which are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in

Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds which are rated Baa are considered as medium-grade obligations (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's bond ratings, where specified, are applied to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one-year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located. Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's sovereign rating. Such branch obligations are rated at the lower of the bank's rating or Moody's sovereign rating for the bank deposits for the country in which the branch is located.

When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the 1933 Act or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific bank or insurance company obligation is legally enforceable or is a valid senior obligation of a rated issuer.

Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed. A rating should be weighed solely as one factor in an investment decision and you should make your own study and evaluation of any issuer whose securities or debt obligations you consider buying or selling.

FITCH

Bonds rated AAA by Fitch are judged by Fitch to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type market.

Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings. Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements. Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

THOMSON

Bonds rated AAA by Thomson BankWatch indicate that the ability to repay principal and interest on a timely basis is extremely high. Bonds rated AA indicate a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category. Bonds rated A indicate the ability to repay principal and interest is strong. Issues rated A could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

Bonds rated BBB (the lowest investment-grade category) indicate an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                                   APPENDIX B

                      HORIZON ADVISERS PROXY VOTING POLICY








                                     8/1/03

                              PROXY VOTING POLICIES


                            I. THE BOARD OF DIRECTORS


A.    VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees are made on a CASE-BY-CASE basis, examining the following factors:

     o    long-term corporate performance record relative to a market index;

     o    composition of board and key board committees;

     o    nominee's attendance at meetings (past two years);

     o    nominee's investment in the company;

     o    whether a retired CEO sits on the board; and

     o    whether the chairman is also serving as CEO.

In cases of significant votes and when information is readily available, we also review:

     o    corporate governance provisions and takeover activity;

     o    board decisions regarding executive pay;

     o    director compensation;

     o    number of other board seats by nominee; and

     o    interlocking directorships.


B.    CHAIRMAN AND CEO IS THE SAME PERSON

We vote on a CASE-BY-CASE basis on shareholder proposals that would require the positions of chairman and CEO to be held by different persons.


C.    MAJORITY OF INDEPENDENT DIRECTORS

Shareholder proposals that request that the board be comprised of a majority of independent directors are evaluated on a CASE-BY-CASE basis.

We vote FOR shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.


D.    STOCK OWNERSHIP REQUIREMENTS

We vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

E.    TERM OF OFFICE

We vote AGAINST shareholder proposals to limit the tenure of outside directors.


F.    DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Proposals concerning director and officer indemnification and liability protection are evaluated on a CASE-BY-CASE basis.

We vote AGAINST proposals to limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care.

We vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

We vote FOR only those proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; AND (2) only if the director's legal expenses would be covered.


G.    CHARITABLE CONTRIBUTIONS

We vote AGAINST shareholder proposals to eliminate, direct or otherwise restrict charitable contributions.


                               II. PROXY CONTESTS


A.    VOTING FOR DIRECTOR NOMINEES IN CONTEST ELECTIONS

Votes in a contested election of directors are evaluated on a CASE-BY-CASE basis, considering the following factors:

     o long-term financial performance of the target company relative to its industry;

     o    management's track record;

     o    background to the proxy contest;

     o    qualifications of director nominees (both slates);

     o evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

     o    stock ownership positions.


B.    REIMBURSE PROXY SOLICITATION EXPENSES

Decisions to provide full reimbursement for dissidents waging a proxy contest are made on a CASE-BY-CASE basis.

                                  III. AUDITORS


RATIFYING AUDITORS

We vote FOR proposals to ratify auditors, unless: an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position.


                           IV. PROXY CONTEST DEFENSES


A.    BOARD STRUCTURE:  STAGGERED VS. ANNUAL ELECTIONS

We vote AGAINST proposals to classify the board.

We vote FOR proposals to repeal classified boards and to elect all directors annually.


B.    SHAREHOLDER ABILITY TO REMOVE DIRECTORS

We vote AGAINST proposals that provide that directors may be removed ONLY for cause.

We vote FOR proposals to restore shareholder ability to remove directors with or without cause.

We vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

We vote FOR proposals that permit shareholders to elect directors to fill board vacancies.


C.    CUMULATIVE VOTING

We vote AGAINST proposals to eliminate cumulative voting.

We vote FOR proposals to permit cumulative voting.


D.    SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

We vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

We vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

E.    SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

We vote AGAINST proposals to restrict or prohibit shareholder to take action by written consent.

We vote FOR proposals to allow or make easier shareholder action by written consent.


F.    SHAREHOLDER ABILITY TO ALTER THE SIZE OF THE BOARD

We vote FOR proposals that seek to fix the size of the board.

We vote AGAINST proposals that give management the ability to alter the size of the board without shareholder approval.


                            V. TENDER OFFER DEFENSES


A.    POISON PILLS

We vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

We review on a CASE-BY-CASE basis shareholder proposal to redeem a company's poison pill.

We review on a CASE-BY-CASE basis management proposals to ratify a poison pill.


B.    FAIR PRICE PROVISIONS

We vote FOR fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

We vote FOR shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.


C.    GREENMAIL

We vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

We review on a CASE-BY-CASE basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.


D.    PALE GREENMAIL

We review on a CASE-BY-CASE basis restructuring plans that involve the payment of pale greenmail.

E.    UNEQUAL VOTING RIGHTS

We vote AGAINST dual class exchange offers.

We vote AGAINST dual class recapitalizations.


F.    SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO AMEND THE CHARTER OR BYLAWS

We vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

We vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.


G.    SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO APPROVE MERGERS

We vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

We vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.


H.    WHITE SQUIRE PLACEMENTS

We vote FOR shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.


                     VI. MISCELLANEOUS GOVERNANCE PROVISIONS


A.    CONFIDENTIAL VOTING

We vote FOR shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follow: In the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

We vote FOR management proposals to adopt confidential voting.


B.    EQUAL ACCESS

We vote FOR shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

C.    BUNDLED PROPOSALS

We review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the package items. In instances when the joint effect of the conditioned items is not in shareholder's best interests, we vote against the proposals. If the combined effect is positive, we support such proposals.


D.    SHAREHOLDER ADVISORY COMMITTEES

We review on a CASE-BY-CASE basis proposals to establish a shareholder advisory committee.


                             VII. CAPITAL STRUCTURE


A.    COMMON STOCK AUTHORIZATION

We review on a CASE-BY-CASE basis proposals to increase the number of shares of common stock authorized for issue.

We use quantitative criteria that measures the number of shares available for issuance after analyzing the company's industry and performance. Our first step is to determine the number of shares available for issuance (shares not outstanding and not reserved for issuance) as a percentage of the total number of authorized shares after accounting for the requested increase. Shares reserved for legitimate business purposes, such as stock splits or mergers, are subtracted from the pool of shares available. We then compare this percentage to an allowable cap developed for the company's peer group to determine if the requested increase is reasonable. Each peer group is broken down into four quartiles, and within each quartile an "allowable increase" for company is set. The top quartile performers will have the largest allowable increase.

If the requested increase is greater than the "allowable increase", we will vote AGAINST the proposal.


B.    REVERSE STOCK SPLITS

We will review management proposals to implement a reverse stock split on a CASE-BY-CASE basis. We will generally support a reverse stock split if management provides a reasonable justification for the split.


C.    BLANK CHECK PREFERRED AUTHORIZATION

We vote FOR proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.

We review on a CASE-BY-CASE basis proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.

We review on a CASE-BY-CASE basis proposals to increase the number of authorized blank check preferred shares. If the company does not have any preferred shares outstanding, we will vote against the requested increase. If the company does have preferred shares outstanding, we will use the criteria set forth in Section VII A.


D.    SHAREHOLDER PROPOSALS REGARDING BLANK CHECK PREFERRED STOCK

We vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.


E.    ADJUST PAR VALUE OF COMMON STOCK

We vote FOR management proposals to reduce the par value of common stock.


F.    PREEMPTIVE RIGHTS

We review on a CASE-BY-CASE basis proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.


G.    DEBT RESTRUCTURING

We review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan. We consider the following issues:

     o DILUTION - How much will ownership interests of existing shareholders be reduced, and how extreme will dilution to any further earnings be?

     o CHANGE IN CONTROL - Will the transaction result in a change in control of the company?

     o BANKRUPTCY - Is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?

Generally, we approve proposals that facilitate debt restructuring unless there are clear signs of self-dealing or other abuses.


H.    SHARE REPURCHASE PROGRAMS

We vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.


                    VIII. EXECUTIVE AND DIRECTOR COMPENSATION

In general, we vote on a CASE-BY-CASE basis on executive and director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having a high payout sensitivity to increases in shareholder value.

In evaluating a pay plan, we measure its dilutive effect both on shareholder wealth and on voting power. We value equity-based compensation along with the cash components of pay. We estimate the present value of all short- and long-term incentives, derivative awards, and cash/bonus compensation - which enables us to assign a dollar value to the amount of potential shareholder wealth transfer.

Our vote is based, in part, on a comparison of company-specific adjusted allowable dilution cap and a weighted average estimate of shareholder wealth transfer and voting power dilution. Administrative features are also factored into our vote. For example, our policy is that the plan should be administered by a committee of disinterested persons; insiders should not serve on compensation committees.

Other factors, such as repricing underwater stock options without shareholder approval, would cause us to vote against a plan. Additionally, in some cases we would vote against a plan deemed unnecessary.


A.    OBRA-RELATED COMPENSATION PROPOSALS

     o Amendments that Place a Cap on Annual Grant or Amend Administrative Features

          Vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

     o    Amendments to Added Performance-Based Goals

          Vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

     o    Amendments to Increase Shares and Retain Tax Deductions Under OBRA

          Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a CASE-BY-CASE basis.

     o    Approval of Cash or Cash-and-Stock Bonus Plans

          Vote FOR cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.


B.    SHAREHOLDER PROPOSALS TO LIMIT EXECUTIVE AND DIRECTORS PAY

We review on a CASE-BY-CASE basis all shareholder proposals that seek additional disclosure of executive and director pay information.

We review on a CASE-BY-CASE basis all other shareholder proposals that seek to limit executive and director pay.

C.    GOLDEN AND TIN PARACHUTES

We vote FOR shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

We review on a CASE-BY-CASE basis all proposals to ratify or cancel golden or tin parachutes.


D.    EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)


We vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).


E.    401(K) EMPLOYEE BENEFIT PLANS

We vote FOR proposals to implement a 401(k) savings plan for employees.


                           IX. STATE OF INCORPORATION


A.    VOTING ON STATE TAKEOVER STATUES

We review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions and disgorgement provisions).


B.    VOTING ON REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation are examined on a CASE-BY-CASE basis.


                     X. MERGERS AND CORPORATE RESTRUCTURINGS


A.    MERGERS AND ACQUISITIONS

Votes on mergers and acquisitions are considered on a CASE-BY-CASE basis, taking into account at least the following:

     o    anticipated financial and operating benefits;

     o    offer price (cost vs. premium);

     o    prospects of the combined companies;

     o    how the deal was negotiated; and

     o changes in corporate governance and their impact on shareholder rights.

B.    CORPORATE RESTRUCTURING

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyout, spin-offs, liquidations and asset sales are considered on a CASE-BY-CASE basis.


C.    SPIN-OFFS

Votes on spin-offs are considered on a CASE-BY-CASE basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus and managerial incentives.


D.    ASSET SALES

Votes on asset sales are made on a CASE-BY-CASE basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.


E.    LIQUIDATIONS

Votes on liquidations are made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.


F.    APPRAISAL RIGHTS

We vote FOR proposals to restore, or provide shareholders with, rights of appraisal.


G.    CHANGING CORPORATE NAME

We vote FOR changing the corporate name.


                             XI. MUTUAL FUND PROXIES


A.    ELECTION OF TRUSTEES

We vote on trustee nominations on a CASE-BY-CASE basis.


B.    INVESTMENT ADVISORY AGREEMENT

We vote on investment advisory agreements on a CASE-BY-CASE basis.

C.    FUNDAMENTAL INVESTMENT RESTRICTIONS

We vote on amendments to a fund's fundamental investment restrictions on a CASE-BY-CASE basis.


D.    DISTRIBUTION AGREEMENTS

We vote on distribution agreements on a CASE-BY-CASE basis.


                      XII. SOCIAL AND ENVIRONMENTAL ISSUES

In general, we ABSTAIN from voting on shareholder social and environmental proposals, on the basis that their impact on share value can rarely be anticipated with any high degree of confidence.

In most cases, however, we vote FOR disclosure reports that seek additional information that is not available elsewhere and that is not proprietary, particularly when it appears that companies have not adequately addressed shareholder's social and environmental concerns.

In determining our vote on shareholder social and environmental proposals, we also analyze the following factors:

     o whether adoption of the proposal would have either a positive or negative impact on the company's short-term or long-term share value;

     o    the percentage of sales, assets and earnings affected;

     o the degree to which the company's stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;

     o whether the issues presented should be dealt with through government or company-specific action;

     o whether the company has already responded in some appropriate manner to the request embodied in the proposal;

     o whether the company's analysis and voting recommendation to shareholders is persuasive;

     o    what other companies have done in response to the issue;

     o    whether the proposal itself is well framed and reasonable;

     o whether implementation of the proposal would achieve the objectives sought in the proposal; and

     o whether the subject of the proposal is best left to the discretion of the board.

Among the social and environmental issues to which we apply this analysis are the following:

   o  Energy and Environment

   o  South Africa

   o  Northern Ireland

   o  Military Business

     o    Maquiladora Standards and International Operations Policies

     o    World Debt Crisis

     o    Equal Employment Opportunity and Discrimination

     o    Animal Rights

     o    Product Integrity and Marketing

     o    Human Resources Issues

CONFLICTS OF INTEREST


VOTING BY ADVISER

The following procedures prescribe a three-step process for the Proxy Committee (or its equivalent) to use when an adviser, either directly or through an affiliate, may have a conflict of interest when voting proxies. The first step is to identify those issuers with which the adviser or its affiliates (collectively, the "adviser") has a significant business or personal/family relationship that could give rise to a conflict of interest. The second step is to identify those proxy proposals where the adviser's conflict of interest may be material. The third step is to determine how to vote proxies involving a material conflict of interest. These procedures are designed to ensure that all proxies are voted in the best interests of clients and not the product of the conflict.

(A) IDENTIFYING THOSE ISSUERS WITH WHICH THE ADVISER MAY HAVE A CONFLICT OF INTEREST

The Proxy Committee will use the following four steps to identify issuers with which it may have a conflict of interest. The Proxy Committee will maintain a list of such issuers.

1. SIGNIFICANT BUSINESS RELATIONSHIPS - The Committee will maintain a list of issuers with which the adviser may have a significant business relationship such as, for example, where the fund's adviser also manages a pension plan, administer employee benefit plans, or provide brokerage, underwriting, insurance, or banking services to an issuer whose securities are held by the fund and whose management is soliciting proxies. For this purpose, a "significant business relationship" is any business relationship with a publicly traded company where loans, deposits, or assets under administration exceed $25 million OR annual fees received from a client are in excess of $250,000; and (2) may not directly involve revenue to the adviser or its affiliates but is otherwise determined by the Committee to be significant to the adviser or its affiliates where a key client also has a relationship with a publicly traded corporation where Hancock Bank's relationship with that client may be adversely affected if we do not vote in accordance with his/her wishes on a particular proxy proposal. For example, Hancock Bank has a substantial lending relationship with ABC Company where Mr. Joe Smith is the owner. Mr. Smith is also a director for XYZ, Inc., a publicly traded corporation. Mr. Smith knows XYZ, Inc. is a holding of Hancock Horizon Burkenroad Fund and he strongly urges Hancock Bank to vote for the executive compensation package which is currently proposed by management.

2. SIGNIFICANT PERSONAL/FAMILY RELATIONSHIPS - The Committee will identify issuers with which its employees who are involved in the proxy voting process may have a significant personal/family relationship. For this purpose, a "significant personal/family relationship" is one that would be reasonably likely to influence how the adviser votes proxies. To identify any such relationships, the Committee shall obtain information on a regular basis about any significant personal/family relationship between any employee of the adviser who is involved in the proxy voting process (e.g., portfolio managers, members of the Committee, senior management, as applicable) and senior employees of issuers for which the adviser may vote proxies.

3. CONTACT WITH PROXY COMMITTEE MEMBERS - The Proxy Committee should ensure that the adviser and its affiliates adopt procedures reasonably designed to prevent employees who are not involved in the proxy voting process from attempting to influence how the adviser votes any proxy. At a minimum, these procedures should provide that, if a person employed by the adviser not involved in the proxy voting process contacts any Committee member for the purpose of influencing how a proxy is voted, the member will immediately contact the Trust Department Compliance Officer who will determine: (1) whether the adviser should now treat the proxy in question as one involving a material conflict of interest; and (2) if so, whether the member of the Committee who was contacted should recluse himself/herself from all further matters regarding the proxy.

4. DUTIES OF THE PROXY COMMITTEE - The Committee has a duty to make reasonable investigation of information relating to conflicts of interest. For purposes of identifying conflicts under this policy, the Proxy Committee shall rely on publicly available information about the adviser and its affiliates, information about the adviser and its affiliates that is generally known by employees of the adviser,1 and other information actually known by a member of the Committee. Absent actual knowledge, the Committee is not required to investigate possible conflicts involving the adviser where the information is (i) non-public, (ii) subject to information blocking procedures, or (iii) otherwise not readily available to the Committee.

In connection with the consideration of any proxy voting matters under this policy, each member of the Proxy Committee has a duty to disclose to the Committee any material conflicts of interest of which the member has actual knowledge but which have not been identified by the Committee pursuant to this policy.

(B)   IDENTIFYING THOSE PROXY PROPOSALS WHERE THE ADVISER'S CONFLICT IS MATERIAL

If the adviser receives a proxy relating to an issuer with which it has a conflict of interest (as determined in (a) above), the Proxy Committee shall determine whether the conflict is "material" to any specific proposal included within the proxy. If not, then the adviser can vote the proxy in accordance with its proxy voting procedures; if so, the adviser may vote on any such proposal only in accordance with (c) below.2 The Committee shall determine whether a proposal is material as follows:

1. ROUTINE PROXY PROPOSALS - Proxy proposals that are "routine" shall be presumed not to involve a material conflict of interest for the adviser, unless the Committee has actual knowledge that a routine proposal should be treated as material. For this purpose, "routine" proposals would typically include matters such as the selection of an accountant, uncontested election of directors, meeting formalities, and approval of an annual report/financial statements. The Committee shall adopt procedures specifically designed for the adviser's circumstances that identify those proposals that the adviser will consider to be "routine" for purposes of this policy.3

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1 The procedures provide that the Committee should be aware of information about the adviser or its affiliates that is generally known by employees of the adviser, but it does not extend this knowledge to information about the adviser's affiliates that is generally known by employees of the adviser's affiliates (unless, of course, such information also is generally known by the adviser's employees).

2 Alternatively, an adviser may determine that, if it has a conflict with respect to ANY specific proposal in a proxy, it will vote ALL proposals in that proxy in accordance with one of the procedures set forth in (c) below.

2. NON-ROUTINE PROXY PROPOSALS - Proxy proposals that are "non-routine" shall be presumed to involve a material conflict of interest for the adviser, unless the Committee determines that the adviser's conflict is unrelated to the proposal in question (see 3. below). For this purpose, "non-routine" proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for management (e.g., stock option plans, retirement plans, profit sharing or other special remuneration plans). The Committee shall adopt procedures specifically designed for the adviser's circumstances that identify those proposals that the adviser will consider to be "non-routine" for purposes of this policy.

3. DETERMINING THAT A NON-ROUTINE PROPOSAL IS NOT MATERIAL - As discussed above, although non-routine proposals are presumed to involve a material conflict of interest, the Committee may determine on a case-by-case basis that particular non-routine proposals do not involve a material conflict of interest. To make this determination, the Committee must conclude that a proposal is not directly related to the adviser's conflict with the issuer. The Committee shall record in writing the basis for any such determination.

(C)   DETERMINING HOW TO VOTE PROXIES INVOLVING A MATERIAL CONFLICT OF INTEREST

For any proposal where the Proxy Committee determines that the adviser has a material conflict of interest, the adviser will vote that proxy regarding the proposal by using an independent third party (such as a proxy voting service) to vote the specific proposal that involves a conflict.